EXHIBIT 4.2


	  Indenture of Trust

	  by and between

	  Grapevine Industrial Development Corporation

	  and

	  Bank One, Texas, NA, as Trustee

	  Dated as of April 1, 1994

	  $8,000,000 Industrial Development Revenue Bonds,
	   Series 1994 (Trencor Jetco, Inc. Project)




	  INDENTURE OF TRUST


  	This Indenture of Trust is made and entered into as of April 1, 1994, by and between the Grapevine Industrial Development Corporation (the
Issuer), and Bank One, Texas, NA, a national banking association having its corporate trust office in Fort Worth, Texas (the Trustee), as trustee.

	  Witnesseth:

	  	Whereas, the Issuer is a constituted authority and instrumentality acting on behalf of the City of Grapevine, Texas (the "Unit"), organized and existing under the Development Corporation Act of 1979,
Article 5190.6, TEX. REV. CIV. STAT. ann, as amended (the "Act"), and is authorized under the Act to issue and sell its bonds and to lend the proceeds thereof to assist the Unit in its economic development and to carry out the public purposes of the Act, including the financing of manufacturing and industrial facilities located within the corporate limits of the Unit; and

  	Whereas, Trencor Jetco, Inc. (the "Company"), a Texas corporation and a wholly owned subsidiary of Astec Industries, Inc., a Tennessee corporation (the "Guarantor"), has requested financial assistance from the Issuer to finance a project (the "Project"); and

  	Whereas, the Issuer is authorized by the Act to finance the Project for the Company by issuing its bonds and loaning the proceeds thereof to the Company, and, to that end, the Issuer has adopted a resolution (the "Bond Resolution") duly authorizing and directing the issuance, sale, and delivery of its industrial development revenue bonds, to be known generally as Grapevine Industrial Development Corporation Industrial Development Revenue Bonds, Series 1994 (Trencor Jetco, Inc. Project) (the "Series 1994 Bonds"), to be issued as fully registered bonds (all bonds, including the Series 1994 Bonds, at any time outstanding under terms of this Indenture, hereinafter being called the "Bonds") and to secure payment of the principal thereof and of the interest and premium, if any, thereon and the performance and observance of the covenants and conditions herein contained, the Issuer has authorized the execution and delivery of this Indenture; and

  	Whereas, the Issuer will loan the proceeds of the Series
1994 Bonds to the Company by entering into a Loan Agreement dated as of April 1, 1994 (the "Agreement"), between the Issuer and the Company; and

  	Whereas, pursuant to the Agreement, the Company has agreed, among other things, to pay to or for the account of the Issuer an amount equal to the principal of and redemption premium and interest on the Series 1994 Bonds, as the same become due, all as set forth in the Agreement; and

  	Whereas, all things necessary to make the Bonds, when authenticated by the Trustee and issued as in this Indenture provided, the valid, binding, and legal obligations of the Issuer according to the import thereof, and to constitute this Indenture a valid assignment and pledge of the security pledged hereunder, have been done and performed, and the creation, execution, and delivery of this Indenture of Trust, and the creation, execution, and issuance of the Bonds, subject to the terms hereof, have in all respects been duly authorized;

  	Now, Therefore, This Indenture of Trust Witnesseth:

	  Granting Clause

  	To secure the timely payment of the principal of premium if any, and interest on the Bonds according to their tenor and effect and to secure the performance and observance by the Issuer of all of the covenants set forth herein and in the Bonds, the Issuer hereby assigns to the Trustee and grants to the Trustee a security interest in all right, title, and interest of the Issuer in and to (a) the Agreement, including the current and continuing right to claim, collect, receive, and give receipts for all amounts payable by or receivable from the Company under the Agreement, to bring actions and proceedings under the Agreement or for the enforcement of the Agreement and to do all things that the Issuer is entitled to under the Agreement, but excluding the Unassigned Rights, and (b) all moneys and securities held from time to time by the Trustee under this Indenture as provided in this Indenture (other than moneys and securities held in the Purchase Fund or the Rebate Fund), all for the equal and proportionate benefit of all owners of the Bonds without priority or distinction as to lien or otherwise of any Bonds over any other Bonds.

	To secure the obligation of the Company to reimburse to the Bank amounts owed under the Reimbursement Agreement, the Issuer assigns and grants to the Trustee for the benefit of the Bank a security interest in all right, title, and interest of the Issuer in and to the moneys held in the Bond Proceeds Fund until such moneys are applied for their intended purpose as provided in Section 5.01 hereof, provided, however, the said security interest shall be subordinate to the security interest in and to such moneys granted to the Trustee in the preceding paragraph for the benefit of the owners of the Bonds.

	  	To Have And To Hold all and singular the Trust Estate (as defined below) whether now owned or hereafter acquired, to the Trustee and its respective successors in trust and assigns forever;

	  In Trust Nevertheless, upon the terms and trusts herein set forth for the equal and proportionate benefit, security and protection of all present and future Owners of the Bonds issued under and secured by this Indenture without privilege, priority, or distinction as to the lien or otherwise of any of the Bonds over any of the other Bonds;

  	Provided, However, that if the Issuer, its successors, or assigns, shall pay, or cause to be paid, the principal of, premium, if any, and interest on the Bonds due or to become due thereon, at the times and in the manner mentioned in the Bonds and as provided in Section 4.01 hereof according to the true intent and meaning thereof, or shall provide, as permitted hereby, for the payment thereof in accordance with Article X hereof, and shall keep, perform, and observe all the covenants and conditions pursuant to the terms of this Indenture to be kept, performed, and observed by it, and shall pay or cause to be paid to the Trustee all sums of money due or to become due in accordance with the terms and provisions hereof, then upon such final payments or deposits as provided in Article X hereof including payment of all amounts due and payable to the Bank under the Reimbursement Agreement and surrender of the Letter of Credit to the Bank for cancellation, this Indenture and the rights hereby granted shall cease, terminate, and be void and the Trustee shall thereupon cancel and discharge this Indenture and execute and deliver to the Issuer and the Company such instruments in writing as shall be requisite to evidence the discharge hereof.

  	This Trust Indenture Further Witnesseth, and it is expressly declared, that all Bonds issued and secured hereunder are to be issued, authenticated, and delivered and all of the Trust Estate is to be dealt with\ and disposed of, under, upon, and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses, and purposes hereinafter expressed and the Issuer has agreed and covenanted, and does hereby agree and covenant, with the Trustee and with the respective Owners, from time to time, of the Bonds or any part thereof, as follows:


	  Article I
	  Definitions and Interpretation

  	Section 1.01.	Definitions.  Each of the following terms
shall have the meaning assigned to it in this Section 1.01 whenever it is used in this Indenture, unless the context in which it is used clearly requires otherwise:

  	"Adequate Interest Coverage" shall have the meaning set forth in Section 2.02(f)(iii) hereof.
  	"Adjustable Rate" shall mean the interest rate per annum from time to time borne by the
	  Bonds when in the Adjustable Rate Mode, as established in accordance with Section 2.02(e) hereof.

  	"Adjustable Rate Conversion Date" shall mean each Interest
Payment Date on which the Bonds, upon having been converted to the Adjustable Rate Mode from another Mode, shall first begin to bear interest at an Adjustable Rate in accordance with the terms hereof, and each subsequent Adjustable Rate Reset Date.

  	"Adjustable Rate Interest Payment Date" shall mean (i) with respect to an Adjustable Rate Period which extends over a period covering all or part of at least six calendar months, the first day of the sixth calendar month following the Adjustable Rate Conversion Date, and the first day of each successive sixth calendar month, if any, of such Adjustable Rate
Period; provided, however, the final Adjustable Rate Interest Payment Date with respect to any such Adjustable Rate Period shall be the first Business Day of the calendar month immediately following the expiration of such Adjustable Rate Period, or the maturity date of the Bonds (if such Adjustable Rate Period extends to the final maturity of the Bonds), and (ii) with respect to an Adjustable Rate Period which extends over a period covering all or part of less than six calendar months, the first Business Day of the calendar month immediately following the expiration of such Adjustable Rate Period or the maturity date of the Bonds (if such Adjustable Rate Period extends to the final maturity of the Bonds).

  	"Adjustable Rate Mode" shall mean the Mode in which the Bonds bear interest at an Adjustable Rate.

  	"Adjustable Rate Period" shall mean any period selected in accordance with Section 2.01(e) of not less than one month in duration, commencing on an Adjustable Rate Conversion Date or an Adjustable Rate Reset Date, as appropriate, and ending on the day preceding a subsequent Conversion Date or Adjustable Rate Reset Date, as appropriate.

  	"Adjustable Rate Reset Date" shall mean an Adjustable Rate Interest Payment Date on which the Bonds begin to bear interest at a new Adjustable Rate in accordance with the terms hereof.

  	"Agreement" shall mean the Loan Agreement, dated as of April 1, 1994, between the Issuer and the Company, as amended and supplemented.

	  	"Alternate Credit Facility" shall mean an irrevocable letter of credit or other credit facility described in Section 5.03(b) hereof delivered pursuant to such Section in substitution for a Letter of Credit.
  	"Authorized Company Representative" shall mean the President or Vice President of the Company or any other person designated by the Company to act on behalf of the Company pursuant to a written instrument filed with the Trustee, the Issuer, and the Bank containing the specimen signature of such person. Such instrument may designate an alternate or alternates.

	  "Authorized Denomination" shall mean $100,000 and any integral multiple thereof.

  	"Available Moneys" shall mean

  	(1)	During any period the Letter of Credit is in effect:

       	(a)	proceeds from the remarketing of any Bonds, tendered for
purchase pursuant to this Indenture, to any person other than the Issuer, the Company, the Guarantor, or any "insider" (as defined in the Bankruptcy
Code) of the Issuer, the Company, or the Guarantor;

       	(b)	moneys derived from any draw on the Letter of Credit;

       	(c)	any other moneys or securities, if there is delivered
to the Trustee an opinion of an attorney-at-law, duly admitted to practice before the highest court of the jurisdiction in which such attorney maintains an office, who is not a full-time employee of the Company, the Bank, the Issuer, or the Remarketing Agent, having expertise in bankruptcy matters
(who, for purposes of such opinion, may assume that no Owner is an "insider," as defined in the Bankruptcy Code) to the effect that the use of such moneys or securities to pay the principal or purchase price of, premium, if any, or interest on the Bonds would not be avoidable as preferential payments under Section 547 of the Bankruptcy Code recoverable under Section 550 of the Bankruptcy Code should the Company become a debtor in a proceeding commenced thereunder, which opinion shall also be addressed to and acceptable to any Rating Agency then rating the Bonds; and

       	(d)	earnings derived from the investment of any of the
foregoing; and

  	(2)	During any period the Letter of Credit is not in effect, any moneys held by the Trustee in any Fund or Account under this Indenture and available, pursuant to the provisions hereof, to be used to pay principal of, premium, if any, or interest on, or the purchase price of, the Bonds.

 	"Bank" shall mean the issuer of the Letter of Credit then in effect. All references to "Bank" shall be of no effect at any time that no Letter of Credit is issued and secures the Bonds, except with respect to rights of any Bank established hereunder which do not, by their terms, expire upon the expiration of the Letter of Credit issued by such Bank. "Bankruptcy Code" shall mean the United States Bankruptcy Reform Act of 1978, as amended from time to time, or any substitute or replacement legislation.

  	"Beneficial Owner" means the person in whose name a Bond is recorded as beneficial Owner of such Bond by the Securities Depository or a Participant or an Indirect Participant on the records of such Securities Depository, Participant or Indirect Participant, as the case may be, or such Person's subrogee.

	  	"Bond Counsel" shall mean, with respect to the original issuance of the Bonds, Hutchison Boyle Brooks & Fisher, and thereafter, any firm of attorneys of nationally recognized expertise with respect to the tax-exempt obligations of political subdivisions, selected by the Company and acceptable to the Remarketing Agent, the Trustee, and the Issuer.

  	"Bond Fund" shall mean the Fund by that name established by
Section 5.02 of this Indenture.

	 "Bond Owner," or "Owner of the Bonds," when used with respect to a Bond, shall mean the person or entity in whose name such Bond shall be registered.

  	"Bond Proceeds Fund" shall mean the Fund by that name established by Section 5.01 of this Indenture.

  	"Bonds" shall mean the $8,000,000 Industrial Development Revenue Bonds, Series 1994 (Trencor Jetco, Inc. Project) issued pursuant to this Indenture.

  	"Bond Year" means each one-year period that ends on the day selected by the Issuer. The first and last Bond Years may be short periods. If no day is selected by the Issuer before the date the Bonds are retired or the date that is five years after the Closing Date, Bond Years end on each anniversary of the Closing Date and the date the Bonds are retired.

	"Book-Entry System" means a book-entry system established and operated for the recordation of Beneficial Owners of the Bonds pursuant to
Section 2.12 hereof.

  	"Business Day" or "business day" shall mean any day which is not (i) a Saturday or a Sunday, (ii) a day on which banking institutions in the cities of New York, New York, or Fort Worth, Texas
(or, if different, in the cities in which the corporate trust office of the Trustee and the office of the Bank at which drawings under the Letter of Credit are to be honored are located), are authorized or required by law or executive order to close, or (iii) a day on which the New York Stock Exchange is closed.

	  "Closing Date" shall mean the date of initial issuance and delivery of the Bonds to the purchasers thereof.

  	"Code" shall mean the Internal Revenue Code of 1986, as amended. Each citation to a section of the Code shall include the Regulations applicable to such Section.

	  "Company" shall mean Trencor Jetco, Inc., a Texas corporation and a wholly owned subsidiary of the Guarantor, its successors and assigns.

  	"Company Bonds" shall mean Bonds purchased with moneys described in Section 3.09(c) hereof.

  	"Completion Date" shall mean the date the acquisition, construction, and equipping of the Project is certified to be complete in accordance with the provisions of Section 3.3 of the Agreement.

	  "Construction Period" shall mean the period between the beginning of construction or the date on which Bonds are first delivered to the purchasers thereof, whichever is earlier, and the Completion Date.

  	"Conversion Date" shall mean an Adjustable Rate
Conversion Date, a Weekly Rate Conversion Date, a Daily Rate Conversion Date or a CP Rate Conversion Date, as appropriate.

  	"Cost of the Project" shall mean the sum of the items authorized to be paid from the Project Account pursuant to the provisions of Section 4.2 of the Agreement.

  	"CP Rate" shall mean the interest rate per annum on the Bonds established in accordance with Section 2.02(d) hereof.

  	"CP Rate Conversion Date" shall mean each Interest
Payment Date on which the Bonds, having been converted to the CP Rate Mode from another Mode, first begin to bear interest at a CP Rate in accordance with the terms hereof.

  	"CP Rate Interest Payment Date" shall mean the Business
Day which immediately succeeds the last date of any CP Rate Period.

  	"CP Rate Mode" shall mean the interest rate Mode in which Bonds bear interest at the CP Rate.

  	"CP Rate Period" shall mean, while the Bonds are in the CP Rate
Mode, the period (a) which begins on a CP Rate Conversion Date or a CP
Rate Reset Date, as appropriate, and (b) has a duration which shall have been set by the Remarketing Agent as provided in Section 2.02(d), but shall never be shorter than 30 days nor longer than 270 days, and (c) which ends on a day which immediately precedes a Business Day and which falls on or prior to the maturity date of the Bonds.

  	"CP Rate Reset Date" shall mean each CP Rate Interest
Payment Date on which commences a new CP Rate Period, whereon a new
CP Rate which shall have been set pursuant to Section 2.02(d) shall first become effective.

  	"Daily Interest Period" shall mean, while the Bonds are in the Daily Rate Mode, the period from and including each day which is a Business Day to but excluding the next succeeding day which is a Business Day.

	"Daily Rate" shall mean the interest rate per annum on the Bonds established in accordance with Section 2.02(c) hereof.

  	"Daily Rate Conversion Date" shall mean each date on which the Bonds, having been converted to the Daily Rate Mode from another Mode, first begin to bear interest at a Daily Rate in accordance with the terms hereof.

  	"Daily Rate Interest Payment Date" shall mean the first Business Day of each month during which the Bonds shall be in the Daily Rate Mode, commencing with the first Business Day of the month next succeeding each Daily Rate Conversion Date or, if applicable, the Closing Date.

  	"Daily Rate Mode" shall mean the Mode in which the Bonds bear interest at a Daily Rate.

	"Daily Rate Period" shall mean the period from the Daily
Rate Conversion Date to the earlier to occur of the following Conversion Date or the date on which principal of the Bonds is paid in full.

  	"Determination of Taxability" shall mean the receipt by the Trustee of evidence of a judgment or order of a court of competent jurisdiction, or a final ruling, technical advice, or decision of the internal Revenue Service to the effect that the interest on the Bonds (other than interest on any Bond for any period during which such Bond is held by a "substantial user" of the Project or a "related person," as such terms are used in section 147(a) of the Code) is includable for federal income tax purposes in the gross incomes of recipients thereof; provided, however, that in no event shall a Determination of Taxability be based upon the inclusion of interest in any minimum tax or indirect tax. For purposes of this definition, a ruling or decision of the Internal Revenue Service shall be considered final if no appeal or action for a judicial review has been filed and the time for filing of such appeal or action has expired.

  	"Event of Default," used with respect to this Indenture, shall mean any event specified in Section 6.01 of this Indenture.

 	"Government obligations" shall mean direct obligations of, or obligations the timely payment of the principal of, and interest on, which are fully and unconditionally guaranteed by the United States of America, which, at the time of investment, are not subject to prepayment or redemption prior to maturity and are legal investments under the laws of the State for the moneys proposed to be invested therein.

  	"Guarantor" shall means Astec Industries, Inc., a Tennessee corporation, its successors and assigns.

  	"Guaranty" shall mean the Guaranty Agreement dated as of April 1, 1994, between the Guarantor and the Trustee, as the same is supplemented and amended.

  	"Indenture" shall mean this Indenture of Trust, as amended and supplemented.

  	"Indirect Participant" means a broker-dealer, bank, or other financial institution for which the Securities Depository holds Bonds as a securities depository through a Participant.

  	"Initial Letter of Credit" shall mean the Letter of Credit delivered on the Closing Date by the Bank for the purpose of securing the Bonds, as extended or amended from time to time.

  	"Interest Payment Date" shall mean an Adjustable Rate
Interest Payment Date, a Weekly Rate Interest Payment Date, a Daily Rate Interest Payment Date, a CP Rate Interest Payment Date, each date upon which the Bonds shall be subject to mandatory tender for purchase pursuant to Section 2.04 hereof, and any date upon which the outstanding principal amount of the Bonds becomes due.

  	"Issuer" shall mean Grapevine Industrial Development
Corporation, and its successors and assigns.

  	"Letter of Credit" shall mean the Initial Letter of Credit and, if an Alternate Credit Facility is issued, each Alternate Credit Facility, as extended or amended from time to time. All references to the "Letter of Credit" shall be of no effect at any time that no Letter of Credit secures the Bonds, except with respect to rights of any Bank created hereunder which do not, by their terms, expire upon the termination of the Letter of Credit issued by such Bank.

  	"Maintenance of Rating" shall have the meaning set forth in Section 5.03(b) hereof. "Maximum Rate" shall mean the rate per annum equal to the lesser of (a) 15% per annum, or (b) if a Letter of Credit is then in effect, the maximum interest rate stated in such Letter of Credit for purposes of calculating the interest portion of the stated amount of such Letter of Credit.

  	"Mode" shall mean any of the interest rate modes which may exist from time to time with respect to the Bonds, including the Adjustable Rate Mode, the Weekly Rate Mode, the Daily Rate Mode, or the CP Rate Mode, as appropriate.

  	"Offering Agreement" shall mean the Offering Agreement, dated as of April 1, 1994, among the Issuer, the Company, the Guarantor, and the Offering Agent, including all amendments thereof and supplements thereto.

  	"Offering Agent" shall mean The First National Bank of
Chicago, Chicago, Illinois.

  	"Outstanding" or "Bonds outstanding" or "Bonds then outstanding," at the time in question, shall mean all Bonds which have been executed and delivered by the Issuer and authenticated by the Trustee or the Tender Agent under this Indenture, except:

       	(i)	Bonds theretofore canceled by the Trustee or surrendered to
the Trustee for cancellation;
	(ii)	Bonds paid or deemed to be paid pursuant to Article X
hereof;
       	(iii)	Bonds in lieu of or in exchange for which other Bonds shall
have been executed and delivered by the Issuer and authenticated by the Trustee or the Tender Agent pursuant to Sections 2.07, 2.08, 2.10, or 3.06 hereof; and
       	(iv)	Undelivered Bonds. "Participant" shall mean a broker-
dealer, bank, or other financial institution for which the Securities Depository holds Bonds as a securities depository.

  	"Pledged Bonds" shall mean Bonds purchased with moneys provided to the Tender Agent pursuant to Section 3.09(b) hereof.

  	"Principal Office" shall have the respective meaning as stated in the definitions of the Remarketing Agent and Tender Agent set forth herein.

  	"Project" shall mean the project as described in Exhibit A to the Agreement.

  	"Purchase Fund" shall mean the fund by that name established pursuant to Section 3.07(b) of this Indenture.

  	"Qualified Costs of Construction" shall mean that portion of the Cost of the Project which constitutes land costs or costs of property of a character subject to the allowance for depreciation for federal income tax purposes and which were incurred and paid, or are to be incurred and paid, after January 17, 1994.

  	"Qualified Investments" shall mean, subject to any restrictions imposed by State law, (i) Government Obligations, (ii) obligations of the Federal National Mortgage Association, the Government National Mortgage Association or the Federal Home Loan Mortgage Corporation, (iii) commercial paper or finance company paper rated not less than "P-l" by Moody's Investors Service or "A-1+" by Standard & Poor's Corporation, (iv) certificates of deposit or other time or demand deposits of banks (including, without limitation, the Trustee and the Bank) that are fully insured by the Federal Deposit Insurance Corporation or fully secured by obligations described in (i) or (ii) above, (v) repurchase agreements secured by obligations described in (i) or (ii) above or bonds or obligations which are authorized by law as security for public deposits, provided that no proceeding under any applicable insolvency or reorganization law has been commenced by or against the issuer of such bonds or obligations, and provided, further, that such bonds or obligations and debt of the issuer of the repurchase agreement bear one of the three highest full credit ratings assigned by Moody's Investors Service and Standard & Poor's Corporation, (vi) any investment fund or other investment pooling arrangement which purchases and holds exclusively Government Obligations or repurchase agreements meeting the requirements of (v) above, (vii) Tax-Exempt Obligations (as defined in the Tax Agreement) rated in one of the two highest full rating categories by either of the Rating Agencies, and (viii) any other investment approved in writing by the Bank.

  	"Rating Agencies" shall mean S&P and/or Moody's Investors
Service, according to which of such rating agencies then rates the Bonds; and provided that if neither of such rating agencies then rates the Bonds, the term "Rating Agencies" shall refer to any national rating agency (if any) which provides such rating. If only one Rating Agency then rates the Bonds, Rating Agencies" shall at that time mean only such Rating Agency.

  	"Rebate Fund" shall mean the fund by that name created pursuant to Section 5.10 of this Indenture.

  	"Record Date" shall mean (a) with respect to any Weekly
Rate Interest Payment Date, Daily Rate Interest Payment Date, CP Rate
Interest Payment Date, or Adjustable Rate Interest Payment Date for an Adjustable Rate Period of less than six months in duration, the close of business on the Business Day next preceding such Interest Payment Date, and
(b) with respect to any Adjustable Rate Interest Payment Date for an adjustable Rate Period of greater than or equal to six months in duration, the close of business on the fifteenth day of the calendar month next preceding such Interest Payment Date.

	"Regulations" shall mean the temporary and permanent Income Tax Regulations promulgated or proposed by the Department of the Treasury pursuant to the Code, as applicable to the Bonds.

	  "Reimbursement Agreement" shall mean with respect to each Letter of Credit, the agreement pursuant to which such Letter of Credit is issued. All references to "Reimbursement Agreement" shall be of no effect at any time that no Letter of Credit is issued and secures the Bonds, except with respect to rights of any Bank which do not, by their terms, expire upon the expiration of the Letter of Credit issued by such Bank.

  	"Remarketing Agent" shall mean the Remarketing Agent appointed in accordance with Section 7.10 hereof, and shall mean initially The First National Bank of Chicago, Chicago, Illinois. "Principal Office" of the Remarketing Agent shall mean the office thereof designated in writing to the Issuer, the Trustee, the Bank, and the Company, and shall mean initially the office of the Remarketing Agent located at One First National Plaza, Suite 0463, Chicago, Illinois 60670-0463, Attention: Municipal Bond department/Short Term Trading.

  	"Remarketing Agreement" shall mean the Remarketing Agreement dated as of April 1, 1994 among the Company, the Guarantor, and the Remarketing Agent.

  	"S&P" shall mean Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc., its successors and assigns.

  	"Securities Depository" means The Depository Trust Company and any substitute for or successor to such securities depository that shall maintain a Book Entry System with respect to the Bonds.

  	"Securities Depository Nominee" means the Securities
Depository or the nominee of such Securities Depository in whose name there shall be registered on the registration books of the Issuer the Bonds to be delivered to such Securities Depository during the continuation with such Securities Depository of participation in its Book Entry System.

	  "State" shall mean the State of Texas.

	  "Tax Agreement" shall mean the Tax Exemption Certificate and Agreement dated the Closing Date among the Company, the Issuer, and the Trustee, as amended and supplemented.

	  "Tender Agent" shall mean the Tender Agent appointed in accordance with Section 7.11 hereof if the Bonds are not then in a Book-Entry System. "Principal Office" of the Tender Agent shall mean the office thereof designated in writing to the Issuer, the Trustee, the Bank, the Remarketing Agent and the Company.

  	"Trustee" shall mean Bank One, Texas, NA, or any successor trustee or co-trustee serving as such under this Indenture.

	"Trust Estate" shall mean the property conveyed to the Trustee pursuant to the Granting Clause of this Indenture.

  	"Unassigned Rights" shall mean the rights of the Issuer under Sections 5.2, 7.2, and 9.3 of the Agreement, the Issuer"s rights to consent to amendments to the Agreement and its rights to receive notices thereunder.

  	"Undelivered Bonds" shall mean, during any period the Bonds are not in the Book-Entry System, Bonds for which notice of optional tender shall have been given pursuant to Section 2.03 and Bonds subject to mandatory tender pursuant to Section 2.04, for which Available Moneys sufficient to pay the purchase price have been deposited with the Tender Agent on or before the purchase date of such Bonds, but which Bonds were not delivered to the Tender Agent on or before such purchase date.

  	"Weekly Interest Period" shall mean, while the Bonds are in the Weekly Rate Mode, each period from and including Wednesday of each week (and, if the first day of any Weekly Rate Period is not a Wednesday, the Weekly Rate Conversion Date on which such Weekly Rate Period commences) through and including the following Tuesday, whether or not such days are Business Days. In addition, and notwithstanding the foregoing, the initial Weekly Interest Period shall commence on the Closing Date and shall end on the following Tuesday.

	"Weekly Rate" shall mean the interest rate per annum on the Bonds established in accordance with Section 2.02(b) hereof.

	"Weekly Rate Conversion Date" shall mean each date on which the Bonds, having been converted to the Weekly Rate Mode from another Mode, first begin to bear interest at a Weekly Rate in accordance with the terms hereof.

	"Weekly Rate Interest Payment Date" shall mean the first Business Day of each month during which the Bonds are in the Weekly Rate Mode, commencing with the first Business Day of the month following the Weekly Rate Conversion Date or, if applicable, the Closing Date.

	   "Weekly Rate Mode" shall mean the Mode in which the Bonds bear interest at a Weekly Rate.

  	"Weekly Rate Period" shall mean the period from the Closing Date or any Weekly Rate Conversion Date to the earlier of the next following Conversion Date or the maturity date of the Bonds.

  	Section 1.02 Article and Section Headings. The headings or titles of the several Articles and Sections of this Indenture, and the Table of Contents appended hereto, are solely for convenience of reference and shall not affect the meaning or construction of the provisions hereof.

  	Section 1.03. Interpretation. The singular form of any word used herein shall include plural, and vice versa, if applicable. The use of a word of any gender shall include all genders, if applicable. Any reference to a particular Article or Section shall be to such Article or Section of this Indenture unless the context shall otherwise require. Any reference to any time of day on any date shall be to prevailing time in New York City, New York, on such date unless otherwise specified herein.


	  Article II
	  Authorization and Issuance of the Bonds

  	Section 2.01.  Authorization of Bonds; No Additional Bonds.  (a)
The Bonds are hereby authorized to be issued in a single series, which shall be designated as Grapevine Industrial Development Corporation Industrial Development Revenue Bonds, Series 1994 (Trencor Jetco, Inc. Project) (the "Bonds"). The Bonds shall be issued in the aggregate principal amount of $8,000,000.

	(b)	The Bonds shall be issued for the purpose of providing
funds to pay costs of the Project and certain costs of issuance of the Bonds. No Bonds may be issued pursuant to this Indenture in addition to those authorized by this Section 2.01, except Bonds issued upon transfer or exchange pursuant to Section 2.07 hereof, temporary Bonds issued pursuant to Section 2.10 hereof, replacement Bonds issued pursuant to
Section 2.08 hereof, Bonds issued pursuant to Section 3.06 hereof, and Bonds delivered pursuant to Section 3.10 hereof.

  	Section 2.02.  Issuance of Bonds; Terms of Bonds.  (a)  General
Provisions.

 The Bonds shall: (i)	be dated as provided in Section 2.02(i) below,

	       	(ii)	bear interest initially in the Weekly Rate Mode
and, thereafter, as set forth in paragraphs (b) through (f) of this Section, until paid, at the rates therein provided (computed, while the Bonds are in the Weekly Rate Mode, the CP Rate Mode or the Daily Rate Mode, on the basis of a 365- or 366-day year, for the actual number of days elapsed and, while the Bonds are in the Adjustable Rate Mode, on the basis of a 360-day year, composed of twelve 30-day months), payable on each Interest Payment Date,

	       	(iii)	all be in the same Mode at the same time, and

	       	(iv)	mature on April 1, 2019.

	  	(b)	Weekly Rate Provisions.
			(i) The Bonds shall bear interest at
 a Weekly Rate from the Closing Date (if applicable) and from each Weekly Rate Conversion Date to the earlier of their redemption, the following Conversion Date or their maturity date. The Weekly Rate for each Weekly Interest Period shall be the lowest rate of interest which will, in the sole judgment of the Remarketing Agent, having due regard for prevailing financial market conditions, permit the Bonds to be remarketed at par on the first day of such Weekly Interest Period. Notwithstanding the foregoing, the Weekly Rate so established shall be not more than the Maximum Rate. Each determination of a Weekly Rate by the Remarketing Agent shall be conclusive and binding.

	Notwithstanding the foregoing, if at any time the Remarketing
Agent shall fail to determine a Weekly Rate as set forth above, then, until the Remarketing Agent shall next determine the Weekly Rate in such fashion, the Weekly Rate shall be the rate from time to time established as the J.J.
Kenney index rate for high grade tax-exempt obligations having maturities of 30 days. If such index rate is not available, the Weekly Rate shall be the rate from time to time established by the Public Securities Association Municipal Swap Index, and if such index is not available, the Weekly Rate shall be the rate from time to time established by such other comparable index as may be selected by the Company upon notice to the Trustee. In no event however may the interest rate on the Bonds exceed the Maximum Rate.

	  	(ii)	On Tuesday (unless Tuesday is not a Business Day,
then on the next preceding Monday; unless Monday and Tuesday are not Business Days, then on the next subsequent Wednesday, whether or not a Business Day) of each calendar week during a Weekly Rate Period, with respect to each Weekly Interest Period, the Remarketing Agent shall determine and furnish to the Trustee, the Company, the Bank, and the Tender Agent, if any, the Weekly Rate for the ensuing Weekly Interest Period. On the Business Day preceding each Weekly Rate Interest Payment Date, the Trustee shall furnish to the Company, the Bank and, if the Bonds are not in a Book-Entry System, to the Tender Agent, the Weekly Rates applicable to the Bonds from the time of the prior notice of such rates. Should any Owner or Beneficial Owner request such in writing, the Remarketing Agent shall also furnish (by first class mail, postage prepaid) the Weekly Rate to such requesting Owner or Beneficial Owner.

  	(c)	Daily Rate Provisions.  (i)  The Bonds shall bear interest at a Daily
Rate from the Closing Date (if applicable) and from each Daily Rate Conversion
Date to the earlier of their redemption, the following Conversion Date or their maturity date.  The Daily Rate for each Daily Interest Period shall be the interest rate determined by the Remarketing Agent on the first day of such
Daily Interest Period (by not later than 11:00 a.m.), which
shall be the lowest rate of interest which will, in the sole judgment of the
Remarketing Agent having due regard for prevailing financial market conditions, permit the Bonds to be remarketed at par on the said first day of such Daily Interest Period. Notwithstanding the foregoing, the Daily Rate so established shall be not more than the Maximum Rate. In the event no Daily
Rate is determined by the Remarketing Agent for a Daily Interest Period, then the Bonds shall automatically bear interest at the last Daily Rate previously determined pursuant to this Indenture.  Each determination of a Daily Rate by the Remarketing Agent shall be conclusive and binding.
  	(ii)	On the Business Day preceding each Interest
Payment Date during each Daily Rate Period, the Remarketing Agent will furnish to the Trustee, and the Trustee will furnish to the Bank, the Company, and the Tender Agent, if any, the Daily Rates applicable to the
Bonds during such Daily Rate  Period.  Should any Owner or Beneficial
Owner request in writing the Daily Rate applicable to the Bonds for any particular day, the Remarketing Agent will furnish such Daily Rate to such requesting Owner or Beneficial Owner.

  	(d)	CP Rate Provisions.  (i) The Bonds shall bear interest at a CP Rate from each CP Rate Conversion Date or CP Rate Reset Date, as appropriate, to the earlier of their redemption, the following Conversion Date or the following
CP Rate Reset Date.  In the case of each CP Rate Period, on the first day thereof, the Remarketing Agent shall determine (i) the duration of the CP
Rate Period and (ii) the CP Rate which shall apply during such CP
Rate Period.  The duration of the CP Rate Period so determined shall be that which, in the sole judgment of the Remarketing Agent will provide the lowest overall interest cost with respect to the Bonds, with due regard to prevailing financial market conditions, foreseeable changes in such conditions, the anticipated duration of the period the Bonds may remain in the CP Rate
Mode, and such other factors which  the Remarketing Agent, in its sole judgment, shall deem relevant and economically advantageous to consider.  Upon determination of the duration of the CP Rate  Period, the
Remarketing Agent shall determine the CP Rate which shall be in effect during such CP Rate Period, which shall be the lowest rate of interest which, in the sole judgment of the Remarketing Agent, having due regard to prevailing financial market conditions, will permit the Bonds to be sold at par on the first day of such CP Rate Period.  Notwithstanding the foregoing, the CP Rate so determined shall not be more than the Maximum
Rate.  Unless and until the Company elects to effect a conversion of the Bonds from the CP Rate Mode to another Mode, the Remarketing Agent shall continually redetermine the duration of, and the CP Rate to be effective during, each new CP Rate Period, which will commence, without further action on the part of the Company, on each CP Rate Reset Date.  If on any CP
Rate Reset Date, the Remarketing Agent shall fail to determine either the duration of, or the CP Rate to be effective during, the CP Rate Period which commences on  such date, then, without further action on the part of any person, the Bonds shall automatically convert to the Weekly Rate Mode upon such date, and the Bonds shall thereupon bear interest of the
Weekly Rate.  Upon such event the Trustee shall promptly notify the Owners, the Company, the Tender Agent, if any, and the Bank of such automatic conversion.  Each determination by the Remarketing Agent pursuant to this paragraph shall be conclusive and binding.

  	(ii)	On the first day of each CP Rate Period, the Remarketing Agent shall furnish to the Trustee, the Bank, the Company, and, if the Bonds are not in a
Book-Entry System, the Tender Agent, notice of the duration of such CP Rate
Period and the CP Rate to be effective during such
CP Rate Period.  Should any Owner or Beneficial Owner request notice of such items in writing, the Remarketing Agent shall provide such notice (by first class mail, postage prepaid) to such requesting Owner or
Beneficial Owner.

  	(e)	Adjustable Rate Provisions.  The Bonds shall bear
interest at an Adjustable Rate from each Adjustable Rate Conversion Date or each Adjustable Rate Reset Date, as appropriate, to the earlier of their redemption, the following Conversion Date, the following Adjustable Rate
Reset Date, or the following date on which the Bonds shall be subject to mandatory tender for purchase pursuant to Section 2.04 hereof. Upon a conversion of the Bonds to the Adjustable Rate Mode, the duration of the initial Adjustable Rate Period shall be that period specified in the Company's conversion notice delivered pursuant to Section 2.02(f)(i) for the purpose of effecting such conversion. An Adjustable Rate Period shall be of at least one month's duration and shall end on the day preceding the first Business Day of a calendar month or, if such Adjustable Rate Period extends to the final maturity of the Bonds, such final maturity date.
The Bonds thereupon shall remain in the Adjustable Rate Mode for as long as the Company shall continue to deliver timely notices pursuant to Section 2.02(f)(i) specifying the duration of the next subsequent Adjustable Rate Period which is to commence on the expiration of any current Adjustable Rate Period. The Remarketing Agent, on or prior to the commencement of each Adjustable Rate Period, shalldetermine the Adjustable Rate to be borne by the Bonds during such Adjustable Rate Period, which shall be the lowest rate which, in its sole judgment having due regard for prevailing financial market conditions, will permit the Bonds to be sold at par on the first day of such Adjustable Rate Period.
 Notwithstanding the foregoing, the Adjustable Rate shall not be more than the Maximum Rate. If, during any period the Bonds shall be in the Adjustable Rate Mode, either (i) the Company shall not deliver a timely conversion notice specifying the duration of the next subsequent Adjustable Rate Period, or (ii) on or prior to any Adjustable Rate Reset Date the Remarketing Agent shall fail to determine the Adjustable Rate to be borne by the Bonds during such Adjustable Rate Period, then, any other provision hereof notwithstanding, the Bonds, without further action on the part of any other person, shall automatically convert to the Weekly Rate Mode on the date which otherwise would have been the Adjustable Rate Reset Date and, the Bonds shall thereupon bear interest at the Weekly Rate determined pursuant to Section 2.02(b)(i). Upon such event, the Trustee shall promptly notify the Owners, the Company, the Tender Agent, if any, and the Bank of such automatic conversion. Each determination of an Adjustable Rate by the Remarketing Agent shall be conclusive and binding.

  	(f)	Conversion Options.  (i)  In General.  The interest
rate Mode of the Bonds shall be converted from one Mode to another, and an Adjustable Rate Period of one duration shall be converted to an Adjustable
Rate Period of the same or another duration, if the Company shall notify the Trustee, the Tender Agent, the Bank, and the Remarketing
Agent of its election to effect such a conversion and each other condition to any such conversion set forth herein shall have been satisfied. The
Company"s conversion notice shall specify the date on which the Conversion
Date will occur (which date shall be not sooner than 25 days after the date such notice is given) and if the conversion is to an Adjustable Rate Period, shall specify the Interest Payment Date which shall be the day following the last day of such Adjustable Rate Period. Notwithstanding the foregoing, no conversion from a Short Term Mode to a Long Term Mode or from a Long Term Mode to a Short Term Mode (as such terms are defined in Section 5.03(d) below), and no conversion effected in connection with either a change in the Bank issuing the Letter of Credit supporting payment of the Bonds, a change in the security for the Bonds, or an amendment to this Indenture or the Agreement, shall be effective unless the Company has delivered with such notice an opinion of Bond Counsel
(which opinion must be confirmed on the Conversion Date) stating that such conversion will not adversely affect the excludability from gross income of interest on the Bonds for federal income tax purposes. The
Conversion Date shall be the date specified in the Company notice; provided that no conversion from the Adjustable Rate Mode or the CP Rate Mode shall be effective prior to the Business Day following the last day of the Adjustable Rate Period or CP Rate Period, as the case may be, which is then in effect. In the event any condition precedent to conversion (including, but not limited to, the establishment by the Remarketing Agent of the initial interest rate to be in effect after the Conversion Date or, if required, the delivery of the Bond Counsel opinion described above) is not satisfied on or prior to the Conversion Date, the Bonds shall nonetheless be subject to mandatory tender on the Conversion Date and, upon such date, the Bonds, without any further action on the part of any person, shall automatically convert to the Weekly Mode, and the Bonds shall thereupon bear interest at the Weekly Rate determined pursuant to
Section 2.02(b)(i).

  	(ii)	Conversion Notice.  At least 20 days prior to each
Conversion Date, the Trustee shall  give to each Owner notice by certified mail stating:  (A) the Conversion Date, (B) that on the
Conversion Date, the Bonds are subject to mandatory tender and purchase, (C) that, subject to clause (E) below, all Owners who fail to tender their Bonds for purchase on the mandatory tender date will nonetheless be deemed to have tendered their Bonds for purchase
on such date, (D) that, subject   to clause (E) below, any Bonds not delivered
to the Tender Agent on or prior to the mandatory tender date, for which there has been irrevocably deposited in trust with the Trustee or the Tender Agent on or prior to the mandatory tender date Available Moneys sufficient to pay the purchase price of such Undelivered Bonds on the mandatory tender date, shall be deemed to have been so purchased at the purchase price, and such Bonds shall no longer be considered to be outstanding for purposes of this Indenture and shall no longer be entitled to the benefits of this Indenture, except for the payment of the purchase price thereof (and no interest shall accrue thereon subsequent to the mandatory tender date), and (E) that notwithstanding the foregoing, while the Bonds are held in the Book-Entry System, Bonds need not be physically tendered on the mandatory tender date, and transfers of beneficial Ownership interests will be effected by the Securities Depository in accordance with its rules and procedures.

	  (iii)	Letter of Credit Interest Coverage.  The interest
component of each Letter of Credit in effect during any Mode shall be sufficient to provide Adequate Interest Coverage (as defined below). With respect to the Weekly Rate Mode, the Daily Rate Mode, or the CP Rate
Mode, "Adequate Interest Coverage" shall mean the aggregate amount of interest which would accrue on all Outstanding Bonds (other than Pledged Bonds and Company Bonds) at a rate equal to 10% per annum, computed on the basis of a 365-day year, (1) for a period of forty-eight (48) days, in the case of Bonds in the Weekly Rate Mode or the Daily Rate Mode, and (2)
for a period of two hundred ninety (290) days, in the case of Bonds in the CP Rate Mode or such shorter period acceptable to the Rating Agencies and which will not result in a withdrawal or lowering of any rating on the Bonds from that which would otherwise accrue from a longer interest coverage period. Notwithstanding the foregoing, Adequate Interest Coverage during the Weekly Rate Mode, the Daily Rate Mode, or the CP Rate Mode
may cover interest on Bonds at a rate other than 10% per annum if, (1) the Company provides the Trustee with an opinion of Bond Counsel to the effect that such coverage and the effect of such coverage upon clause (b) of the definition of "Maximum Rate" herein will not adversely affect the exclusion from gross income of interest on the Bonds for federal income tax purposes,
and   (2) if the applicable rate is to be less than 10% per annum, such lower rate will not result in a withdrawal or lowering of any rating on the Bonds from that which would otherwise accrue from maintaining coverage at the 10% rate. With respect to the Adjustable Rate Mode, "Adequate Interest Coverage" shall mean the aggregate amount of interest which would accrue on all Outstanding Bonds (other than Pledged Bonds and Company Bonds) at a rate equal to the Adjustable Rate to be borne by the Bonds during such Mode, computed on the basis of a 360-day year composed of twelve 30-day months, for a period of two hundred (200) days or with respect to an Adjustable Rate Period of less than six months' duration, for a period equal to the number of days in such Adjustable Rate Period plus twenty, or in either such case, such shorter period acceptable to the Rating Agencies and which will not result in a withdrawal, or lowering of any rating on the Bonds from that which would otherwise accrue from a longer interest coverage period.

  	(g)	Denominations; Numbering. The Bonds are
issuable only as registered Bonds without coupons in Authorized
Denominations. The Bonds shall be numbered from 1 upwards, provided that the number assigned to each definitive Bond shall be prefixed by
the letter "R." Temporary Bonds shall be prefixed by the letters "TR."   The
Initial Bond hereinafter described shall be numbered T-1.

	  (h)	Payment Terms. Principal of, and premium, if any,
on, the Bonds shall be payable by the Trustee from moneys held by the Trustee in the Bond Fund to the Owners upon presentation and surrender of the Bonds as the same become due at the corporate trust office of the Trustee. Interest on the Bonds shall be paid by the Trustee by check drawn upon the Trustee and mailed by first class mail on the respective Interest Payment Dates to the Owners at their addresses shown on the registration books of the Trustee, or such other addresses as are furnished to the Trustee (in form satisfactory to the Trustee) by such Owners, as of the close of business on the Record Date with respect to such Interest Payment Date; provided that payment of interest shall be made by the Trustee by wire transfer to any Owner of $1,000,000 or more in aggregate principal amount of Bonds upon such Owner providing the Trustee with written wire transfer instructions acceptable to the Trustee before the applicable Record Date. If and to the extent there shall be a default in the payment of the interest due on an Interest Payment Date, such defaulted interest shall be paid to the Owners in whose names any such Bonds (or any Bond or Bonds issued upon registration of transfer or exchange thereof) are registered at the close of business on the Business Day next preceding the date of payment of such defaulted interest. Payment of the principal or purchase price of, and the premium, if any, and interest on, the Bonds shall be made in such lawful money of the United States of America as, at the respective times of payment, shall be legal tender for the payment of public and private debts.

  	(i)	Dating.  The Bonds shall be dated April 1, 1994
and initially bear interest from the Closing Date, and thereafter shall bear interest from the Interest Payment Date next preceding the date of authentication, unless (i) authenticated prior to the first
Interest Payment Date, in which  event such Bonds shall bear interest from the Closing Date, (ii)  authenticated on an Interest Payment
Date, in which event such Bonds shall bear interest from the date of
authentication, or (iii)   authenticated after a Record Date and before the
following Interest Payment Date, in which event such Bonds shall bear interest from the following Interest Payment Date. If, as shown by the
records   of the Trustee, interest on the Bonds is in default, Bonds issued in exchange for Bonds surrendered for registration of transfer or exchange shall bear interest from the date to which interest has been paid in full on the Bonds, or, if no interest has been paid on the Bonds, from the Closing Date.

	  Section 2.03.  Optional Tender.  (a)  While the Bonds are in
the Weekly Rate Mode, any  Outstanding Bond or portion thereof in an
Authorized Denomination (except any Pledged Bond or Company ond) shall be purchased on the demand of the registered  Owner thereof on any Business
Day at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest  thereon to the date of purchase, upon delivery
(by telecopy or otherwise) to the Tender Agent at its Principal Office on any Business Day, of the following:
  	(i)	a written irrevocable notice, which will be effective
upon receipt, which (A) states the name and address of the registered Owner, the principal amount of such Bond (and the portion thereof to be tendered, if less than the full principal amount is to be tendered) and the Bond number, and (B) states the date on which such Bond shall be so purchased, which date shall be a Business Day not prior to the seventh day next succeeding the date of the delivery of such notice to the Tender
Agent; and
	  (ii)	such Bond (with all necessary endorsements and
guarantee of signature) attached to such notice; provided, however, that the purchase price of such Bond shall be paid only upon the delivery of the Bond to the Tender Agent and provided such Bond shall conform in all material respects to the description thereof in such notice; and provided, further, that if the registered Owner of the tendered Bond is an open-ended diversified management investment company (registered  under the Investment Company Act of 1940, as amended), the  delivery required under this paragraph  (ii) need not be made until 11:00 a.m., New York City time, on the date such Bond is to be purchased from such registered Owner. Undelivered Bonds shall be deemed to have been delivered at the time and on the date required, and as of such date and time shall no longer be deemed to be Outstanding under this Indenture. The registered Owner of any Undelivered Bond shall be entitled only to the purchase price payable for such Bond on the required delivery date thereof, and such purchase price shall be paid to such registered Owner only upon surrender of such Bond to the Tender Agent.
 	Notwithstanding the foregoing, if the Bonds in the Weekly
Rate Mode are held in a  Book-Entry System, a Beneficial Owner shall have the right to optionally tender for purchase its beneficial interest in any Outstanding Bonds (or portion thereof in an Authorized Denomination) at the purchase price set forth above, which right may be exercised as follows.  Such right shall be exercised by delivery by the Beneficial Owner to
the Remarketing  Agent at its Principal Office of a   notice identifying the
name and address of such Beneficial Owner and stating that such Beneficial Owner will cause its beneficial interest (or portion thereof in an
Authorized Denomination) to be purchased, the amount of such interest to be purchased, the date on which such interest will be purchased (which date shall be a Business Day at least seven days after delivery of such notice to the Remarketing Agent) and specifying the Remarketing Agent as the
Participant through which the   Beneficial Owner maintains its interest. Upon
delivery of such notice, the Beneficial Owner shall cause its beneficial Ownership interest in the Bonds (or the portion thereof specified in the foregoing notice) being purchased to be transferred to the Remarketing
Agent at or prior to 11:00 a.m., on the optional tender date, in accordance with the rules and procedures of the applicable Securities Depository.

  	(b)	While the Bonds are in the Daily Rate Mode, any
Outstanding Bond or portion thereof in an Authorized Denomination (except any Pledged Bond or Company Bond) shall be purchased on the demand of the registered Owner thereof on any Business Day at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon to the date of purchase, upon delivery (by telecopy or otherwise) to the Tender Agent at its Principal Office (i) no later than 10:30 a.m. on such Business Day, of a written irrevocable notice, which will be effective upon receipt, which states the name and address of the registered Owner, the principal amount of such Bond (and the portion thereof to be tendered, if less than the full principal amount is to be tendered) on such Business Day and the Bond number, and (ii) no later than 11:00 a.m. on such Business Day such Bond (with all necessary endorsements and guarantees of signature); provided, however, that the purchase price of such Bond shall be paid only upon the delivery of the Bond to the Tender Agent and provided such Bond shall conform in all material respects to the description thereof in such notice. Undelivered Bonds shall be deemed to have been delivered at the time and on the date required, and as of such date and time shall no longer be deemed to be Outstanding under this Indenture. The registered Owner of any Undelivered
Bond shall be entitled only to the purchase price payable for such Bond on the required delivery date thereof, and such purchase price shall be paid to such registered Owner only upon surrender of such Bond to the Tender Agent.

  	Notwithstanding the foregoing, if the Bonds in the Daily
Rate Mode are held in a Book-Entry System, a Beneficial Owner shall have the right to optionally tender  for purchase its beneficial
interest in any Outstanding Bonds (or portion thereof in an
Authorized Denomination) at the purchase price set forth above, which right may be exercised as follows. Such right shall be exercised by delivery, by the Beneficial Owner to the Remarketing Agent at its Principal Office no later than 10:30 a.m., on the date on which the beneficial interest of such Beneficial Owner is to be purchased, of a notice identifying the name and address of such Beneficial Owner and stating that such
 Beneficial Owner will cause its beneficial interest (or portion thereof in an Authorized Denomination) to be purchased, the amount of such interest to be purchased, and specifying the
Remarketing Agent as the Participant through which the Beneficial
Owner maintains its interest. Upon delivery of such notice, the Beneficial Owner shall cause its beneficial Ownership interest in the Bonds (or the portion thereof specified in the foregoing notice)
being purchased to be transferred   to the Remarketing Agent at or prior to
11:00 a.m., on the optional tender date, in accordance with the rules and procedures of the applicable Securities Depository.

	  	Section 2.04. Mandatory Tenders. All Outstanding Bonds are subject to mandatory tender in whole by the Owners to the Tender Agent at its Principal Office on each date described below:

	  	(a)	On each Conversion Date;

	  	(b)	On each CP Rate Reset Date;

	       	(c)	On the second Business Day prior to the expiration
or termination of the  Letter of Credit (except for a termination because of the occurrence of a "default" or an "event of default" under the Reimbursement Agreement), if the Trustee has not received evidence satisfactory to it as required by Section 5.03(b) hereof by the 25th day preceding the scheduled Letter of Credit expiration or termination date of either an extension of the then  existing Letter of Credit or the issuance of an Alternate Credit Facility meeting the requirements set forth therefor in the Agreement, including the Maintenance of Rating requirement (as defined in
Section 5.03(b) of this Indenture);
       	(d)	On the date of substitution of an Alternate Credit
Facility for the then existing  Letter of Credit if the Trustee has not
received evidence of a  Maintenance of Rating with   respect thereto by the 25th
day preceding such substitution date;  and

       	(e)	On each optional redemption date pursuant to
Section 3.01 hereof for which the Company has elected to purchase Bonds in lieu of an optional redemption pursuant to Section 3.01(c) hereof; and
	(f)	On any date on which the Guaranty is released as
provided in Section 9.05  hereof.

	  	The purchase price of Bonds subject to mandatory tender
shall be 100% of the principal amount thereof (except in the case of a mandatory tender described in paragraphs (c), (d), (e) or (f)
above, during, but prior to the expiration date of, an Adjustable
Rate Period in which case the purchase price shall include a premium equal to the then applicable  optional redemption premium,
if any, on the Bonds), plus accrued interest, if any, to the mandatory tender date. Not later than 20 days prior to a mandatory tender date described in clauses (b), (c),  (d), or (f) above, the Trustee shall mail notice to all Owners of Bonds stating that (l) due to the
occurrence of one of the events   described above (which event shall be
specified), such Owner"s  Bonds will be subject to mandatory tender on the mandatory tender date (which date shall be specified),
(2) that, subject to clause (4)   below, all Owners who fail to tender their
Bonds for purchase on  the mandatory tender date will
nonetheless be deemed to have tendered their Bonds for purchase on such date, (3) that, subject to clause (4) below, any Bonds not delivered to the Tender Agent on or prior to the mandatory tender date, for which there has been irrevocably deposited in trust with the Trustee or the Tender Agent on or prior to the mandatory tender date Available Moneys sufficient to pay the purchase price of such Undelivered Bonds on the mandatory tender date, shall be deemed to have been so purchased at the purchase price, and such Bonds shall no longer be considered  to be outstanding for purposes of this Indenture and shall no longer be entitled to the benefits of this Indenture, except for the payment of the purchase price thereof (and no
interest shall accrue  thereon subsequent to the   mandatory tender date), and
(4) that notwithstanding the foregoing, while the Bonds are held in the Book-Entry System, Bonds need not be physically tendered on the mandatory tender date, and transfers of beneficial Ownership interests will be effected by the Securities Depository in accordance with its rules and procedures. Notice of mandatory tenders described in clauses (a) and (e) of this Section shall be given as part of the notice of conversion referenced in Section 2.02(f)(ii) hereof or notice of redemption referenced in Section
3.04 hereof, respectively. No failure on the part of the Trustee to give such notice shall affect the requirement that Bonds be tendered on the mandatory tender date.
  	When Bonds are not in a Book-Entry System, Undelivered
Bonds shall, if Available Moneys sufficient to pay the purchase price of such Bonds in full and available for the purchase of such Bonds have been deposited with the Tender Agent on the mandatory tender date, be deemed to have been tendered for purchase on the mandatory tender date, and from such date will no longer be
	  deemed to be Outstanding for purposes of this Indenture. Owners of such Bonds shall have no rights
	  or benefits under this Indenture other than to receive the purchase price for such Bonds upon
	  surrender of such Bonds to the Tender Agent. Notwithstanding the foregoing, if on any mandatory
	  tender date the Bonds shall be in the Book-Entry System, it shall not be necessary that Bonds be
	  physically tendered to the Tender Agent on the mandatory tender date. Transfers of beneficial
	  Ownership interests shall be effected in accordance with the rules and procedures established by the
	  Securities Depository.

	  	Upon the occurrence of any mandatory tender described in paragraphs (c), (d), or (e) above
	  during an Adjustable Rate Period, commencing on the date of such mandatory tender the Bonds shall
	  bear interest in a Mode (and, in the case of the Adjustable Rate Mode, for an Adjustable Rate
	  Period) to be designated by the Company by notice to the Trustee given to the Trustee at least 25
	  days prior to such date, provided, however, the said designated
Mode or Adjustable Rate Period shall
	  be effective on the mandatory tender date only if each prerequisite to a conversion specified in
	  Section 2.02(f) shall have been satisfied. If no designation is of a Mode or an Adjustable Rate Period
	  made by the Company, or if the prerequisites of Section 2.02(f) have not been satisfied, then, upon
	  the mandatory tender date, the Bonds shall convert automatically to the Weekly Rate Mode, and the
	  Bonds thereupon shall bear interest at the Weekly Rate determined pursuant to Section 2.02(b)(i).

	  	Section 2.05.  Form of Bonds.  The Bonds and the
certificate of authentication, the provision
	  for registration and the form of assignment thereof shall be in substantially the form set forth in
	  Exhibit A hereto, with such appropriate variations, omissions, substitutions, insertions, notations,
	  legends and endorsements as may be deemed necessary or appropriate by the officers of the Issuer
	  executing the same and as shall be permitted or required by the Act and this Indenture.

	  	Section 2.06.  Execution and Authentication of Bonds;
Limited Obligations.  (a)  The Bonds
	  shall be executed on behalf of the Issuer with the manual or facsimile signature of the President or
	  the Vice President of the Issuer, and attested, under a manual or facsimile impression of the seal of
	  the Issuer, with the manual or facsimile signature of the Secretary or Assistant Secretary of the Issuer.
	  In case any officer of the Issuer whose signature or a facsimile thereof appears on a Bond shall cease
	  to be such officer before the delivery of such Bond, such signature or such facsimile shall nevertheless
	  be valid and sufficient for all purposes, the same as if such officer had remained in the office until
	  delivery.

	  	(b)	Except for the Initial Bond which shall be
registered by the Comptroller of Public
	  Accounts of the State, no Bond shall be valid or obligatory for any purpose or be entitled to any
	  security or benefit under this Indenture unless and until a certificate of authentication on such Bond
	  substantially in the form of Exhibit A hereto shall have been duly executed by the Trustee, or, in the
	  case of purchased Bonds delivered by the Tender Agent pursuant to
Section 3.10, by the Tender
	  Agent. Any such executed certificate upon any such Bond shall be conclusive evidence that such
	  Bond has been authenticated and delivered under this Indenture.
The Initial Bond shall be made
	  payable to Cede & Co., as nominee of the purchaser, pursuant to
Section 2.12(b) hereof.  The
	  certificate of authentication on any Bond shall be deemed to have been executed by it if signed by
	  an authorized officer or signatory of the Trustee, or the Tender
Agent but it shall not be necessary
	  that the same officer or signatory sign the certificate of authentication on all of the Bonds issued
	  hereunder.

	  	(c)	The Bonds are not general obligations of the
Issuer, but are limited obligations
	  payable solely from Bond proceeds, the revenues of the Issuer from the Agreement and other moneys
	  pledged thereto and held by the Trustee hereunder which constitute the Trust Estate. Such proceeds,
	  revenues and other moneys are hereby pledged and assigned as security for the equal and ratable
	  payment of the Bonds and shall be used for no other purposes than to pay the principal of, premium,
	  if any, and interest on the Bonds, except as may be otherwise expressly authorized in this Indenture
	  or the Agreement. The Bonds shall not be a debt of the State, or any political subdivision of the
	  State within the meaning of any constitutional or statutory provision whatsoever; and neither the
	  State nor any political subdivision thereof shall be liable thereon; nor in any event shall such Bonds
	  or obligations be payable out of any funds or properties other than the Trust Estate, and then only
	  to the extent herein provided. Neither the members of the Issuer nor any persons executing the
	  Bonds shall be liable personally on the Bonds by reason of such execution.

	  	Section 2.07. Registration and Exchange of Bonds; Persons Treated as Owners. (a) Bonds
	  may be transferred only on the registration books of the Issuer for the Bonds, maintained by the
	  Trustee. Upon surrender for transfer of any Bond to the Trustee, duly endorsed for transfer or
	  accompanied by an assignment duly executed by the Owner or the Owner"s attorney duly authorized
	  in writing, the Trustee will authenticate a new Bond or Bonds in an equal total principal amount and
	  registered in the name of the transferee.

	  	(b)	Bonds may be exchanged for an equal total
principal amount of Bonds of different
	  denominations. The Trustee will authenticate and deliver Bonds that the Owner making the exchange
	  is entitled to receive, bearing numbers not then outstanding.

	  	(c)	The Trustee will not be required to transfer or
exchange any Bond during the period
	  beginning 10 Business Days before the mailing of notice calling such Bond or any portion of such
	  Bond for redemption and ending on the redemption date, except as provided in Sections 2.03 and
	  2.04 hereof.

	  	(d)	The Owner of a Bond shall, except as otherwise
described herein with respect to
	  certain rights of Beneficial Owners, be the absolute Owner of the Bond for all purposes, and payment
	  of principal, interest or purchase price shall be made only to or upon the written order of the Owner
	  or the Owner"s legal representative.

	  	(e)	The Trustee will require the payment by a Owner
requesting exchange or transfer of
	  any tax or other governmental charge required to be paid in respect of the exchange or transfer but
	  will not impose any other charge on the Owner.

	  	(f)	Notwithstanding the foregoing, for so long as the
Bonds are held under the
	  Book-Entry System, transfers of beneficial Ownership will be effected pursuant to rules and
	  procedures established by the Securities Depository.

	  	Section 2.08.  Mutilated, Lost, Stolen, or Destroyed Bonds.
If any Bond is mutilated, lost,
	  stolen, or destroyed, the Trustee will authenticate a new Bond of the same denomination if any
	  mutilated Bond shall first be surrendered to the Trustee, and if, in the case of any lost, stolen, or
	  destroyed Bond, there shall first be furnished to the Trustee for the benefit of the Issuer, the Trustee,
	  the Bank, the Company, and the Guarantor evidence of such loss, theft, or destruction, together with
	  an indemnity reasonably satisfactory to the Trustee to save each of them harmless from all risks
	  related thereto, however remote. If the Bond has matured, instead of issuing a duplicate Bond, the
	  Trustee may with the consent of the Company pay the Bond without requiring surrender of the Bond
	  and make such requirements as the Trustee deems fit for its protection, including a lost instrument
	  bond. The Issuer, the Company, the Guarantor, and the Trustee may charge their reasonable fees
	  and expenses in this connection.

	  	Section 2.09. Cancellation of Bonds. Whenever a Bond is delivered to the Trustee for
	  cancellation (upon payment, redemption, or otherwise), or for transfer, exchange, or replacement
	  pursuant to Section 2.07 or 2.08, the Trustee will promptly cancel the Bond and deliver the canceled
	  Bond or a certificate of destruction as appropriate to the Company at its request. Upon cancellation
	  of any tendered Bond by the Tender Agent, the Tender Agent shall forward the canceled Bond to
	  the Trustee.

	  	Section 2.10. Temporary Bonds. Until definitive Bonds are ready for delivery, the Issuer may
	  execute and the Trustee or the Tender Agent will authenticate temporary Bonds substantially in the
	  form of the definitive Bonds, with appropriate variations. The Issuer will, without unreasonable delay,
	  prepare and the Trustee or the Tender Agent will authenticate definitive Bonds in exchange for the
	  temporary Bonds. Such exchange shall be made by the Trustee or the Tender Agent without charge.

	  	Exchanges and transfers shall be made without charge to the Owners; provided that in each
	  case the Trustee shall require the payment by the Owner requesting exchange or transfer of any tax
	  or other governmental charge required to be paid with respect thereto.

	  	Section 2.11. Conditions Precedent to Authentication and Delivery of Bonds. Upon the
	  execution and delivery of this Indenture, one initial Bond (the "Initial Bond"), representing the
	  aggregate principal amount of the Bonds, payable to the initial purchaser(s), or its (their) designee(s),
	  executed with the manual or facsimile signatures of the President and Secretary of the Issuer,
	  approved by the Attorney General of the State, and registered and manually signed by the
	  Comptroller of Public Accounts of the State, will be delivered to the initial purchaser or its designee.
	  Upon payment for the Initial Bond, the Trustee shall cancel the Initial Bond and deliver to the
	  Securities Depository on behalf of the purchaser one registered definitive Bond for each year of
	  maturity of the Bonds, in the aggregate principal amount of all Bonds for such maturity, registered
	  in the name of Cede & Co., as nominee for DTC. Prior to and as a condition precedent to the
	  authentication and delivery of the Bonds there shall be filed with and delivered to the Trustee:

	       	(i)	a copy, duly certified by an authorized
representative of the Issuer, of the
	       resolution adopted by the Issuer in accordance with the Act authorizing the execution and
	       delivery of this Indenture and the issuance of the Bonds;

	       	(ii)	original duly executed and delivered counterparts
of this Indenture, the
	       Agreement, the Guaranty, and the Tax Agreement;

	       	(iii)	an opinion of Bond Counsel to the effect that
Bonds executed, authenticated
	       and delivered as provided in this Indenture will be duly and validly issued and will constitute
	       valid and binding limited obligations of the Issuer;

	       	(iv)	the approving opinion of the Attorney General of
the State;
     	  		(v)	the approval of the Texas Department of
Commerce; and

	       	(vi)	the duly executed and delivered Initial Letter of
Credit.

	  	Section 2.12. Book-Entry System. (a) The Bonds shall be issued pursuant to a Book-Entry
	  System administered by the Securities Depository with no physical distribution of Bond certificates
	  to be made except as provided in this Section 2.12. Any provision of this Indenture or the Bonds
	  requiring physical delivery of the Bonds shall, with respect to any Bonds held under the Book-Entry
	  System, be deemed to be satisfied by a notation on the registration books maintained by the Trustee
	  that such Bonds are subject to the Book-Entry System.

	  	(b)	The Book-Entry System will be maintained by the
Securities Depository and the
	  Participants and Indirect Participants and will evidence beneficial Ownership of the Bonds in
	  Authorized Denominations, with transfers of ownership effected on the records of the Securities
	  Depository, the Participants, and the Indirect Participants pursuant to rules and procedures
	  established by the Securities Depository, the Participants, and the Indirect Participants. The principal
	  of and any premium on each Bond shall be payable to the Securities Depository Nominee or any
	  other person appearing on the registration books maintained by the Trustee as the registered Owner
	  of such Bond or his registered assigns or legal representative at the principal office of the Trustee.
	  So long as the Book-Entry System is in effect, the Securities Depository will be recognized as the
	  Owner of the Bonds for all purposes. Transfer of principal, interest, and any premium payments or
	  notices to Participants and Indirect Participants will be the responsibility of the Securities Depository,
	  and transfer of principal, interest, and any premium payments or notices to Beneficial Owners will
	  be the responsibility of the Participants and the Indirect Participants. No other party will be
	  responsible or liable for such transfers of payments or notices or for maintaining, supervising, or
	  reviewing such records maintained by the Securities Depository, the Participants or the Indirect
	  Participants. While the Securities Depository Nominee or the Securities Depository, as the case may
	  be, is the registered Owner of the Bonds, notwithstanding any other provisions set forth herein,
	  payments of principal of, redemption premium, if any, and interest on the Bonds shall be made to
	  the Securities Depository Nominee or the Securities Depository, as the case may be, by wire transfer
	  in immediately available funds to the account of such Owner.
Without notice to or the consent of
	  the Beneficial Owners, the Trustee, with the consent of the Company, and the Securities Depository
	  may agree in writing to make payments of principal, redemption price, or purchase price and interest
	  in a manner different from that set out herein. In such event, the Trustee shall make payments with
	  respect to the Bonds in such manner as if set forth herein.

	  	(c)	With the consent of the Remarketing Agent and
the Issuer, the Company may at any
	  time elect (i) to provide for the replacement of any Securities Depository as the depository for the
	  Bonds with another qualified Securities Depository, or (ii) to discontinue the maintenance of the
	  Bonds under a Book-Entry System. In such event, the Trustee shall give 30 days" prior notice of such
	  election to the Securities Depository (or such fewer number of days as shall be acceptable to such
	  Securities Depository).

	  	(d)	Upon the discontinuance of the maintenance of the
Bonds under a Book-Entry
	  System, the Trustee will cause Bonds to be issued directly to the Beneficial Owners of Bonds, or their
	  designees, as further described below. In such event, the Trustee shall make provisions to notify
	  Participants and the Beneficial Owners of the Bonds, by mailing an appropriate notice to the
	  Securities Depository, or by other means deemed appropriate by the Trustee in its discretion, that
	  Bonds will be directly issued to the Beneficial Owners of Bonds as of a date set forth in such notice,
	  which shall be a date at least 10 days after the date of mailing of such notice (or such fewer number
	  of days as shall be acceptable to the Securities Depository).

	  	(e)	In the event that Bonds are to be issued to the
Beneficial Owners of the Bonds, or
	  their designees, the Trustee, at the expense of the Company, shall promptly have prepared Bonds in
	  certificated form registered in the names of the Beneficial Owners of Bonds shown on the records
	  of the Participants provided to the Trustee, as of the date set forth in the notice described above.
	  Bonds issued to the Beneficial Owners, or their designees, shall be in fully registered form
	  substantially in the form set forth in Exhibit A.

	  	(f)	If any Securities Depository is replaced as the
depository for the Bonds with another
	  qualified Securities Depository, the Trustee, at the expense of the Company, will issue to the
	  replacement Securities Depository Bonds substantially in the form set forth in Exhibit A, registered
	  in the name of such replacement Securities Depository.

	  	(g)	The Issuer, the Company, the Tender Agent, the
Remarketing Agent, and the Trustee
	  shall have no liability for the failure of any Securities Depository to perform its obligation to any
	  Participant, any Indirect Participant or any Beneficial Owner of any Bonds, and the Issuer, the
	  Company, the Tender Agent, the Remarketing Agent, or the
Trustee shall not be liable for the
	  failure of any Participant, Indirect Participant, or other nominee of any Beneficial Owner of any
	  Bonds to perform any obligation that such Participant, Indirect Participant, or other nominee may
	  incur to any Beneficial Owner of the Bonds.

	  	(h)	Notwithstanding any other provision of this
Indenture, on or prior to the date of
	  issuance of the Bonds the Trustee, the Company, and the Issuer shall have executed and delivered
	  to the initial Securities Depository a Letter of Representations governing various matters relating to
	  the Securities Depository and its activities pertaining to the Bonds. The terms and provisions of such
	  Letter of Representations are incorporated herein by reference and, in the event there shall exist any
	  inconsistency between the substantive provisions of the said Letter of Representations and any
	  provisions of this Indenture, then, for as long as the initial Securities Depository shall serve with
	  respect to the Bonds, the terms of the Letter of Representations shall govern.


	  Article III
	  Redemption of Bonds; Purchase and Remarketing of Bonds

	  	Section 3.01. Optional Redemption. The Bonds shall be subject to optional redemption only
	  as follows:

	  	(a)	Weekly Rate Mode, CP Rate Mode, or Daily Rate
Mode.  While the Bonds are in
	  the Weekly Rate Mode or the Daily Rate Mode, the Bonds shall be subject to optional redemption,
	  in whole or in part on any Business Day, and while the Bonds are in the CP Rate Mode the Bonds
	  shall be subject to optional redemption in whole or in part on any Interest Payment Date, in all cases
	  at the direction of the Company and with the Bank's consent if required by the Reimbursement
	  Agreement, upon at least 40 days" prior written notice from the Company to the Trustee, the Bank,
	  and the Remarketing Agent, at a redemption price equal to 100% of the aggregate principal amount
	  of the Bonds to be redeemed, plus accrued interest thereon to the redemption date, without
	  premium.

	  	(b)	Adjustable Rate Mode. While the Bonds are in the
Adjustable Rate Mode, the Bonds
	  shall be subject to optional redemption, after the dates specified in the table below, in whole or in
	  part on any date at the direction of the Company and with the Bank's consent if required by the
	  Reimbursement Agreement, upon at least 40 days" prior written notice from the Company to the
	  Trustee, the Bank, and the Remarketing Agent, at the applicable redemption price (expressed as a
	  percentage of the principal amount to be redeemed) set forth below, plus accrued interest thereon
	  to the date of redemption:

	  Length of Currently Applicable Adjustable	Dates After Which
Redemption Is
	  Rate Period (expressed in whole years)	Allowed and
Redemption Prices*

	  greater than 10 	after 10 years at 102%, declining by 1%
	  	annually to 100%

	  less than or equal to 10 and greater than 7 	after 5 years at 102%,
declining by 1%
	  	annually to 100%

	  less than or equal to 7 and greater than 4 	after 3 years at 102%,
declining by 1%
	  	annually to 100%

	  less than or equal to 4 and greater than 2 	after 2 years at 102%,
declining by 1%
	  	annually to 100%

	  less than or equal to 2 	not callable
[FN]
	  *measured from the start of the currently applicable Adjustable
Rate Period

	  	The payment of any premium upon the optional redemption of Bonds shall be made solely
	  from Available Moneys.

	  	Notwithstanding the foregoing, the Bonds when in an Adjustable Rate Period may be subject
	  to optional redemption upon terms different than those set forth above if the Company delivers to
	  the Trustee on or before the first day of such Adjustable Rate Period a certificate specifying different
	  optional redemption dates or prices to be in effect during such period (or that the Bonds will not be
	  subject to optional redemption during such Period) and an opinion of Bond Counsel to the effect that
	  the adoption of such optional redemption provisions would not adversely affect the exclusion of
	  interest on the Bonds from the federal gross income of the Owners thereof.

	  	(c)	Purchase in Lieu of Optional Redemption.  The
Company shall have the option to
	  cause the Bonds to be subject to mandatory tender and purchase pursuant to Section 2.04 hereof in
	  lieu of an optional redemption of Bonds pursuant to Section 3.01(a) or (b) above. Such option may
	  be exercised by delivery by the Company to the Trustee and Remarketing Agent on or prior to the
	  Business Day preceding the optional redemption date of a written notice specifying that the Bonds
	  shall not be redeemed, but instead shall be subject to mandatory tender and purchase pursuant to
	  Section 2.04 hereof. Upon delivery of such notice, the Bonds shall not be redeemed but shall instead
	  be subject to mandatory tender pursuant to Section 2.04 hereof at a tender price equal to the price
	  at which the Bonds would have been redeemed on the date which would have been the optional
	  redemption date.

	  	Section 3.02. Extraordinary Optional Redemption. While the Bonds are in the Adjustable
	  Rate Mode or the CP Rate Mode, the Bonds are subject to extraordinary redemption in whole on
	  any date at a redemption price equal to the principal amount of outstanding Bonds plus accrued
	  interest to the redemption date, without premium, upon the exercise by the Company of its option
	  to cause the Bonds to be redeemed as a result of the occurrence of any of the events described
	  below:

	  	(1)	the Project has been damaged or destroyed to such
an extent that, in the judgment of
	  the Company, (i) it cannot be reasonably restored to substantially the condition thereof immediately
	  preceding such damage or destruction, (ii) the Company is thereby prevented from carrying on normal
	  operations at the Project for a period of nine or more consecutive months following such damage or
	  destruction, or (iii) it would not be economically feasible for the Company to replace, repair, rebuild,
	  or restore the same;

	  	(2)	title in and to, or the temporary use of, all or
substantially all of the Project has been
	  taken under the exercise of the power of eminent domain (or sold in lieu of such a taking) by any
	  governmental authority, or person acting under governmental authority and such a taking or sale, in
	  the judgment of the Company, may result in the Company being prevented thereby from carrying on
	  normal operations at the Project for a period of nine or more consecutive months; or

	  	(3)	as a result of any changes in the Constitution of the
State or the Constitution of the
	  United States of America or by legislative or administrative action (whether State or federal) or by
	  final decree, judgment, decision, or order of any court or administrative body (whether State or
	  federal), the Agreement has become void or unenforceable or impossible of performance in
	  accordance with the intent and purposes of the parties as expressed therein.

	  	To exercise its option to effect an extraordinary optional redemption, the Company must
	  deliver to the Trustee written notice of the occurrence of any such event and of its election to cause
	  the Bonds to be redeemed as a result thereof. Such notice shall specify the redemption date which
	  shall be at least 40 days after the date of delivery of such notice to the Trustee.

	  	Section 3.03.  Mandatory Redemption. The Bonds are
subject to mandatory redemption in
	  whole on the earliest redemption date for which timely notice of redemption can be given by the
	  Trustee after the occurrence of a Determination of Taxability at a redemption price equal to the
	  aggregate outstanding principal amount of the Bonds plus accrued interest thereon to the redemption
	  date, without premium. The foregoing amount shall constitute the total amount required to be paid
	  to the Owners as a result of the occurrence of a Determination of Taxability.

	  	Section 3.04. Notice of Redemption. (a) At least 30 days prior to the date of any redemption
	  of the Bonds, the Trustee shall cause notice of the call for redemption to be sent by first class mail,
	  postage prepaid, to the Tender Agent, the Bank, the Remarketing
Agent, the Company, the
	  Guarantor, and the Owner of each Bond to be redeemed. In addition, such notice shall also be given
	  (at least two Business Days before the redemption notice described in the preceding sentence) by
	  registered, certified, or overnight mail, to all registered securities depositories then in the business
	  of holding substantial amounts of obligations of types comprising the Bonds and to one or more
	  national information services that disseminate notices of redemption of obligations such as the Bonds.
	  Neither the failure to give any such notice nor any defect in any notice so mailed shall affect the
	  sufficiency or the validity of any proceedings for the redemption of the Bonds.

	  	(b)	The redemption notice shall identify the Bonds or
portions thereof to be redeemed and
	  shall state (l) the date of such notice and the redemption date, (2) the redemption price, (3) the
	  original date of execution and delivery of the Bonds to be redeemed, (4) the rate of interest borne
	  by the Bonds to be redeemed, (5) the date of maturity of the Bonds,
(6) the numbers and CUSIP
	  numbers of the Bonds to be redeemed, (7) that the redemption price of any Bond payable only upon
	  the surrender of the Bond to be Trustee at its corporate trust office,
(8) the address at which the
	  Bonds must be surrendered, (9) that interest on the Bonds called for redemption ceases to accrue
	  on the redemption date provided that on such date Available
Moneys are on deposit in the Bond
	  Fund sufficient to pay the redemption price of the Bonds in full, and (10) such additional descriptive
	  information identifying the Bonds to be redeemed, including their interest rate and stated maturity
	  date as may be deemed appropriate by the Trustee to effect the redemption.

	  	Any notice of optional redemption shall also state that the Company may elect that the Bonds
	  be subject to mandatory tender and purchase in lieu of optional redemption at a tender price equal
	  to the redemption price. Any notice of optional redemption may also state (and shall state, if the
	  Company shall so direct) that the redemption is conditioned on receipt of monies for such
	  redemption by the Trustee on or prior to the redemption date; if such moneys are not received, the
	  redemption of the Bonds for which notice was given shall not be made.

	  	Section 3.05.  Effect of Availability of Redemption Prices.
If on any redemption date Available
	  Moneys sufficient to pay in full the redemption price of the Bonds called for redemption have been
	  deposited with the Trustee and shall be available to be utilized to pay the redemption price of such
	  Bonds, such Bonds shall no longer be secured by or be deemed to be Outstanding under the
	  provisions of this Indenture. Interest shall not continue to accrue on such Bonds after the redemption
	  date. If Available Moneys shall not be on deposit on the redemption date, such Bonds or portions
	  thereof shall continue to bear interest until paid at the same rate as they would have borne had they
	  not been called for redemption.

	  	Section 3.06. Partial Redemption. (a) Any partial redemption of Bonds shall be made only
	  in Authorized Denominations. If fewer than all of the Bonds shall be called for redemption, the
	  portion of Bonds to be redeemed shall be selected by lot by the Trustee from among all Outstanding
	  Bonds; provided that the Trustee shall first select Pledged Bonds and Company Bonds for
	  redemption. Each Bond shall be considered separate Bonds in Authorized Denominations for
	  purposes of selecting the Bonds to be redeemed. Subject to the provisions of the Bonds with respect
	  to the Book-Entry System, if any Bond shall be called for redemption only in part, then the Owner
	  of such Bond, upon surrender of such Bond to the Trustee for payment, shall be entitled to receive
	  a new Bond or Bonds in the aggregate principal amount of the unredeemed balance of the principal
	  amount of such Bond, without charge therefor.

	  	(b)	If the Owner of any Bond which is called for
redemption only in part shall fail to
	  present such Bond to the Trustee for payment and exchange as aforesaid, such Bond shall,
	  nevertheless, become due and payable on the date fixed for redemption, to the extent called for
	  redemption (and to that extent only) and to such extent such Bond shall no longer be deemed to be
	  Outstanding for purposes of this Indenture.

	  	(c)	Notwithstanding the foregoing, if the Bonds are
held in the Book-Entry System at the
	  time of a partial redemption of the Bonds, beneficial Ownership interests in the series of Bonds shall
	  be selected for redemption in accordance with the rules and procedures established by the Securities
	  Depository.

	  	Section 3.07.  Purchase of Tendered Bonds.  (a)  In
performing their duties hereunder, the
	  Tender Agent and the Remarketing Agent shall act as an agent of the persons to whom purchased
	  Bonds are to be delivered pursuant to Section 3.10, of persons tendering such Bonds and of the
	  Company and shall not be considered to be purchasing Bonds for their own account and, in the
	  absence of written notification from the Trustee to the contrary, shall be entitled to assume that any
	  Bond tendered or deemed tendered to the Remarketing Agent or the Tender Agent for purchase
	  is entitled under the Indenture to be so purchased. No acceptance of Bonds by the Tender Agent
	  hereunder shall effect any merger or discharge of the indebtedness of the Issuer evidenced by the
	  Bonds. The Tender Agent and the Remarketing Agent shall accept all Bonds properly tendered for
	  purchase in accordance with the provisions of the Bonds and as set forth in this Indenture.

	  	(b)	During any period that no Book-Entry System for
the Bonds is in effect, a Tender
	  Agent shall be appointed as provided in Section 7.11 hereof. Immediately upon the effectiveness of
	  such appointment, the Tender Agent shall establish a special trust fund designated as the "Grapevine
	  Industrial Development Corporation Industrial Development
Revenue Bonds (Trencor Jetco, Inc.
	  Project), Series 1994--Purchase Fund" (the "Purchase Fund").
The Tender Agent shall hold all Bonds
	  delivered to it in trust for the exclusive benefit of the respective Owners of Bonds tendering such
	  Bonds for sale until moneys representing the purchase price of such Bonds have been delivered to
	  or for the account of such Owners of Bonds. The Tender Agent shall hold all moneys delivered to
	  it for the purchase of Bonds in the Purchase Fund in trust, solely for the benefit of the persons
	  delivering such moneys until the Bonds purchased with such moneys have been delivered to or for
	  the account of such persons and thereafter solely for the benefit of the persons entitled to such
	  moneys. Moneys held in the Purchase Fund shall not be invested.
The Issuer and the Trustee hereby
	  authorize and direct the Tender Agent to withdraw sufficient funds from the Purchase Fund to pay
	  the purchase price of tendered Bonds as the same becomes due and payable, which authorization and
	  direction the Tender Agent accepts.

	  	(c)	During any period the Bonds are held in a Book-
Entry System, the purchase price of
	  tendered Bonds, (i) if derived from the source described in Section 3.09(a), shall be paid on the
	  tender date by the Remarketing Agent from moneys received from the purchaser of the remarketed
	  Bonds, (ii) if derived from either the source described in Section 3.09(b) or 3.09(c) shall be paid on
	  the tender date by the Trustee from moneys drawn on the Letter of Credit or received from the
	  Company, as the case may be, and (iii) moneys paid by the Guarantor pursuant to Section 2.1(c) of
	  the Guaranty.

	  	Section 3.08. Remarketing of Tendered Bonds; Payment of Purchase Price. (a) The
	  Remarketing Agent shall use its best efforts to remarket tendered Bonds of which it has received
	  notice of tender from the Tender Agent (or Beneficial Owners, as the case may be), at a price equal
	  to 100% of the principal amount thereof plus, accrued interest to the purchase date. Such
	  remarketing shall be made in accordance with, and subject to the conditions of, the provisions of the
	  Remarketing Agreement. Bonds which have been duly tendered for purchase and which have not
	  been remarketed shall be purchased on the tender date with the proceeds of an appropriate draw
	  under the Letter of Credit; provided, however, (i) during any period the Bonds are not secured by
	  a Letter of Credit, or (ii) if the Bank shall fail to honor a draw on the Letter of Credit to provide
	  for the purchase price of tendered Bonds, then such Bonds will be purchased by the Company on the
	  tender date.

	  	(b)	Upon receipt of a duly tendered written notice of
an optional tender of Bonds, the
	  Tender Agent shall notify the Remarketing Agent, the Company, the Guarantor, and the Trustee of
	  the principal amount of Bonds tendered and the date fixed for purchase of the tendered Bonds.
	  During any period the Bonds are in the Book-Entry System, such notice will be given by the
	  Remarketing Agent to the Company and the Trustee.

	  	(c)	Prior to 4:00 p.m. on the Business Day which
immediately precedes the purchase date
	  for any Bonds (or, in the case of Bonds in the Daily Rate Mode, prior to 11:30 a.m. on the purchase
	  date of such Bonds), the Remarketing Agent shall give notice to the Tender Agent, the Company,
	  the Guarantor, and the Trustee of the principal amount of such Bonds which have been remarketed,
	  the names, addresses, and taxpayer identification numbers of the purchasers of such Bonds and the
	  denominations in which the Bonds are to be purchased by and delivered to each purchaser. If less
	  than all of the Bonds to be tendered on such purchase date have been remarketed, the Remarketing
	  Agent shall, in addition, notify the Trustee, the Tender Agent, the Guarantor, and the Company prior
	  to 10:30 a.m. (or, in the case of Bonds in the Daily Rate Mode, 11:30 a.m.) on the purchase date of
	  the principal amount of Bonds which have not been remarketed and the amount of accrued interest
	  to be paid on such Bonds on such purchase date. Purchasers of Bonds which have been remarketed
	  shall be required to deliver the purchase price thereof directly to the Tender Agent for deposit in
	  the Purchase Fund (or, during any period the Bonds are in the Book-Entry System, such moneys shall
	  be transferred to the account of the Remarketing Agent on the records of the Securities Depository)
	  not later than 10:30 a.m. (or, in the case of Bonds in the Daily Rate Mode, 11:30 a.m.), on the
	  purchase date.  By 11:30 a.m., on the purchase date, the Tender
Agent shall notify (promptly
	  confirmed in writing) the Trustee, the Remarketing Agent, the Company, the Guarantor, and the
	  Bank of the amount of remarketing proceeds which have been deposited. During any period the
	  Bonds are in the Book-Entry System, such notice shall be given by the Remarketing Agent.

	  	(d)	Prior to 12:00 noon, on any purchase date (whether
optional or mandatory), the Trustee
	  shall draw upon the Letter of Credit, in an amount equal to the purchase price of all Bonds to be
	  purchased on such purchase date, less the amount of remarketing proceeds of which the Trustee has
	  notice were deposited with the Tender Agent (or the Remarketing Agent during any period the
	  Bonds are in the Book-Entry System) by 11:30 a.m., on such date.
In the event of a draw on the
	  Letter of Credit upon a mandatory tender due to a substitution of an Alternate Credit Facility, the
	  draw shall be made upon the Letter of Credit being replaced. If the Bonds are not then secured by
	  a Letter of Credit, by 1:30 p.m. on the purchase date for any Bonds, the Tender Agent (or the
	  Trustee during any period the Bonds are in the Book-Entry System) shall receive from the Company,
	  pursuant to Section 5.1(b) of the Agreement, an amount equal to the purchase price of all Bonds to
	  be purchased on such date, less the amount of remarketing proceeds of which the Trustee has notice
	  were on deposit with the Tender Agent or the Remarketing Agent, as the case may be, by 11:30 a.m.
	  on such date. No draw on the Letter of Credit shall be made with respect to Pledged Bonds or
	  Company Bonds.

	  	(e)	The Trustee shall, to the extent it has drawn
moneys under the Letter of Credit for the
	  purchase of Bonds, authorize direct payment by the Bank to the Tender Agent (or, during any period
	  the Bonds are in the Book-Entry System, to the payee specified by the Securities Depository) of the
	  moneys so drawn.

	  	(f)	Notices pursuant to this Section shall be by
telephone, tested telecopy (receipt
	  confirmed by telephone), telefacsimile transmittal, or telegram, promptly confirmed in writing, except
	  that any drawing under the Letter of Credit shall be in accordance with the terms thereof.

	  	(g)	Anything in this Indenture to the contrary
notwithstanding, there shall be no obligation
	  on the part of the Remarketing Agent to remarket Bonds (i) if there shall have occurred and be
	  continuing an Event of Default under this Indenture or a Determination of Taxability, or (ii) which
	  are subject to mandatory tender hereunder, except as the Remarketing Agent and the Company have
	  otherwise agreed in the Offering Agreement.

	  	(h)	Any Bond optionally tendered for purchase after
the date on which such Bond has been
	  selected for redemption or the Trustee has notified the Owners of pendency of a conversion of the
	  interest rate Mode of the Bonds shall not be remarketed unless the purchaser has been notified by
	  the Trustee of the redemption or the interest rate Mode conversion, as appropriate. Any purchaser
	  so notified must deliver a notice to the Trustee and the Tender Agent (or, during any period the
	  Bonds are in the Book-Entry System, to the Remarketing Agent) stating that such purchaser is aware
	  of the pendency of the redemption or of the interest rate Mode conversion, as appropriate, and
	  agreeing not to resell the Bonds prior to the date of such redemption or conversion, as the case may
	  be.

	  	Section 3.09. Funds for Purchase Price of Bonds. On the date Bonds are to be purchased
	  pursuant to the optional or mandatory tender provisions of this Indenture, the Tender Agent shall
	  deliver the purchase price to the tendering Owner (or, if the Bonds are in a Book-Entry System, the
	  Remarketing Agent or the Trustee, as appropriate, shall deliver the purchase price to the appropriate
	  payee on the records of the Securities Depository), but only from the funds listed below, in the order
	  of priority indicated:

	  	(a)	the proceeds of the sale of such Bonds which have
been remarketed by the
	  Remarketing Agent to any person other than the Company, the Guarantor, or the Issuer (or any
	  "insider" of the Company, the Guarantor, or the Issuer within the meaning of the Bankruptcy Code)
	  which have been delivered to the Tender Agent or the Remarketing Agent by 11:30 a.m., on the
	  purchase date;

	  	(b)	moneys drawn under the Letter of Credit;

	  	(c)	moneys deposited by the Company with the Trustee
pursuant to the Agreement; and

	  	(d)	moneys paid by the Guarantor pursuant to Section
2.1(c) of the Guaranty.

	  	Section 3.10.  Delivery of Purchased Bonds.  The Tender
Agent shall make available by 4:00
	  p.m. on the purchase date of any tendered Bonds (whether such tender was optional or mandatory),
	  at its principal office in New York City, Bonds which have been purchased with moneys described
	  in Section 3.09(a) for receipt by the purchaser thereof, which Bonds shall be authenticated by the
	  Tender Agent. Bonds purchased with moneys described in Section 3.09(a) shall be registered in the
	  manner directed by the Remarketing Agent and delivered to the Remarketing Agent for redelivery
	  to the purchasers thereof. Bonds purchased with moneys described in Section 3.09(b) shall be
	  delivered by the Tender Agent to the Trustee, and registered by the Trustee in the name of the
	  Company indicating their status as Pledged Bonds (or if the Bonds are held in the Book-Entry
	  System, such Bonds shall be recorded in the books of the Securities Depository for the account of
	  the Trustee and shall be deemed to be pledged to the Bank). Bonds purchased with moneys
	  described in Section 3.09(c) shall be registered in the name of the Company and delivered to the
	  Company.  Bonds, purchased with moneys described in Section
3.09(d) hereof shall be registered in
	  the name of the Guarantor and delivered to the Guarantor.

	  	Notwithstanding anything herein to the contrary, so long as the Bonds are held under the
	  Book-Entry System, Bonds will not be delivered as set forth in the preceding paragraph; rather,
	  transfers of beneficial ownership of the Bonds to the persons indicated above will be effected
	  pursuant to its rules and procedures established by the Securities
Depository.

	  	Section 3.11. Pledged Bonds. If any Bond is purchased pursuant to Section 3.07 hereof with
	  moneys drawn under the Letter of Credit pursuant to Section
3.09(b) hereof, if no Book-Entry
	  System is then in effect, that Bond shall be delivered to and held by the Trustee, registered in the
	  name of the Company and shall constitute a Pledged Bond until released as herein provided. A
	  Pledged Bond so held by the Trustee shall be released only upon receipt by the Trustee or the Bank
	  of an amount equal to the principal amount thereof plus accrued interest, if any, thereon to the date
	  of purchase and receipt by the Trustee of written confirmation of the reinstatement of the amounts
	  available to be drawn under the Letter of Credit to cover the full principal amount of all Outstanding
	  Bonds, plus Adequate Interest Coverage. If a Book-Entry System is then in effect, Bonds purchased
	  with Letter of Credit proceeds pursuant to Section 3.09(b) hereof shall be reflected on the records
	  of the Securities Depository as being held for the account of the Trustee, and the Trustee agrees that
	  it shall hold such Bonds solely for the benefit of the Bank. While a Book-Entry System is in effect,
	  the Trustee shall cause the release of such Bonds from its account on the records of the Securities
	  Depository only under the conditions for release of Pledged Bonds previously set forth in this
	  paragraph.

	  	During the Daily Rate Period, CP Rate Period, and the
Weekly Rate Period, the Remarketing
	  Agent shall use its best efforts to remarket Pledged Bonds in accordance with the provisions of the
	  Offering Agreement.  If the Remarketing Agent remarkets any
Pledged Bond, the Remarketing
	  Agent shall give the notice described in the first sentence of Section 3.08(c) hereof, and shall direct
	  the purchaser of such Pledged Bond to transfer, by 10:00 a.m. (or, in the case of Bonds in the Daily
	  Rate Mode, 11:30 a.m.) on the purchase date, the purchase price of such remarketed Pledged Bond
	  to the Bank, with notice thereof to the Company and the Trustee.
The Remarketing Agent shall
	  deliver remarketed Pledged Bonds to the purchasers thereof in accordance with Section 3.10 hereof.

	  	On each Interest Payment Date prior to the release of Pledged Bonds, the Trustee shall apply
	  moneys in the Non-Available Moneys Account of the Bond Fund to the payment of principal of and
	  interest on such Pledged Bonds, but shall not draw on the Letter of Credit or use moneys in the
	  Letter of Credit Account of the Bond Fund for such purpose to any extent whatsoever; and the
	  Trustee shall receive for the account of the Bank the interest and principal paid in respect of such
	  Pledged Bonds, and immediately upon such receipt the Trustee shall pay such interest and principal
	  over to the Bank pursuant to written wire transfer instructions acceptable to the Trustee; provided,
	  however, that if at such time the Trustee has been notified in writing by the Bank that there shall
	  not remain any amount owed to the Bank under the Reimbursement Agreement, such interest and
	  principal payments shall be paid over to the Company.

	  	It is recognized and agreed by the Trustee that while it holds Pledged Bonds, such Pledged
	  Bonds are held by the Trustee for the benefit of the Bank as a first priority secured creditor.

	  	Notwithstanding anything herein to the contrary, so long as the Bonds are held under the
	  Book-Entry System, Pledged Bonds shall not be delivered to and held by the Trustee; rather transfers
	  of beneficial Ownership of Bonds to the persons indicated above will be effected pursuant to the
	  rules and procedures established by the Securities Depository.


	  Article IV
	  General Provisions

	  	Section 4.01. Payment of Principal, Premium, if any, and Interest. The Issuer covenants that
	  it will duly and punctually pay or cause to be paid the principal of, premium, if any, and interest on
	  the Bonds issued under this Indenture at the place, on the dates, and in the manner provided herein
	  and therein according to the true intent and meaning hereof and thereof, but solely from the
	  payments, revenues, and receipts specifically assigned herein for such purposes as set forth in
	  Section 5.01 of this Indenture.

	  	Section 4.02. Instruments of Further Assurance. (a) The Issuer covenants that it will, at the
	  expense of the Company, execute and deliver such indentures supplemental hereto and such further
	  acts, instruments, and transfers as the Trustee or the Bank reasonably may require for the better and
	  more effectual assignment to the Trustee of all payments, revenues, and other amounts payable under
	  or with respect to the Agreement, the Letter of Credit, and any other income and other moneys
	  assigned hereby to the payment of the principal of, premium, if any, and interest on the Bonds. The
	  Issuer further covenants that it will not create or, to its knowledge, suffer to be created any lien,
	  encumbrance, or charge upon its interest in the revenues and other amounts payable under or with
	  respect to the Trust Estate, except the lien and charge granted hereby.

	  	(b)	The Trustee agrees that it will, at the expense of
the Company pursuant to the
	  Agreement, cause the Company to record and file financing statements and all supplements thereto,
	  and such other instruments (including, but not limited to, continuation statements) as may be required
	  from time to time by the Issuer, the Bank, the Guarantor, or the Company to be recorded or filed,
	  in such manner and at such places as from time to time may be required by law in order fully to
	  preserve and protect the security of the Owners of the Bonds and the Bank, and the rights of the
	  Trustee hereunder.

	  	Section 4.03. Tax-Exempt Status of Bonds. The Issuer and the Trustee each covenant to
	  commit or suffer no act within their control that would alter the status or character of the Bonds, or
	  the interest to be paid on the Bonds, for purposes of Federal income taxation. The provisions of this
	  Section shall apply to the Trustee only to the extent that the Trustee is acting hereunder in its sole
	  discretion. Toward that end, the Issuer and the Trustee agree that they will comply with and take
	  all actions required by the Tax Agreement.

	  	Section 4.04. Books, Records and Accounts. The Trustee agrees to keep proper books for
	  the registration of, and transfer of Ownership of, each Bond, and proper books, records, and accounts
	  in which complete and correct entries shall be made of all transactions relating to the receipt,
	  disbursement, investment, allocation, and application of the proceeds received from the sale of the
	  Bonds, the revenues received from the Agreement, the documents executed by the Company in
	  connection therewith, the Letter of Credit, the funds and accounts created pursuant to this Indenture,
	  and all other moneys held by the Trustee under. The Trustee shall, during regular business hours
	  and upon reasonable prior written notice, make such books, records, and accounts available for
	  inspection by the Issuer, the Company, the Bank, and the Guarantor. The Trustee shall also make
	  such books, records, and account available for inspection by the Bond Owners, but subject to the
	  following limitations:

	  	(a)	the Bond Owner provides the Trustee with at least
five (5) Business Days' prior written
	  notice of the proposed inspection;

	  	(b)	such notice specifies what the Bond Owner wishes
to inspect and when the inspection
	  is to take place;

	  	(c)	no documents other than those executed on the
Closing Date in connection with the
	  issuance and sale of the Bonds or documents which have been recorded or otherwise made a part
	  of a public record will be made available for inspection;

	  	(d)	the Bond Owner provides evidence satisfactory to
the Trustee of registered or beneficial
	  ownership of Bonds;

	  	(e)	the scope of the proposed inspection is reasonably
satisfactory to the Trustee; and

	  	(f)	no copies of documents are made of the Trustee's
records, other than a copy of the
	  Indenture which will be made available at the Bond Owner's expense.

	  	Section 4.05. Notice to Rating Agencies. The Trustee shall provide each Rating Agency then
	  rating the Bonds, if the Bonds are then rated, with prompt written notice following the effective date
	  of (a) the appointment of any successor Trustee, Tender Agent, or Remarketing Agent, (b) any
	  change in the identity of any Bank, (c) any supplements or amendments to this Indenture or the
	  Agreement, (d) the termination, expiration, extension, substitution, or amendment of the Letter of
	  Credit, (e) the payment in full of all of the Bonds, or (f) any mandatory tender of the Bonds (which
	  notice shall be given at least 25 days prior to the mandatory tender date).  Each notice to the Rating
	  Agencies hereunder shall be directed to the respective addresses provided by the Rating Agencies.


	  Article V
	  Revenues and Funds; Letter of Credit

	  	Section 5.01. Application of Original Proceeds of Bonds. There is hereby created and
	  established with the Trustee a trust fund in the name of the Issuer to be designated the "Grapevine
	  Industrial Development Corporation Industrial Development
Revenue Bonds (Trencor Jetco, Inc.
	  Project) Series 1994"Bond Proceeds Fund" (the "Bond Proceeds Fund"). The Bond Proceeds Fund
	  shall have a Project Account and a Cost of Issuance Account. The proceeds of the sale of the Bonds
	  upon initial issuance thereof shall be deposited by the Trustee on the Closing Date in the Accounts
	  in the Bond Proceeds Fund as directed by a certificate of the Company. Moneys held in the Costs
	  of Issuance Account shall be disbursed as set forth in such certificate of the Company. Moneys held
	  in the Project Account shall be disbursed pursuant to Requisitions, a form of which is set forth at
	  Section 5.11 hereof. Moneys, if any, remaining in the Bond Proceeds Fund on the Completion Date
	  and any moneys in the Bond Proceeds Fund on the date the Company prepays all amounts, payable
	  under Section 5.1(a) of the Agreement shall be transferred on such date to the Available Moneys
	  Account of the Bond Fund to be applied as provided in Section 5.02 hereof.

	  	Section 5.02. Bond Fund. There is hereby created by the Issuer and ordered established with
	  the Trustee a trust fund to be designated the "Grapevine Industrial Development Corporation
	  Industrial Development Revenue Bonds (Trencor Jetco, Inc.
Project), Series 1994"Bond Fund" (the
	  "Bond Fund"). Within the Bond Fund there are hereby created by the Issuer and ordered
	  established with the Trustee three separate and segregated trust accounts to be designated,
	  respectively, (a) the "Available Moneys Account," (b) the "Non-Available Moneys Account", and (c)
	  the "Letter of Credit Account".

	  	There shall be deposited into the Bond Fund when received:
(a) all payments specified in
	  Section 5.1 of the Agreement or Section 2.1(a) or (b) of the Guaranty; (b) all moneys required to
	  be so deposited in connection with any redemption of Bonds; (c) all moneys drawn by the Trustee
	  under the Letter of Credit to pay interest, premium, if any, principal or the redemption price of any
	  Bonds; (d) any amounts directed to be transferred into the Bond
Fund pursuant to any provision of
	  this Indenture; and (e) all other moneys when received by the Trustee which are required to be
	  deposited into the Bond Fund or which are accompanied by directions that such moneys are to be
	  paid into the Bond Fund. Any amounts paid to the Trustee which do not constitute Available
	  Moneys shall be held in the Non-Available Moneys Account and shall not be commingled with any
	  other moneys held by the Trustee. At such time as moneys in the Non-Available Moneys Account
	  shall constitute Available Moneys, they shall be transferred to the Available Moneys Account. Any
	  amounts drawn under the Letter of Credit shall be held in the Letter of Credit Account and shall
	  not be commingled with any other moneys held by the Trustee.
Any amounts received for deposit
	  in the Bond Fund which constitute Available Moneys (other than amounts drawn under the Letter
	  of Credit), and any amounts deposited in the Non-Available
Moneys Account which at a later date
	  become Available Moneys, shall be held in the Available Moneys
Account and shall not be
	  commingled with any other moneys held by the Trustee.

	  	Section 5.03. Letter of Credit; Alternate Credit Facility. (a) Initial Letter of Credit. The
	  Initial Letter of Credit shall be delivered to the Trustee simultaneously with the original issuance and
	  delivery of the Bonds.

	  	(b)	Alternate Credit Facility.  The Company may at
any time substitute an Alternate Credit
	  Facility for an existing Letter of Credit, subject to the limitations set forth in this Article V. An
	  Alternate Credit Facility shall be an irrevocable letter of credit, bank bond purchase agreement, bond
	  insurance policy, revolving credit agreement, surety bond, or other agreement or instrument under
	  which any person or entity (other than the Issuer or the Company) undertakes to make or provide
	  funds to make payments of the principal and purchase price of, and interest on, the Bonds, as and
	  when due, provided that the Alternate Credit Facility must be effective as of a date on or prior to
	  the date of expiration of the then existing Letter of Credit and must provide coverage in an amount
	  at least equal to the sum of (A) the aggregate principal amount of Bonds (other than Pledged Bonds
	  or Company Bonds) at the time Outstanding, plus (B) Adequate
Interest Coverage.

	  	Pursuant to Section 2.04 of this Indenture, if an Alternate Credit Facility is furnished, the
	  Bonds shall be subject to mandatory tender unless the Company furnishes the Trustee by the 25th
	  day prior to the scheduled Letter of Credit expiration or termination date written evidence from each
	  Rating Agency having a rating in effect for the Bonds that the Rating Agency has reviewed the
	  proposed Alternate Credit Facility and that its replacement of the current Letter of Credit will not
	  by itself result in a withdrawal or reduction of the Rating
Agency"s current rating for the Bonds (a
	  "Maintenance of Rating"). Notwithstanding the foregoing, when the Bonds are in the CP Rate Mode
	  or an Adjustable Rate Mode, an existing Letter of Credit may not be replaced prior to the expiration
	  date of the then applicable Rate Period with an Alternate Credit Facility unless either (a) the Trustee
	  is furnished with evidence of a Maintenance of Rating by the date described above (in which case
	  the Bonds will not be subject to mandatory tender as a result thereof) or (b) in the event evidence
	  of Maintenance of Rating is not received, the substitution occurs on a date on or after which the
	  Bonds may be optionally redeemed pursuant to the Indenture and the mandatory tender price
	  payable upon the mandatory tender of Bonds as a result of such substitution includes a premium
	  equal to the redemption premium at that time payable pursuant to the optional redemption provisions
	  of this Indenture.

	  	The Company shall notify the Trustee of its intention to deliver an Alternate Credit Facility
	  at least 25 days prior to the date of such delivery. Upon receipt of such notice, the Trustee will
	  promptly mail a notice of the anticipated delivery of the Alternate Credit Facility by first class mail
	  to the Issuer, the Remarketing Agent, and each Owner at the Owner"s registered address.

	  	On or prior to the delivery of any Alternate Credit Facility to the Trustee, the Company shall
	  furnish to the Trustee (i) a written opinion of counsel acceptable to the Trustee stating that delivery
	  of such Alternate Credit Facility to the Trustee is authorized under the Agreement and the
	  Indenture, and complies with the terms hereof and thereof, and (ii) an opinion of counsel to the
	  issuer of such Alternate Credit Facility to the effect that the Alternate Credit Facility is a valid and
	  binding obligation of the issuer thereof, enforceable in accordance with its terms, subject to usual
	  exceptions relating to bankruptcy and insolvency. In addition, if the Alternate Credit Facility is issued
	  in connection with a conversion of the interest rate Mode on the Bonds or if the Company grants
	  a security interest in any cash, securities, or investment type property to the issuer or provider of the
	  Alternate Credit Facility, the Company must furnish the Trustee an opinion of Bond Counsel stating
	  that such grant will not adversely affect the exemption of interest on the Bonds from Federal income
	  taxation.

	  	(c)	Surrender of Letter of Credit.  If at any time there
shall have been delivered to the
	  Trustee an Alternate Credit Facility, together with the other documents and opinions required by this
	  Article V, then the Trustee shall accept such Alternate Credit Facility and promptly surrender the
	  previously held Letter of Credit to the issuer thereof, in accordance with the terms thereof for
	  cancellation. If at any time there shall cease to be any Bonds Outstanding under this Indenture, or
	  the Bonds are deemed paid under Section 10.01 of this Indenture, or if the Letter of Credit expires
	  in accordance with its terms, the Trustee shall promptly surrender the Letter of Credit to the issuer
	  thereof, in accordance with the terms thereof, for cancellation. The Trustee shall comply with the
	  procedures set forth in the Letter of Credit relating to the termination thereof.

	  	(d)	Federal Income Tax Requirements Pertaining to
Substitutions of Letters of Credit
	  Upon Certain Mode Conversions.  The CP Rate Mode, the Daily
Rate Mode, the Weekly Rate
	  Mode, and each Adjustable Rate Period of one year or less shall be referred to as a "Short-Term
	  Mode" and each Adjustable Rate Period of greater than one year"s duration shall be referred to as
	  a "Long-Term Mode." Upon any conversion or change from a Short-Term Mode to a Long-Term
	  Mode or from a Long-Term Mode to a Short-Term Mode, if the Company then proposes to either
	  (i) add a Letter of Credit where none was then in effect, (ii) terminate a Letter of Credit then in
	  effect without replacing it with an Alternate Credit Facility, or (iii) terminate an existing Letter of
	  Credit and substitute an Alternate Credit Facility issued by a different Bank, the following shall apply:

	      	(A)	If the change or conversion is from a Long-Term
Mode to a Short-Term Mode,
	      the Bonds shall be supported by a Letter of Credit issued by an entity with the highest generic
	      (i.e., without regard to "+" or "-" symbols) short-term rating on the effective date of such
	      change or conversion by the Rating Agency then rating the Bonds.

	      	(B)	If the change or conversion is from a Short-Term
Mode to an Adjustable Rate
	      Period of greater than or equal to one but less than three years" duration, the Bonds shall be
	      supported by a Letter of Credit issued by an entity with an "A" long-term rating (or its
	      equivalent) on the effective date of such change or conversion by the Rating Agency than
	      rating the Bonds.

	      	(C)	If the change or conversion is from a Short-Term
Mode to an Adjustable Rate
	      Period of greater than or equal to three years" duration, the Bonds shall not be supported by
	      any Letter of Credit for at least the duration of the Adjustable Rate Period to which the
	      Bonds are being converted.

	  	Notwithstanding any of the foregoing provisions of this
Section 5.03(d), the Bonds may or may
	  not be supported by a Letter of Credit in contravention of such provisions if there is delivered to the
	  Trustee prior to the date of any such change or conversion an opinion of Bond Counsel to the effect
	  that the deviation from the provisions of this Section 5.03(d) will not adversely affect the exclusion
	  from gross income of interest on the Bonds.

	  	Section 5.04.  Letter of Credit Draws and Bond Fund
Moneys to Pay Principal, Premium, or
	  Interest. (a) On or before each Interest Payment Date, redemption date, and date on which principal
	  shall be due and payable on the Bonds, whether at maturity or upon acceleration, the Trustee shall
	  draw under the Letter of Credit (if then in effect) an amount which shall be sufficient for the
	  purpose of paying the principal of, premium, if any (if the Letter of Credit then covers premium) and
	  interest due and payable on the Bonds (other than Pledged Bonds and Company Bonds) on such
	  date. Such drawing shall be made in a timely manner under the terms of the Letter of Credit in
	  order that the Trustee may realize funds thereunder in sufficient time to pay Owners on the payment
	  date as provided herein. All amounts derived by the Trustee with respect to the Letter of Credit
	  shall be deposited in the Letter of Credit Account of the Bond Fund upon receipt thereof by the
	  Trustee, as provided in Section 5.03. If no Letter of Credit is then in effect, by 11:00 a.m. on any
	  Interest Payment Date, redemption date, acceleration date, or the maturity date of the Bonds, as the
	  case may be, the Trustee shall receive from the Company pursuant to Section 5.1(a) of the
	  Agreement the full amount of principal of, premium, if any, and interest due on the Bonds on that
	  date.

	  	(b)	The Issuer hereby authorizes and directs the
Trustee to withdraw sufficient funds from
	  the Letter of Credit Account of the Bond Fund to pay the principal of, premium, if any, and interest
	  on, the Bonds as the same become due and payable; and, in the event of a default under the Letter
	  of Credit, or at such time as no Letter of Credit secures the Bonds, to use all moneys then on
	  deposit, first in the Available Moneys Account and thereafter the Non-Available Moneys Account,
	  of the Bond Fund to pay principal of, premium, if any, and interest on, the Bonds, which
	  authorization and direction the Trustee hereby accepts. On the Business Day which next succeeds
	  any date on which moneys are to be disbursed from the Bond Fund pursuant to the preceding
	  sentence, if moneys then remain in the Bond Fund, and if the Trustee's fees and expenses have been
	  paid such moneys shall be disbursed to the Bank to the extent amounts are then owed to the Bank
	  pursuant to the Reimbursement Agreement. The Trustee may rely on a certificate from the Bank
	  which certifies the amounts owed under the Reimbursement
Agreement at any time.

	  	Section 5.05. Investment of Moneys. Subject to the restrictions hereinafter set forth in this
	  Section 5.05 and in the Tax Agreement, any moneys held in the Non-Available Moneys Account of
	  the Bond Fund and the Bond Proceeds Fund shall be invested and reinvested by the Trustee upon
	  the written instructions of the Company in Qualified Investments, maturing no later than the date
	  on which it is estimated that such moneys will be required to be paid out hereunder. Moneys held
	  in the Available Moneys Account of the Bond Fund shall be invested and reinvested solely in
	  Government Obligations, maturing no later than the date on which such moneys will be required to
	  be paid out hereunder. Moneys held in the Purchase Fund and the Letter of Credit Account and
	  moneys held pursuant to Section 5.06 hereof shall not be invested. The Trustee may make any and
	  all such investments through its own investment department, or through any of its affiliates or
	  subsidiaries. The Trustee shall be entitled to rely on all written investment instructions or telephonic
	  instructions subsequently confirmed in writing provided by the Company hereunder, and shall have
	  no duty to monitor the compliance thereof with the restrictions set forth in this Section 5.05 or in
	  the Tax Agreement. The Trustee shall not be responsible or liable for the performance of any such
	  investments or for keeping the moneys held by it hereunder fully invested at all times other than in
	  accordance with the instructions of the Company. Absent the provision of investment instructions
	  hereunder, the Trustee shall not make any investment of the moneys held pursuant hereto; provided,
	  however, that the Trustee shall notify the Company in the event any moneys are being held
	  uninvested pursuant hereto. Any obligations acquired by the Trustee as a result of such investment
	  or reinvestment shall be held by or under the control of the Trustee and shall be deemed to
	  constitute a part of the Fund or Account from which the moneys used for its purchase were taken.
	  All investment income shall be retained in the Fund or Account to which the investment is credited
	  from which such income is derived.

	  	Section 5.06.  Moneys to Be Held in Trust; Nonpresentment
of Bonds.  (a)   All moneys
	  required to be deposited with or paid to the Trustee for the account of any Fund or Account under
	  any provisions of this Indenture shall be held by the Trustee in trust, and, except for moneys
	  deposited with or paid to the Trustee for redemption of Bonds, notice of the redemption for which
	  has been duly given, and moneys on deposit in the Rebate Fund, shall, while held by the Trustee,
	  constitute part of the Trust Estate and be subject to the security interest created hereby.

	  	(b)	In the event any Bond shall not be presented for
payment when the principal thereof
	  becomes due, either at maturity or otherwise, or at the date fixed for redemption thereof, if Available
	  Moneys sufficient to pay such Bond shall have been deposited in the Bond Fund, all liability of the
	  Issuer to the Owner thereof for the payment of such Bond shall forthwith cease, determine, and be
	  completely discharged, and thereupon it shall be the duty of the Trustee, subject to applicable escheat
	  laws, to hold such moneys, without liability for interest thereon, for the benefit of the Owner of such
	  Bond who shall thereafter be restricted exclusively to such moneys, for any claim of whatever nature
	  on his part under this Indenture or on, or with respect to, said
Bond.  Such moneys shall be held in
	  a separate and segregated fund and shall not be invested.

	  	(c)	Any moneys so deposited with and held by the
Trustee not so applied to the payment
	  of Bonds for at least two years after the date on which the same shall have become due shall upon
	  (i) payment of the Trustee's fees and expenses and (ii) delivery to the Trustee of indemnification
	  reasonably satisfactory to it, then be paid by the Trustee to the Bank, upon the written direction of
	  the Bank that amounts are due and owing the Bank under the Reimbursement Agreement, or in any
	  other event, to the Company upon the written direction of the Company. Thereafter Owners shall
	  be entitled to look only to the Company for payment, the Company shall not be liable for any interest
	  thereon and shall not be regarded as a trustee of such moneys and the Trustee shall have no further
	  responsibilities with respect to such moneys.

	  	(d)	The obligation of the Trustee under this Section to
pay any such funds to the Company
	  shall be subject, however, to any provisions of law applicable to the Trustee or to such funds
	  providing other requirements for disposition of unclaimed property.

	  	Section 5.07.  Repayment from Indenture Funds.  Any
amounts remaining in any Fund or
	  Account created under this Indenture, after payment or provision for payment in full of the Bonds
	  in accordance with Article X hereof, the fees, charges, and expenses of the Issuer, the Trustee, the
	  Tender Agent, the Remarketing Agent, and any co-trustee appointed hereunder, and all other
	  amounts required to be paid hereunder or under the Agreement, and after and to the extent that the
	  Company shall determine that the payment of such remaining amounts may be made without violation
	  of the provisions of the Tax Agreement, shall be paid, upon the expiration of, or upon the sooner
	  termination of, the terms of this Indenture, to the Bank to the extent money shall be owed to the
	  Bank under the Reimbursement Agreement (as evidenced by written notice thereof given to the
	  Trustee by the Bank) and, thereafter, to the Company.

	  	Section 5.08.  Tax Covenants.  (a) The Issuer and the
Trustee covenant with the Owners of
	  the Bonds that, notwithstanding any other provision of this Indenture or any other instrument, they
	  will not knowingly make any investment or other use of the proceeds of the Bonds or any other
	  moneys held under this Indenture which would cause the Bonds to be "arbitrage bonds" under
	  section 148 of the Code or "federally guaranteed" obligations under section 149(b) of the Code, and
	  they further covenant that they will comply with all applicable requirements of sections 103 and
	  141-150 of the Code (except that the Issuer and the Trustee shall be deemed to have complied with
	  these requirements as long as they act on the written direction of the Company).

	  	(b)	The Trustee shall maintain the Rebate Fund
established by Section 5.10 hereof as a
	  separate fund which shall be continuously held, invested, expended, and accounted for in accordance
	  with the provisions of Section 5.10 hereof; provided, however that the Rebate Fund need not be
	  maintained if the Company, the Issuer, and the Trustee shall have received an opinion of Bond
	  Counsel to the effect that failure to maintain the Rebate Fund shall not adversely affect the exclusion
	  of interest on the Bonds from the federal gross income of the Owners thereof.

	  	(c)	In maintaining the Rebate Fund, the Trustee will
keep and retain the records described
	  in Section 5.10 hereof to the extent such records relate to Funds held by the Trustee, and the Trustee
	  will take such further action as the Company may direct pursuant to
Section 5.10 hereof in order to
	  comply with the rebate requirements contained in section 148(f) of the Code.

	  	(d)	Notwithstanding any other provision herein to the
contrary, the Trustee shall be
	  permitted to transfer moneys on deposit in any of the trust funds established hereunder (other than
	  moneys representing remarketing proceeds or draws under the Letter of Credit to the extent needed
	  to pay principal or purchase price of, premium, if any, or interest on the Bonds) to the Rebate Fund.

	  	Section 5.09. Custody of Funds and Accounts. Except as otherwise expressly provided herein,
	  all Funds and Accounts created pursuant to this Indenture and held by the Trustee shall be held in
	  trust, in the name of the Issuer, for the benefit of the Owners and, to the extent of amounts owed
	  by the Company to the Bank under the Reimbursement Agreement, the Bank. Notwithstanding the
	  foregoing, the Rebate Fund shall be held for the benefit of the United States of America.

	  	Section 5.10. Rebate Fund, Rebate. (a) There is hereby created by the Issuer and ordered
	  established with the Trustee a Rebate Fund. Moneys held from time to time in the Rebate Fund
	  shall not constitute part of the Trust Estate, but shall be held solely for the purpose hereinbelow
	  described. Promptly after the end of each fifth Bond Year, the Trustee shall determine whether
	  during the prior five Bond Years any of the funds which it held in any of the funds or accounts under
	  this Indenture (other than the Rebate Fund) were invested in any permitted investment. If the
	  Trustee determines that any such funds were so invested (except for funds so invested in the Bond
	  Fund which produce gross earnings which amount to less than $100,000 during each Bond Year), the
	  Company shall retain (at its expense) a Rebate Analyst, and the following provisions shall apply:
	  Pursuant to Section 2.2(n) of the Agreement, within thirty (30) days after each fifth Bond Year, the
	  Company shall cause the Rebate Analyst to compute, and deliver to the Trustee written notice and
	  direction of, the amount of any transfer or deposit to the Rebate
Fund (or, if there has been a loss
	  in any fund or account other than the Rebate Fund, the amount of any withdrawal from the Rebate
	  Fund) which is necessary to cause the aggregate amount transferred to or otherwise deposited in such
	  Rebate Fund to equal the amount required to be rebated to the United States pursuant to the
	  requirements of section 148 of the Code. If a deposit to the Rebate Fund is required in accordance
	  with the written direction of the Rebate Analyst, the Trustee shall accept such payment from the
	  Company and deposit it in the Rebate Fund for the benefit of the Issuer. If the computations of the
	  Rebate Analyst show that a withdrawal may be made from the Rebate Fund on account of a loss, the
	  Trustee shall, upon receipt of an approving opinion of Bond
Counsel to the effect that such
	  withdrawal will not adversely affect the exclusion from gross income for federal income tax purposes
	  of interest on the Bonds, and in accordance with the written directions of the Company and the
	  Rebate Analyst, withdraw such amount from the Rebate Fund and pay such amount to the Company.
	  Records of the actions required to be taken by the Trustee by this
Section 5.10 must be retained by
	  the Trustee until six (6) years after the last Bond is no longer outstanding.

	  	(b) Not later than sixty (60) days after the fifth Bond Year and every fifth Bond Year
	  thereafter, the Trustee shall, at the written direction of the Rebate Analyst, pay to the United States
	  Government at least ninety percent (90%) of the amount specified in writing by the Rebate Analyst
	  required to be rebated to the United States from funds on deposit in the Rebate Fund or from funds
	  provided by the Company. Not later than forty-five (45) days after the final retirement of the Bonds,
	  the Rebate Analyst shall specify in writing to the Trustee the amount required to be rebated to the
	  United States, whereupon the Trustee shall request that the Company deposit with the Trustee
	  pursuant to the Section 2.2(n) of the Agreement such amount, if any, as is necessary to bring the
	  balance in the Rebate Fund to the amount required to be rebated to the United States pursuant to
	  the requirements of section 148 of the Code and, upon receipt of such funds from the Company, the
	  Trustee shall pay to the United States the amount specified in writing by the Rebate Analyst to be
	  paid to the United States; any balance remaining in the Rebate
Fund after the final payment upon
	  retirement of the Bonds shall be paid to the Company unless otherwise specified in writing by the
	  Rebate Analyst.  The final payment by the Trustee to the United
States shall be made no later than
	  sixty (60) days after the final retirement of the Bonds, to the extent funds therefor are on deposit in
	  the Rebate Fund at such time.

	  	(c) The Trustee shall make information regarding the Bonds and investments hereunder
	  available to the Rebate Analyst promptly following each fifth Bond Year, shall make deposits to and
	  disbursements from the Rebate Fund in accordance with the directions received from the Rebate
	  Analyst, shall invest moneys in the Rebate Fund as required by
Section 5.05 hereof, and shall deposit
	  income from such investments immediately upon receipt thereof in the Rebate Fund.

	  	(d) This Section 5.10 is intended to comply with the requirements of section 148 of the Code
	  and the regulations promulgated thereunder. The requirements of this Section 5.10 shall be deemed
	  modified and amended in the manner and to the extent necessary, in the written opinion of Bond
	  Counsel delivered to the Issuer, the Company, and the Trustee, to permit compliance with the
	  provisions of said section 148 applicable to the Bonds.

	  	Section 5.11.  Payments in the Project Account;
Disbursements.  Proceeds of the issuance and
	  delivery of the Bonds shall be deposited in the Project Account as provided in Section 5.01 hereof.
	  Moneys in the Project Account shall be expended on orders signed by an Authorized Company
	  Representative stating with respect to each payment to be made:

	      	(a)	The requisition number;

	      	(b)	The name and address of the person, firm, or
corporation to whom payment is
	      due or has been made, which may include the Company;

	      	(c)	The amount to be or which has been paid;

	      	(d)	That each obligation mentioned therein has been
properly incurred, is a proper
	      charge against the Project Account, and has not been the basis of any previous requisition;

	      	(e)	That each item for which payment is proposed to
be made is or was necessary
	      in connection with the Project;

	      	(f)	That after taking into account the costs proposed to
be paid or reimbursed in said
	      certificate, all of the costs paid or reimbursed out of the Project Account are amounts which
	      will be chargeable to the Project's capital account or which would be so chargeable either with
	      a proper election by the Company under the Code or but for a proper election by the
	      Company to deduct such amount and were incurred and paid, or are to be incurred and paid,
	      subsequent to January 17, 1994;

	      	(g)	That after taking into account the costs proposed to
be paid or reimbursed in said
	      certificate, at least 95% of the costs paid or reimbursed out of the Bond Proceeds Fund are
	      for land costs or costs of property of a character subject to the allowance for depreciation for
	      federal income tax purposes and were incurred and paid, or are incurred and paid, subsequent
	      to January 17, 1994;

	      	(h)	That after taking into account the costs proposed to
be paid or reimbursed in said
	      certificate, no more than $160,000 of the costs paid or reimbursed out of the Bond Proceeds
	      Fund are issuance costs within the meaning of the Code; and

	  		(i)	That no Event of Default exists under the
Agreement.

	  	The Trustee is hereby authorized and directed to make each disbursement required by the
	  provisions of the Agreement and to issue its checks therefor. The Trustee shall keep and maintain
	  adequate records pertaining to the Project Account and all disbursements therefrom, and after the
	  Project has been completed and a certificate of payment of all costs is or has been filed as provided
	  in Section 5.11 hereof, the Trustee shall file an accounting thereof with the Issuer, the Guarantor,
	  and the Company.

	  	Section 5.12. Completion of Project. The completion of the Project and payment or provision
	  made for payment of the full Cost of the Project shall be evidenced by the filing with the Trustee of
	  a certificate required by the provisions of Section 3.3 of the Agreement. Any balance remaining in
	  the Project Account on the Completion Date shall be used in accordance with said Section.

	  	Section 5.13. Transfer of Construction Fund. If the Company should prepay all amounts
	  payable under Section 5.1(a) of the Agreement, any balance then remaining in the Project Account
	  shall without further authorization be deposited in the Bond Fund by the Trustee.

	  	Section 5.14. Custody of Funds and Accounts. Except as otherwise expressly provided herein,
	  all Funds and Accounts created pursuant to this Indenture and held by the Trustee shall be held in
	  trust, in the name of the Issuer, for the benefit of the Owners and, to the extent of amounts owed
	  by the Company to the Bank under the Reimbursement Agreement, the Bank.

	  Article VI
	  Defaults and Remedies

	  	Section 6.01. Events of Default. Each of the following shall constitute, and is referred to in
	  this Indenture as, an "Event of Default":

	  	(a)	a default in the payment when due of interest on
any Bond;

	  	(b)	a default in the payment of principal of, or
premium, if any, on any Bond when due,
	  whether at maturity, upon acceleration or redemption, or otherwise;

	  	(c)	a default in the payment when due of the purchase
price of any Bond required to be
	  purchased pursuant to Section 2.03 or Section 2.04;

	  	(d)	the Issuer fails to perform any of its agreements in
this Indenture or the Bonds (except
	  a failure that results in an Event of Default under clause (a), (b), or
(c) above), the performance of
	  which is material to the Owners, and which failure continues after the giving of the notice of default
	  and the expiration of the grace period specified in this Section;

	  	(e)	the Company or the Guarantor fails to perform any
of its agreements in the Agreement
	  or the Guaranty (except a failure that results in an Event of Default under clause (a), (b), or (c) of
	  this Section), and the failure continues after the notice and for the period specified in this Section;

	  	(f)	the Company or the Guarantor pursuant to or
within the meaning of any Bankruptcy
	  Law (as defined below) (l) commences a voluntary case, (2) consents to the entry of an order for
	  relief against it in an involuntary case, (3) consents to the appointment of a Custodian (as defined
	  below) for the Company or the Guarantor or any substantial part of its property, or (4) makes a
	  general assignment for the benefit of its creditors;

	  	(g)	a court of competent jurisdiction enters an order or
decree under any Bankruptcy Law
	  that (l) is for relief against the Company or the Guarantor in an involuntary case, (2) appoints a
	  Custodian for the Company or the Guarantor or any substantial part of its property or (3) orders the
	  winding up or liquidation of the Company or the Guarantor, and the decree or order remains
	  unstayed and in effect for 60 days;

	  	(h)	the Trustee receives notice from the Bank that a
"default" or "event of default" has
	  occurred and is continuing under the Reimbursement Agreement;
and

	  	(i)	the Trustee receives notice from the Bank on or
before the date or dates specified in
	  the Letter of Credit following a drawing on the Letter of Credit to pay interest on the Bonds that
	  it will not reinstate its Letter of Credit in the amount of the said interest drawing.

	  	"Bankruptcy Law" means Title 11 of the United States
Code or any similar Federal or state
	  law for the relief of debtors. "Custodian" means any receiver, trustee, assignee, liquidator, custodian,
	  or similar official under any Bankruptcy Law.

	  	A default under clause (d) or (e) of this Section is not an Event of Default until the Trustee
	  or the Owners of at least a majority in principal amount of the Bonds then outstanding give the
	  Issuer, the Guarantor, and the Company a notice specifying the default, demanding that it be
	  remedied, and stating that the notice is a "Notice of Default," and the Issuer or the Company (if the
	  default is under clause (d)) or the Company or the Guarantor (if the default is under clause (e)) does
	  not cure the default within 60 days after receipt of the notice, or within such longer period as the
	  Trustee shall agree to. The Trustee shall not unreasonably refuse to agree to a longer cure period
	  if the default cannot reasonably be cured within 60 days after receipt of the notice and the Issuer,
	  the Guarantor, or the Company has demonstrated to the Trustee that it has begun within 60 days and
	  continued diligent efforts to cure the default and the Trustee has received indemnification reasonably
	  satisfactory to it. The Issuer authorizes the Company and the Guarantor to perform, in the name
	  and on behalf of the Issuer and for the purpose of preventing the occurrence of an Event of Default,
	  any agreement of the Issuer in this Indenture or the Bonds.

	  	Section 6.02. Acceleration. If an Event of Default under clause (h) or (i) of the foregoing
	  Section occurs, the principal and accrued interest to the date of acceleration on the Bonds shall
	  become due and payable immediately. If any other Event of Default occurs and is continuing, the
	  Trustee by notice to the Issuer, the Guarantor, and the Company, or the Owners of at least a
	  majority in principal amount of the Bonds then outstanding by notice to the Issuer, the Company,
	  the Guarantor, and the Trustee, may declare the principal of and accrued interest on the Bonds to
	  be due and payable immediately. Upon the principal of and accrued interest on the Bonds becoming
	  due and payable as provided in this Section, the Trustee shall immediately draw on the Letter of
	  Credit, if any, to pay the principal of and accrued interest on the Bonds. The Trustee shall
	  immediately give notice of acceleration to the Owners. Interest on the Bonds shall cease to accrue,
	  and the principal of and accrued and unpaid interest on the Bonds shall, without further action,
	  become immediately due and payable, on the date of acceleration.

	  	The Trustee may, and upon the request of Owners of a majority in principal amount of the
	  Bonds then outstanding shall, rescind an acceleration and its consequences if (a) all existing Events
	  of Default have been cured or waived, (b) the rescission would not conflict with any judgment or
	  decree, (c) all payments due the Trustee and any predecessor Trustee under Section 7.06 have been
	  made, and (d) when a Letter of Credit is in effect, the Bank consents and the Letter of Credit is
	  reinstated up to the full amount available under it immediately prior to such Event of Default.

	  	Section 6.03. Other Remedies. (a) If an Event of Default occurs and is continuing, the
	  Trustee may pursue any available remedy by proceeding at law or in equity to collect the principal
	  of or interest on the Bonds or to enforce the performance of any provision of the Bonds, this
	  Indenture, the Agreement, the Guaranty, and the Letter of Credit including, without limitation, the
	  exercise of any remedy granted to it in the Agreement.

	  	(b)	The Trustee may maintain a proceeding even if it
does not possess any of the Bonds
	  or does not produce any of them in the proceeding. A delay or omission by the Trustee or any
	  Owner in exercising any right or remedy accruing upon an Event of Default shall not impair the right
	  or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive
	  of any other remedy.  All available remedies are cumulative.

	  	(c)	During any period the Bonds are secured by the
Letter of Credit and draws thereunder
	  have been duly honored by the Bank in accordance with the terms and provisions of the Letter of
	  Credit, all remedies pursued by the Trustee upon the occurrence of an Event of Default (other than
	  draws upon the Letter of Credit) shall be taken only with the prior consent of the Bank.

	  	Section 6.04. Waiver of Past Defaults. The Owners of a majority in principal amount of the
	  Bonds then outstanding, together with the Bank, by written notice to the Trustee, may waive an
	  existing Event of Default and its consequences if the Letter of Credit is reinstated up to the full
	  amount available under it immediately prior to such Event of Default. When an Event of Default
	  is waived, it is cured and stops continuing, but no such waiver shall extend to any subsequent or other
	  Event of Default or impair any right consequent to it.

	  	Section 6.05. Control by Majority. The Owners of a majority in principal amount of the Bonds
	  then outstanding may (with the consent of the Bank) direct the time, method, and place of
	  conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power
	  conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or
	  this Indenture or, subject to Section 7.01, that the Trustee determines is unduly prejudicial to the
	  rights of other Owners, or would involve the Trustee in personal liability.

	  	Section 6.06.  Limitation on Suits.  An Owner may not
pursue any remedy with respect to this
	  Indenture or the Bonds unless (a) the Owner gives the Trustee notice stating that an Event of
	  Default is continuing, (b) the Owners of at least 25% in principal amount of the Bonds then
	  outstanding make a written request to the Trustee to pursue the remedy, (c) such Owner or Owners
	  offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense, and
	  (d) the Trustee does not comply with the request within 60 days after receipt of the request and the
	  offer of indemnity.

	  	A Owner may not use this Indenture to prejudice the rights of another Owner or to obtain a
	  preference or priority over the other Owners.

	  	Section 6.07. Rights of Owners to Receive Payment. Notwithstanding any other provision of
	  this Indenture, the right of any Owner to receive payment of principal of and interest on a Bond, on
	  or after the due dates expressed in the Bond, or the purchase price of a Bond on or after the date
	  for its purchase as provided in the Bond, or to bring suit for the enforcement of any such payment
	  on or after such dates, shall not be impaired or affected without the consent of the Owner.

	  	Section 6.08. Collection Suit by Trustee. If an Event of Default under Section 6.01(a), (b)
	  or (c) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of
	  an express trust against the Company or the Bank for the whole amount remaining unpaid.

	  	Section 6.09.  Trustee May File Proofs of Claim.  The
Trustee may file such proofs of claim
	  and other papers or documents as may be necessary or advisable in order to have the claims of the
	  Trustee and the Owners allowed in any judicial proceedings relative to the Company or the Bank,
	  its creditors or its property and, unless prohibited by law or applicable regulations, may vote on behalf
	  of the Owners in any election of a trustee in bankruptcy or other person performing similar functions.

	  	Section 6.10. Priorities. If the Trustee collects any money pursuant to this Article, it shall pay
	  out the money in the following order:

	  	First: To the Trustee and the Tender Agent for amounts to which they are entitled under
	  Section 7.06 hereof or Section 5.2 of the Agreement, but the Trustee may not pay itself or the
	  Tender Agent from money drawn under the Letter of Credit, from the proceeds of the remarketing
	  of any Bonds, or from amounts held by the Trustee pursuant to
Article X or Section 5.06(b).

	  	Second: To Owners for amounts due and unpaid on the Bonds for principal and interest,
	  ratably, without preference or priority of any kind, according to the amounts due and payable on the
	  Bonds for principal and interest, respectively.
	  	Third: To the Bank to the extent the Bank certifies to the Trustee that the Company is
	  indebted to the Bank on account of draws under the Letter of Credit or any other amounts due and
	  payable to the Bank under the Reimbursement Agreement.

	  	Fourth:  To the Issuer.

	  	Fifth:  To the Company.

	  	The Trustee may fix a payment date for any payment to the Owners in accordance with this
	  Section.

	  	Section 6.11. Bank Deemed Owner of Certain Bonds. Notwithstanding any other provision
	  in this Article, as long as the Letter of Credit is in effect the Bank shall be deemed to be the owner
	  of all Bonds which are secured by the Letter of Credit and all Company Bonds and all Pledged Bonds
	  for all purposes of this Article VI following the occurrence of an Event of Default. In no event,
	  however, may the Bank direct the Trustee not to draw on the Letter of Credit, or prevent the
	  Trustee from so drawing, pursuant to the provisions of this Article
VI after the occurrence of an
	  Event of Default under clause (h) or (i) of Section 6.01 hereof.

	  	Section 6.12. Bank Rights. Notwithstanding any other provision of this Article, as long as the
	  Letter of Credit is in effect or amounts are owed to the Bank under the Reimbursement Agreement,
	  the Trustee shall take any action that it is required or permitted to take under this Article VI (except
	  for the Trustee's obligations to draw under a Letter of Credit due to an Event of Default under
	  clause (h) or (i) of Section 6.01, which shall be absolute and unconditional) solely at the written
	  direction of the Bank, and the Trustee shall not take any such action without such written direction.


	  Article VII
	  Trustee, Remarketing Agent, and Tender Agent

	  	Section 7.01. Duties of Trustee. (a) Prior to the occurrence of an Event of Default, the
	  Trustee shall have no liability for any action or omission in the performance of its duties hereunder,
	  except in the case of negligence or willful misconduct on the part of the Trustee. During the
	  existence of an Event of Default, the Trustee shall exercise its rights and powers and use the same
	  degree of care and skill in their exercise as a prudent person would exercise or use under the
	  circumstances in the conduct of such person"s own affairs.

	  	(b)	Except during the continuance of an Event of
Default,

	      	(i)	the Trustee shall be required to perform only those
duties that are specifically
	      set forth in this Indenture and no others, and

	      	(ii)	in the absence of bad faith on its part, the Trustee
may conclusively rely, as to
	      the truth of the statements and the correctness of the opinions expressed, upon certificates or
	      opinions furnished to the Trustee and conforming to the requirements of this Indenture.
	      However, the Trustee shall examine the certificates and opinions to determine whether they
	      conform to the requirements of this Indenture.

	  	(c)	The Trustee may not be relieved from liability for
its own negligent action, its own
	  negligent failure to act or its own willful misconduct, except that
	      	(i)	this paragraph does not limit the effect of
paragraph (b) of this Section,

	      	(ii)	the Trustee shall not be liable for any error of
judgment made in good faith by
	      any employee of the Trustee assigned by the Trustee to administer its corporate trust matters
	      (a "Responsible Officer"), unless it is proved that the Trustee was negligent in ascertaining the
	      pertinent facts;

	      	(iii)	the Trustee shall not be liable with respect to any
action it takes or omits to take
	      in good faith in accordance with a direction received by it pursuant to Section 6.05; and

	      	(iv)	no provision of this Indenture shall require the
Trustee to expend or risk its own
	      funds or otherwise incur any financial liability in the performance of any of its duties hereunder
	      or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing
	      that repayment of such funds or adequate indemnity against such risk or liability is not
	      reasonably assured to it.

	  	(d)	Every provision of this Indenture that in any way
relates to the Trustee is subject to all the paragraphs of this Section.

	  	(e)	The Trustee may refuse to perform any duty or
exercise any right or power unless it
	  receives indemnity satisfactory to it against any loss, liability, or expense, but the Trustee may not
	  require indemnity as a condition to declaring the principal of, premium, if any, and interest on the
	  Bonds to be due immediately under Section 6.02 or to drawing on the Letter of Credit or to making
	  any payment of principal or interest on the Bonds.

	  	(f)	The Trustee shall not be liable for interest on any
cash held by it.

	  	Section 7.02.  Rights of Trustee.  Subject to the foregoing
Section:

	  	(a)	The Trustee may rely on any document reasonably
believed by it to be genuine and to
	  have been signed or presented by the proper person. The Trustee need not investigate any fact or
	  matter stated in the document.

	  	(b)	Before the Trustee acts or refrains from acting, it
may require a certificate of an
	  appropriate officer or officers of the Issuer or the Company or an opinion of counsel; provided that
	  it may not require such a certificate as a condition to declaring the principal of and interest on the
	  Bonds to be due immediately under Section 6.02 or to drawing on the Letter of Credit or to making
	  any payment on the Bonds. The Trustee shall not be liable for any action it takes or omits to take
	  in good faith in reliance on the certificate or opinion of counsel.

	  	(c)	The Trustee may act through agents or co-trustees
and shall not be responsible for the
	  misconduct or negligence of any agent or co-trustee appointed with due care.

	  	Section 7.03. Individual Rights of Trustee. The Trustee in its individual or any other capacity
	  may become the Owner or pledgee of Bonds and may otherwise deal with the Issuer or with the
	  Company or its affiliates with the same rights it would have if it were not trustee. Any paying agent
	  may do the same with like rights.

	  	Section 7.04. Trustee"s Disclaimer. The Trustee makes no representation as to the validity
	  or adequacy of this Indenture or the Bonds, it shall not be accountable for the Company"s use of
	  the proceeds from the Bonds paid to the Company, and it shall not be responsible for any statement
	  in the Bonds other than its certificate of authentication.

	  	Section 7.05. Notice of Defaults. (a) If an event occurs which with the giving of notice or
	  lapse of time or both would be an Event of Default, and if the event is continuing and if it is known
	  to the Trustee, the Trustee shall mail to each Owner and the Bank notice of the event within 30 days
	  after it occurs. Except in the case of a default in payment or purchase on any Bonds, the Trustee
	  may withhold the notice if and so long as a committee of its Responsible Officers (as defined in
	  Section 7.01(c)) in good faith determines that withholding the notice is in the interests of Owners.

	  	(b)	The Trustee shall not be required to take notice or
be deemed to have notice of any
	  default or Event of Default hereunder, or in any other document or instrument executed in
	  connection with the execution and delivery of the Bonds, except an Event of Default under Section
	  6.01(a), (b), (c), (h) or (i) hereof, unless the Trustee shall be specifically notified in writing of such
	  default or Event of Default by the Issuer, the Tender Agent, the Bank, the Company, or the Owners
	  of at least 25% in aggregate principal amount of the Bonds then Outstanding. All notices or other
	  instruments required by this Indenture to be delivered to a responsible officer of the Trustee shall
	  be delivered at the corporate trust office of the Trustee and, in the absence of such notice so
	  delivered, the Trustee may conclusively assume there is no default except as aforesaid.

	  	Section 7.06. Compensation and Indemnity of Trustee. For acting under this Indenture, the
	  Trustee shall be entitled to payment of compensation as outlined in its fee schedule for its services
	  and reimbursement of advances, counsel fees, and other expenses reasonably and necessarily made
	  or incurred by the Trustee in connection with its services under this Indenture.

	  	To secure the payment or reimbursement to the Trustee provided for in this Section, the
	  Trustee shall have a senior claim, to which the Bonds are made subordinate, on all money or property
	  held or collected by the Trustee, except that held under Article X or otherwise held in trust to pay
	  principal of and interest on particular Bonds and except amounts drawn under the Letter of Credit
	  or remarketing proceeds held by the Trustee or Tender Agent hereunder.

	  	The Company has agreed in the Agreement to indemnify the Trustee for, and to hold it
	  harmless against, certain losses, liabilities, and expenses incurred by the Trustee.

	  	Section 7.07. Eligibility of Trustee. The Trustee shall be a corporation organized and doing
	  business under the laws of the United States or any state or the District of Columbia, authorized
	  under such laws to exercise corporate trust powers in the State, and subject to supervision or
	  examination by United States, state or District of Columbia authority. The initial Trustee shall be
	  Bank One, Texas, NA.  The initial Trustee and any successor
Trustee must be an institution
	  acceptable to the Issuer, authorized to act as a trustee in the State, and rated at least "Baa3" by
	  Moody"s Investors Service (or Moody"s Investors Service shall have provided written evidence that
	  such successor Trustee is otherwise acceptable to Moody"s
Investors Service) if the Bonds are then
	  rated by Moody"s Investors Service, and at least "BBB-" or "A-3" by Standard & Poor"s
	  Corporation (or Standard & Poor"s Corporation shall have provided written evidence that such
	  successor Trustee is otherwise acceptable to Standard & Poor"s Corporation) if the Bonds are then
	  rated by Standard & Poor"s Corporation, and authorized by law to perform all the duties imposed
	  upon it as Trustee by this Indenture.

	  	Section 7.08. Replacement of Trustee. The Trustee may resign by notifying the Issuer and
	  the Company. The Owners of a majority in principal amount of the Bonds then outstanding may
	  remove the Trustee by notifying the removed Trustee and may appoint a successor Trustee with the
	  Issuer"s, the Bank"s, and the Company"s prior written consent.
If no Event of Default shall have
	  occurred and be continuing, the Company may cause the Trustee to be removed, with the consent
	  of the Remarketing Agent and the Issuer, by giving notice to the Issuer and the Bank requesting the
	  Issuer to remove and replace the Trustee. In addition, the Issuer shall, at the direction of the
	  Company or on its own volition, remove the Trustee if (a) the Trustee fails to comply with
	  Section 7.07 hereof, (b) the Trustee is adjudged a bankrupt or an insolvent, (c) a receiver or other
	  public officer takes charge of the Trustee or its property or (d) the Trustee otherwise becomes
	  incapable of acting.

	  	If the Trustee resigns or is removed from the office of Trustee for any reason, the Issuer, with
	  the prior written consent of the Bank and the Company, shall promptly appoint a successor Trustee.

	  	A successor Trustee shall deliver a written acceptance of its appointment to the retiring
	  Trustee and to the Issuer. Immediately thereafter, the retiring Trustee shall transfer all property
	  (including the Letter of Credit) held by it as Trustee to the successor Trustee, the resignation or
	  removal of the retiring Trustee shall then (but only then) become effective, and the successor Trustee
	  shall have all the rights, powers, and duties of the Trustee under this Indenture.

	  	If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or
	  is removed, the retiring Trustee, the Issuer, the Company, the Bank, the Guarantor, or the Owners
	  of a majority in principal amount of the Bonds then outstanding may petition any court of competent
	  jurisdiction for the appointment of a successor Trustee.

	  	If the Trustee fails to comply with the foregoing Section, any Owner may petition any court
	  of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

	  	Section 7.09. Duties of Remarketing Agent. The Remarketing Agent will determine the
	  interest rate on the Bonds as provided in this Indenture as the designee of the Issuer. The
	  Remarketing Agent will remarket Bonds as provided in this Indenture as the designee of the
	  Company. The Remarketing Agent may for its own account or as broker or agent for others deal
	  in Bonds and may do anything any other Owner may do to the same extent as if the Remarketing
	  Agent were not serving as such.

	  	Section 7.10.  Eligibility of Remarketing Agent;
Replacement.  The initial Remarketing Agent
	  shall be The First National Bank of Chicago, Chicago Illinois. Any successor Remarketing Agent
	  must be an institution acceptable to the Issuer and rated at least "Baa3" by Moody"s Investors
	  Service (or Moody"s Investors Service shall have provided written evidence that such successor
	  Remarketing Agent is otherwise acceptable to Moody"s Investors Service) if the Bonds are then
	  rated by Moody"s Investors Service, and at least "BBB-" or "A-3" by Standard & Poor"s
	  Corporation (or Standard & Poor"s Corporation shall have provided written evidence that such
	  successor Remarketing Agent is otherwise acceptable to Standard & Poor"s Corporation) if the
	  Bonds are then rated by Standard & Poor"s Corporation, and authorized by law to perform all the
	  duties imposed upon it by this Indenture.

	  	A Remarketing Agent may at any time resign from its duties under this Indenture by giving at
	  least 30 days" written notice to the Issuer, the Company, the Guarantor, the Bank, the Tender
	  Agent, and the Trustee. The Trustee shall mail a copy of such notice by certified mail to each of the
	  Bond Owners. A Remarketing Agent may be removed at any time at the direction of the Issuer and
	  the Company by an instrument signed by the Issuer and the Company and filed at least 30 days prior
	  to such removal with the Remarketing Agent, the Bank, and the Trustee. No removal or resignation
	  hereunder shall become effective prior to the acceptance of appointment of a successor Remarketing
	  Agent hereunder.

	  	While the Bonds are in a Book-Entry System, the Remarketing Agent shall serve as the
	  Participant on behalf of all of the Beneficial Owners of the Bonds.

	  	Section 7.11.  Tender Agent.  (a)  During any period the
Bonds shall not be in a Book-Entry
	  System, the Company shall appoint a Tender Agent for the Bonds, who shall be satisfactory to the
	  Issuer, the Trustee, and the Remarketing Agent and who, upon acceptance of its duties, will perform
	  the obligations of the Tender Agent set forth in this Indenture. Any Tender Agent must be an
	  institution rated at least "Baa3" by Moody"s Investors Service
(or Moody"s Investors Service shall
	  have provided written evidence that such successor Tender Agent is otherwise acceptable to Moody"s
	  Investors Service) if the Bonds are then rated by Moody"s
Investors Service, and at least "BBB-" or
	  "A-3" by Standard & Poor"s Corporation (or Standard &
Poor"s Corporation shall have provided
	  written evidence that such successor Tender Agent is otherwise acceptable to Standard & Poor"s
	  Corporation) if the Bonds are then rated by Standard & Poor"s Corporation, and authorized by law
	  to perform all the duties imposed upon it as Tender Agent by this Indenture. The initial Tender
	  Agent and any successor Tender Agent shall accept its duties hereunder by a written certificate or
	  tender agent agreement delivered to the Trustee, which certificate or agreement shall designate the
	  Principal Office of the Tender Agent.

	  	(b)	The Tender Agent may at any time resign by
giving thirty (30) days" notice to the
	  Issuer, the Trustee, the Company, the Bank, and the Remarketing Agent. Promptly upon the receipt
	  of such notice, the Trustee shall mail copies thereof to each registered Owner of the Bonds. In no
	  event, however, shall any resignation of the Tender Agent take effect until a successor Tender Agent
	  shall have been appointed.

	  	(c)	The Tender Agent may be removed at any time by
an instrument in writing delivered
	  to the Trustee and the Tender Agent by the Company, with the prior written approval of the Bank
	  and the Issuer. In no event, however, shall any removal of the Tender Agent take effect until a
	  successor Tender Agent shall have been appointed.

	  	(d)	Written notice of the appointment of a Tender
Agent shall immediately be given by the
	  Trustee to the Issuer and to the Owners. If no successor to a Tender Agent has accepted
	  appointment in the manner provided above within 30 days after the Tender Agent has given notice
	  of its resignation as provided above, the Trustee shall serve as Tender Agent or shall appoint an
	  agent to act in its stead.

	  	Section 7.12.  Successor Trustee, Remarketing Agent, or
Tender Agent by Merger.  If the
	  Trustee, the Tender Agent, or the Remarketing Agent consolidates with, merges, or converts into,
	  or transfers all or substantially all its assets (or, in the case of a bank or trust corporation, its
	  corporate trust assets) to, another corporation, the resulting, surviving, or transferee corporation
	  without any further act shall, if otherwise eligible to serve hereunder, be the successor Trustee,
	  Tender Agent, or Remarketing Agent.





	  Article VIII
	  Supplemental Indentures

	  	Section 8.01. Without Consent of Owners. The Issuer and the Trustee may amend or
	  supplement this Indenture or the Bonds without notice to or consent of any Owner:

	  	(a)	to cure any ambiguity, inconsistency, or formal
defect or omission;

	  	(b)	to grant to the Trustee for the benefit of the
Owners additional rights, remedies,
	  powers, or authority;

	  	(c)	to subject to this Indenture additional collateral or
to add other agreements of the
	  Issuer;

	  	(d)	to modify this Indenture or the Bonds to permit
qualification under the Trust Indenture
	  Act of 1939 or any similar Federal statute at the time in effect, or to permit the qualification of the
	  Bonds for sale under the securities laws of any state of the United
States;

	  	(e)	to evidence the succession of a new Trustee or the
appointment by the Trustee or the
	  Issuer of a co-trustee;

	  	(f)	to make any change that does not materially
adversely affect the rights of any Owner;

	  	(g)	to facilitate the use of the Book-Entry System; and

	  	(h)	to facilitate the substitution of an Alternate Credit
Facility which is not an irrevocable
	  letter of credit, but without modifying the payment terms of the Bonds.

	  	Section 8.02. With Consent of Owners. If an amendment of or supplement to this Indenture
	  or the Bonds without any consent of Owners is not permitted by the preceding Section, the Issuer
	  and the Trustee may enter into such amendment or supplement with the consent of the Owners of
	  at least a majority in principal amount of the Bonds then
Outstanding.  However, without the consent
	  of each Owner affected, no amendment or supplement may (a) extend the maturity of the principal
	  of, or the due date of the payment of interest on, any Bond, (b) reduce the principal amount of, or
	  rate of interest on, any Bond, (c) effect a privilege or priority of any Bond or Bonds over any other
	  Bond or Bonds, (d) reduce the percentage of the principal amount the Bonds required for consent
	  to such amendment or supplement, (e) impair the excludability from gross income for federal income
	  tax purposes of interest on any Bond, (f) eliminate the Owners" rights to demand that their Bonds
	  be purchased, or any mandatory tender or redemption of the Bonds,
(g) extend the due date for the
	  purchase of Bonds put by the Owners thereof or call for mandatory tender or redemption or reduce
	  the purchase or redemption price of such Bonds, (h) create a lien ranking prior to or on a parity with
	  the lien of this Indenture on the property described in the Granting Clause of this Indenture not
	  otherwise provided for herein, or (i) deprive any Owner of the lien created by this Indenture on such
	  property. In addition, if moneys or Governmental Obligations have been deposited or set aside with
	  the Trustee pursuant to Article X for the payment of the Bonds and the Bonds shall not have in fact
	  been actually paid in full, no amendment to the provisions of that Article shall be made without the
	  consent of the Owners of each of those Bonds affected.

	  	Section 8.03. Effect of Consents. After an amendment or supplement becomes effective, it
	  will bind every Owner unless it makes a change described in any of the lettered clauses of the
	  preceding Section. In that case, the amendment or supplement will bind each Owner who consented
	  to it and each subsequent Owner of a Bond or portion of a Bond evidencing the same debt as the
	  consenting Owner"s Bond.

	  	Section 8.04. Notation on or Exchange of Bonds. If an amendment or supplement changes
	  the terms of a Bond, the Trustee may require the Owner to deliver it to the Trustee. The Trustee
	  may place an appropriate notation on the Bond about the changed terms and return it to the Owner.
	  Alternatively, if the Trustee, the Issuer, and the Company determine, the Issuer in exchange for the
	  Bond will issue and the Trustee will authenticate a new Bond that reflects the changed terms.

	  	Section 8.05. Execution and Delivery by Trustee of Amendments and Supplements. The
	  Trustee shall execute and deliver any amendment or supplement to the Indenture or the Bonds
	  authorized by this Article if the amendment or supplement does not adversely affect the rights, duties,
	  liabilities, or immunities of the Trustee. In signing such amendment or supplement, the Trustee will
	  be entitled to receive and (subject to Section 7.01) will be fully protected in relying on an opinion
	  of Bond Counsel stating that such amendment or supplement is authorized by this Indenture.

	  	Section 8.06. Company and Bank Consent Required. An amendment or supplement to this
	  Indenture or the Bonds shall not become effective unless the Company and the Bank shall deliver
	  to the Trustee their written consents to the amendment or supplement. The Company shall be
	  deemed to have consented if it shall fail to deliver a written objection to the Trustee within 30 days
	  after receipt by the Company of a proposed form of an amendment or supplement.

	  	Section 8.07. Notice to Owners. The Trustee shall cause notice of the execution of each
	  supplement or amendment to this Indenture or the Agreement to be mailed to the Owners. The
	  notice shall, at the option of the Trustee, either (a) briefly state the nature of the amendment or
	  supplement and that copies of it are on file with the Trustee for inspection by Owners or (b) enclose
	  a copy of such amendment or supplement.

	  Article IX
	  Amendment of Agreement, Guaranty, or Letter of Credit

	  	Section 9.01. Without Consent of Owners. The Issuer may enter into, and the Trustee may
	  consent to, any amendment of or supplement to the Agreement and the Trustee may enter into any
	  amendment of or supplement to the Guaranty, without notice to or consent of any Owner, if the
	  amendment or supplement is (a) required or permitted by the provisions of the Agreement, the
	  Guaranty, or this Indenture, (b) to cure any ambiguity, inconsistency, or formal defect or omission,
	  (c) in connection with any authorized amendment of or supplement to this Indenture, (d) to make
	  any change that does not materially adversely affect the rights of any Owner, (e) to amend the
	  description of the Project, provided the Trustee is provided an opinion of Bond Counsel to the effect
	  that such amendment will not adversely affect the excludability from gross income of interest on the
	  Bonds for federal income tax purposes, or (f) to facilitate the substitution of an Alternate Credit
	  Facility which is not an irrevocable letter of credit, but without modifying the payment terms of the
	  Bonds.

	  	Section 9.02. With Consent of Owners. If an amendment of or supplement to the Agreement
	  or the Guaranty without any consent of Owners is not permitted by the foregoing Section, the Issuer
	  may enter into, and the Trustee may consent to, such amendment or supplement (or in the case of
	  the Guaranty, the Trustee may enter into such amendment or supplement) with the consent of the
	  Owners of at least a majority in principal amount of the Bonds then outstanding. However, without
	  the consent of each Owner affected, no amendment or supplement may result in anything described
	  in the lettered clauses of Section 8.02.

	  	Section 9.03. Bank Consent Required. An amendment or supplement to the Agreement or
	  the Guaranty authorized by this Article shall not become effective unless the Bank delivers to the
	  Trustee its written consent to the amendment or supplement.

	  	Section 9.04. Modifications of Letter of Credit. No Letter of Credit may be modified without
	  the prior written consent of 100% of the Owners of the Bonds, except to (a) correct any formal
	  defects therein, (b) effect transfers thereof, (c) effect extensions thereof, (d) effect reductions and
	  reinstatements thereof in accordance with the terms of the Letter of Credit, (e) increase the stated
	  amount thereof, (f) effect any change which does not have a material adverse effect upon the
	  interests of the Owners, or (g) any amendment effective from and after a mandatory tender date
	  hereunder. Pursuant to this Indenture however, the Company has the right to obtain an Alternate
	  Credit Facility, subject to the requirements set forth therein without the consent of the Owners.

	  	Section 9.05. Release of Guaranty. In connection with an assignment described in Section 8.1
	  of the Agreement, the Trustee shall release the Guarantor from its obligations under the Guaranty
	  if so directed in writing by the Company and the Guarantor. In such event, the Bonds shall be
	  subject to mandatory tender pursuant to Section 2.04(e) hereof and the Trustee shall give the notice
	  to Owners described in said Section 2.04. No consent of the Owners or the Bank and no notice to
	  the Owners or the Bank other than that referenced above shall be required to be obtained or given
	  in connection with such release. Notwithstanding the foregoing, no such release shall then be
	  permitted if (a) the Bonds are then in the CP Rate Mode, or (b) if the Bonds are then in an
	  Adjustable Rate Period of greater than one year's duration, unless the release occurs on a date on
	  which the Bonds may be optionally redeemed pursuant to the Indenture and the mandatory tender
	  price payable upon the mandatory tender of Bonds as a result of such release includes a premium
	  equal to the redemption premium at that time payable pursuant to the optional redemption provisions
	  of the Indenture.


	  Article X
	  Discharge of Indenture

	  	Section 10.01.  Bonds Deemed Paid; Discharge of
Indenture.  Any Bond will be deemed paid
	  for all purposes of this Indenture when (a) payment of the principal of and interest on the Bond to
	  the due date of such principal and interest (whether at maturity, upon redemption or otherwise)
	  either (i) has been made in accordance with the terms of the Bond or (ii) has been provided for by
	  depositing with the Trustee Available Moneys sufficient to make such payment and/or Government
	  Obligations (purchased with Available Moneys) maturing as to principal and interest in such amounts
	  and at such times as will, in the opinion of an independent certified pubic accountant delivered to
	  the Trustee, ensure the availability of sufficient moneys to make such payment, and (b) all
	  compensation and expenses of the Trustee pertaining to each Bond in respect of which such deposit
	  is made have been paid or provided for to the Trustee"s satisfaction. When a Bond is deemed paid,
	  it will no longer be secured by or entitled to the benefits of this Indenture or be an obligation of the
	  Issuer, except for payment from moneys or Government
Obligations under clause (a)(ii) above.

	  	Notwithstanding the foregoing, no deposit under clause
(a)(ii) of the first paragraph of this
	  Section shall be deemed a payment of a Bond until the Company or the Guarantor has furnished the
	  Trustee an opinion of Bond Counsel stating that the deposit of such cash or Government Obligations
	  will not cause the Bonds, or any portion thereof, to become "arbitrage bonds" within the meaning
	  of section 148 of the Code and (A) notice of redemption of the Bond is given in accordance with this
	  Indenture or, if the Bond is not to be redeemed or paid within the next 60 days, until the Company
	  has given the Trustee, in form satisfactory to the Trustee, irrevocable instructions (1) to notify, as
	  soon as practicable, the Owner of the Bond, in accordance with this Indenture, that the deposit
	  required by clause (a)(ii) above has been made with the Trustee and that the Bond is deemed to be
	  paid under this Article and stating the maturity or redemption date upon which moneys are to be
	  available for the payment of the principal of the Bond, and, if the Bond is to be redeemed rather
	  than paid at maturity, (2) to give notice of redemption as provided herein for such Bond, or (B) the
	  maturity of the Bond. In addition, notwithstanding the foregoing, if the Bonds are then in the Daily
	  Rate Mode or the Weekly Rate Mode, no deposit under clause
(a)(ii) of the first paragraph of this
	  Section shall be deemed a payment of a Bond unless the Trustee receives written evidence from the
	  Rating Agency that such deposit would not result in a reduction or withdrawal of the ratings then
	  maintained on the Bonds.

	  	When all outstanding Bonds are deemed paid under the foregoing provision of this Section,
	  the Letter of Credit has been surrendered to the Bank for cancellation, and all amounts due and
	  payable to the Bank under the Reimbursement Agreement have been paid in full, the Trustee will
	  upon request acknowledge the discharge of the lien of this Indenture as to the Bonds, provided,
	  however that the obligations under Article II in respect of the optional tender rights of the Owners
	  of the Bonds and the transfer, exchange, registration, discharge from registration, and replacement
	  of Bonds shall survive the discharge of the lien of the Indenture.

	  	The Trustee shall provide each Rating Agency then rating the Bonds with at least 10 days prior
	  notice of any advance defeasance of the Bonds, together with a copy of the opinion of independent
	  certified public accountant described in the first paragraph of this Section and any opinion of counsel
	  delivered if Available Moneys described in clause (c) of the definition thereof are used to effect the
	  defeasance. The Trustee shall notify each Owner of the advance defeasance of the Bonds, within 10
	  days after such defeasance.

	  	Section 10.02. Application of Trust Money. The Trustee shall hold in trust moneys or
	  Governmental Obligations deposited with it pursuant to the preceding Section and shall apply the
	  deposited money and the money from the Governmental
Obligations in accordance with this
	  Indenture only to the payment of principal of and interest on the Bonds and to the payment of the
	  purchase price of Bonds demanded to be purchased by Owners.

	  	Section 10.03.  Repayment to Bank and Company.  At such
time as no Bonds remain unpaid
	  within the meaning of Section 10.01, the Trustee shall promptly pay first to the Bank (to the extent
	  the Bank certifies to the Trustee that the Company is indebted to it for amounts owed under the
	  Reimbursement Agreement) and then to the Company upon request
(i) any excess money or
	  securities held by the Trustee at any time under this Article and (ii) any money held by the Trustee
	  under any provision of this Indenture for the payment of principal or interest or for the purchase of
	  Bonds that remains unclaimed for two years.


	  Article XI
	  Miscellaneous

	  	Section 11.01. Owners" Consent. Any consent or other instrument required by this Indenture
	  to be signed by Owners may be in any number of counterpart documents and may be signed by a
	  Owner or by the Owner"s agent appointed in writing. Proof of the execution of such instrument or
	  of the instrument appointing an agent and of the Ownership of Bonds, if made in the following
	  manner, shall be conclusive for any purposes of this Indenture with regard to any action taken by the
	  Trustee or the Tender Agent under the instrument:

	  	(a)	The fact and date of a person"s signing an
instrument may be proved by the certificate
	  of any officer in any jurisdiction who by law has power to take acknowledgments within that
	  jurisdiction that the person signing the writing acknowledged before the officer the execution of the
	  writing, or by an affidavit of any witness to the signing.

	  	(b)	The fact of Ownership of Bonds, the amount or
amounts, numbers and other
	  identification of such Bonds and the date of holding shall be proved by the registration books kept
	  pursuant to this Indenture.

	  	In determining whether the Owners of the required principal amount of Bonds outstanding
	  have taken any action under this Indenture (and solely for such purposes), Bonds owned by the
	  Company or any person controlling, controlled by, or under common control with the Company shall
	  be disregarded and deemed not to be outstanding, unless the Company shall be the Owner of 100%
	  of the Bonds. In determining whether the Trustee and the Tender Agent shall be protected in
	  relying on any such action, only Bonds which the Trustee knows to be so owned shall be disregarded.

	  	Any consent or other instrument shall be irrevocable and shall bind any subsequent Owner of
	  such Bond or any Bond delivered in substitution therefor.

	  	Section 11.02. Limitation of Rights. Nothing expressed or implied in this Indenture or the
	  Bonds shall give any person other than the Trustee, the Tender Agent, the Issuer, the Bank, the
	  Company, the Guarantor, the Remarketing Agent, and the Owners any right, remedy, or claim under
	  or with respect to this Indenture.

	  	Section 11.03.  No Personal Liability of Issuer.  No
covenant, agreement, or obligation
	  contained herein or in the Bonds shall be deemed to be a covenant, agreement, or obligation of any
	  present or future officer, of the employee or agent of the Issuer in such person"s individual capacity,
	  and neither the officials or officers of the Issuer executing this Indenture or the Bonds shall be liable
	  personally on the Bonds or under this Indenture or be subject to any personal liability of
	  accountability by reason of the issuance, execution or delivery of the Bonds. No officer, employee,
	  or agent of the Issuer shall incur any personal liability with respect to any other action taken, or not
	  taken, by such person pursuant to this Indenture, the Agreement, or the Act provided such person
	  does not act with malicious intent.

	  	Section 11.04. Severability. If any provisions of this Indenture shall be held or deemed to be
	  or shall, in fact, be invalid, inoperative, or unenforceable, the same shall not affect any other
	  provision or provisions herein contained or render the same invalid, inoperative, or unenforceable
	  to any extent whatever.

	  	Section 11.05. Notices. Except as otherwise provided in this Indenture, all notices, hereunder
	  shall be sufficiently given and shall be deemed given when personally delivered or mailed by certified
	  mail, postage prepaid, or when sent by tested telecopy (receipt confirmed by telephone) or telegram,
	  addressed as follows:




	  	If to the Issuer:
	  	Grapevine Industrial Development Corporation
	  	c/o City of Grapevine
	  	413 South Main Street
	  	Grapevine, Texas  76051
	  	Attention:  	City Manager

	  	If to the Trustee:
	  	Bank One, Texas, NA
	  	P.O. Box 2604
	  	500 Throckmorton
	  	Fort Worth, Texas  76113-2604
	  	Attention:  Corporate Trust Department

	  	If to the Tender Agent:
	      At its address specified in the certificate delivered by the Tender Agent in which it assumes
	      its duties hereunder.

	  	If to the Company:
	  	Trencor Jetco, Inc.
	  	P.O. box 2447
	  	Grapevine, Texas  76099-2447
	  	Attention:  	George Stuard

	  	If to the Guarantor:
	  	Astec Industries, Inc.
	  	4101 Jerome Avenue
	  	Chattanooga, Tennessee  37407
	  	Attention:  Corporate Comptroller

	  	If to the Bank:
	  	The First National Bank of Chicago
	  	One First National Plaza
	  	Suite 0086
	  	Chicago, Illinois  60670-0086
	  	Attention:  	John D. Runger

	  	If to the Remarketing Agent:
	  	The First National Bank of Chicago
	  	One First National Plaza
	  	Suite 0463
	  	Chicago, Illinois 60670
	  	Attention: Municipal Bond Department/Short-Term
Trading

	  	If to the Owner of any Bond:
	      The address of such Owner as reflected on the registration books maintained by the Trustee.




	  	If to the Rating Agency:

	  	Moody"s Investors Service
	  	99 Church Street
	  	New York, New York  10007
	  	Attention:  Structured Finance

	  	Standard & Poor"s Corporation
	  	25 Broadway
	  	New York, New York  10004
	  	Attention:

	  A duplicate copy of each notice given hereunder by either party hereto shall be given to the Bank,
	  the Tender Agent, the Remarketing Agent, the Guarantor, and the Company. Any person or entity
	  listed above may, by notice given hereunder, designate any further or different addresses to which
	  subsequent notices, certificates, or other communications shall be sent.

	  	Section 11.06.  Payments or Performance Due on Other
Than Business Day.  If the last day
	  for making any payment or taking any action under this Indenture falls on a day other than a
	  Business Day, such payment may be made, or such action may be taken, on the next succeeding
	  Business Day, and, if so made or taken, shall have the same effect as if made or taken on the date
	  required by this Indenture.

	  	Section 11.07. Execution of Counterparts. This Indenture may be executed in several
	  counterparts, each of which shall be an original and all of which shall constitute but one and the same
	  instrument.

	  	Section 11.08. Applicable Law. This Indenture shall be governed by and construed in
	  accordance with the laws of the State.

	  	Section 11.09.  Notice to Texas Department of Commerce
of Certain Matters.  Upon the
	  occurrence of an event of default as a result of the Company's failure to make a payment under the
	  Agreement, or upon the occurrence of a Determination of Taxability, or upon notice by the Internal
	  Revenue Service that interest on the Bonds is or may be subject to federal income taxation, the
	  Trustee promptly upon becoming aware thereof shall give notice to the Texas Department of
	  Commerce at Box 12728, Capitol Station, Austin, Texas 78711, Attention of the Executive Director.

	  	Section 11.10.  Exceptions to Requirements of Bank
Consent.  Notwithstanding any provision
	  of this Indenture to the contrary, no consent of or notice to the Bank shall be required under any
	  provision of this Indenture nor shall the Bank have any right to receive notice of, consent to, direct
	  or control any actions, restrictions, rights, remedies, waivers, or accelerations pursuant to any
	  provision of this Indenture during any time which:

	      	(a)	the Bank has wrongfully failed to honor a properly
presented draw made under
	      and in compliance with the terms of the Letter of Credit;

	      	(b)	the Letter of Credit for any reason ceases to be
valid and binding on the Bank
	      or is declared to be null and void, or the validity or enforceability of any provision of the
	      Letter of Credit is denied by the Bank or any governmental agency or authority, or the Bank
	      is denying further liability or obligation under the Letter of
Credit, in all of the above cases
	      contrary to the terms of the Letter of Credit;

	      	(c)	a petition has been filed and is pending against the
Bank under any bankruptcy,
	      reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law
	      of any jurisdiction, whether now or hereafter in effect, and has not been dismissed within 30
	      days after such filing;

	      	(d)	the Bank has filed a petition, which is pending,
under any bankruptcy,
	      reorganization, arrangement, insolvency, readjustment of debt, dissolution, or liquidation law
	      of any jurisdiction, whether now or hereafter in effect, or has consented to the filing of any
	      petition against it under such law; or

	      	(e)	the Bank is dissolved or confiscated by action of
government due to war or peace
	      time emergency or the United States government declares a moratorium on the Bank's
	      activities.






	  	In Witness Whereof, the Issuer has caused these presents to be signed in its name and on
	  its behalf by its duly authorized officers, and the Trustee, to evidence its acceptance of the trusts
	  hereby created, has caused these presents to be signed in its name and on its behalf by its duly
	  authorized officers, all as of the day and year first above written.


	  	GRAPEVINE INDUSTRIAL
	  	DEVELOPMENT CORPORATION



	  Attest:                                          	By:
	          Secretary	    President


	  	BANK ONE, TEXAS, NA



	  Attest: /s/
						        By: /s/
	          Authorized Officer	                       Authorized Officer



	  Exhibit A
	  to Indenture of Trust

	      Neither the State of Texas, the City of Grapevine, Texas, nor any political corporation, subdivision, or agency thereof shall be obligated to
pay the  principal of, premium, if any,   or interest on this Bond and neither
the faith and credit nor the taxing power of the State of Texas, the City of Grapevine, Texas, nor any political corporation, subdivision, or agency thereof nor any assets of the Grapevine Industrial
Development Corporation,   other than those specifically pledged therefor, are
pledged to the payment of the principal of, premium, if any, or interest on the Bond.

        [FACE OF BOND]


	  Grapevine Industrial Development Corporation
	  Industrial Development Revenue Bonds, Series 1994
	  (Trencor Jetco, Inc. Project)

	  	DATED DATE:	MATURITY DATE:	CUSIP
NUMBER:

	  	April 1, 1994

	  Registered Owner:


	  Principal Amount:


	  	The Grapevine Industrial Development Corporation, a corporation acting on behalf of the City
	  of Grapevine (the "Unit"), State of Texas (the "State"), hereby promises to pay to the order of the
	  Registered Owner specified above, or registered assigns, the Principal Amount specified above on
	  the Maturity Date specified above (or earlier as hereinafter provided), and to pay interest on the
	  Principal Amount hereof from the date specified in the Indenture (hereinafter defined) at the rates
	  per annum and on the dates set forth herein (but only out of the revenues of the Issuer derived from
	  the Agreement, as hereinafter defined, or other moneys pledged therefor) and in accordance with
	  the provisions of the Development Corporation Act of 1979, Article 5190.6 Tex. Rev. Civ. Stat. Ann.,
	  as amended (the "Act").

	  	THIS BOND, TOGETHER WITH PREMIUM, IF ANY,
AND THE INTEREST HEREON, IS
	  A SPECIAL AND LIMITED OBLIGATION OF THE ISSUER
AND NEITHER THE ISSUER, THE
	  UNIT, NOR THE STATE OF TEXAS NOR ANY POLITICAL
SUBDIVISION THEREOF,
	  INCLUDING THE ISSUER AND THE UNIT, SHALL BE
OBLIGATED TO PAY THIS BOND, THE
	  PREMIUM, IF ANY, OR THE INTEREST HEREON OR OTHER
COSTS INCIDENT THERETO
	  EXCEPT FROM FUNDS PLEDGED UNDER THE INDENTURE.
NEITHER THE FAITH AND
	  CREDIT NOR THE TAXING POWER OF THE STATE, THE
UNIT, OR ANY POLITICAL
	  CORPORATION, SUBDIVISION, AGENCY, OR
INSTRUMENTALITY THEREOF IS PLEDGED
	  TO THE PAYMENT OF THE PRINCIPAL, PREMIUM, IF ANY,
OR INTEREST ON THIS BOND.

	  	The principal of, premium, if any, and interest on this Bond are payable in lawful money of the
	  United States of America. The principal of and premium, if any, payable upon maturity or earlier
	  redemption of this Bond are payable when due upon the presentation and surrender hereof at the
	  corporate trust office of Bank One, Texas, NA, in Fort Worth,
Texas, as trustee (the "Trustee"), or
	  any successor trustee. Each payment of interest on this Bond shall be payable to the Registered
	  Owner hereof as shown on the registration books kept by the Trustee at the close of business on the
	  Business Day (but, during an Adjustable Rate Period, the fifteenth day of the calendar month) next
	  preceding the date on which such interest becomes due and payable (herein, a "Record Date").
	  Interest on this Bond shall be payable to the Registered Owner hereof by check mailed by first class
	  mail on the respective Interest Payment Dates (as hereinafter defined) to the address of such
	  Registered Owner as shown on the books kept by the Trustee at the close of business on the relevant
	  Record Date or such other address as is furnished to the Trustee (in form satisfactory to the Trustee)
	  by such Owner prior to such Record Date. Registered Owners of $1,000,000 or more in aggregate
	  principal amount of Bonds shall be entitled to receive interest payments by wire transfer by providing
	  written wire instructions to the Trustee before the Record Date.

	  ** 	[Reference is hereby made to the further provisions of this
Bond set forth on the reverse side
	  hereof, which further provisions shall for all purposes have the same effect as if fully set forth in the
	  text of this Bond written above.*]

	  **	[This Bond shall not be valid or become obligatory for any
purpose or be entitled to any
	  security or benefit under the Indenture until the Certificate of Authentication hereon shall have been
	  signed by the Trustee or the Tender Agent.]




	  	In Witness Whereof, the Issuer has caused this Bond to be executed in its name by the
	  manual or facsimile signature of its President or Vice President and attested with the manual or
	  facsimile signature of the Secretary of Assistant Secretary all as of the date first above written.

	  [Seal]

	  Attest:/s/

	By:/s/
	          By Authorized Officer	    Authorized Officer


	  **Certificate of Authentication

	  	This Bond is hereby authenticated as required by the within-referenced Indenture of Trust.




	  	Authorized Officer of Trustee or Tender Agent

	  	Date of Authentication:


	  [OFFICE OF THE COMPTROLLER
	  OF PUBLIC ACCOUNTS		REGISTER NO.

	  OF THE STATE OF TEXAS	    /S/


	  	I hereby certify that there is on file and of record in my office a certificate of the Attorney
	  General of the State of Texas to the effect that this Bond has been examined by him as required by
	  law, that he finds that it has been issued in conformity with the Constitution and laws of the State
	  of Texas, and that it is a valid and binding obligation of the Grapevine Industrial Development
	  Corporation; and that this Bond has this day been registered by me.


	  	Witness my hand and seal of office at Austin, Texas,
    /S/





	  	Comptroller of Public Accounts of the
	  [SEAL]	State of Texas]


	  **Not utilized for Initial Bond



	  **[(Reverse of Bond)*]

	  	This Bond is authorized and issued under and pursuant to authority conferred by the Act,
	  certain proceedings of the Board of Directors of the Issuer and the Indenture of Trust dated as of
	  April 1, 1994 (the "Indenture") between the Issuer and the
Trustee.  Certain terms used and not
	  defined in this Bond are defined in the Indenture. This Bond is one of the Issuer"s duly authorized
	  Industrial Development Revenue Bonds, Series 1994 (Trencor
Jetco, Inc. Project) (the "Bonds"),
	  which Bonds have been issued in the aggregate principal amount of $8,000,000 to provide funds to
	  make a loan to Trencor Jetco, Inc., a Texas corporation (the "Company") pursuant to a Loan
	  Agreement dated as of April 1, 1994 (the "Agreement") between the Issuer and the Company. The
	  proceeds of the Bonds will be used to finance a portion of the costs of acquisition, construction and
	  equipping of certain facilities (the "Project") located in the Unit. As security for the payment of the
	  Bonds, the Company has caused to be delivered to the Trustee a letter of credit (the "Initial Letter
	  of Credit") of The First National Bank of Chicago (the "Bank"), against which the Trustee shall be
	  entitled to draw, in accordance with the terms thereof, to pay when and as due, the principal or
	  purchase price of, and interest on, the Bonds during the term of the Initial Letter of Credit. Under
	  certain conditions, the Company may cause to be delivered an Alternate Credit Facility (an
	  "Alternate Credit Facility") in substitution for the Letter of Credit then in effect without the consent
	  of the Owners of the Bonds. The Initial Letter of Credit, together with any Alternate Credit Facility,
	  is hereinafter referred to as the "Letter of Credit". The Bonds are guaranteed by Astec Industries,
	  Inc., a Tennessee corporation (the "Guarantor"), the owner of 100% of the outstanding stock of the
	  Company, pursuant to a Guaranty Agreement dated April 1, 1994, between the Guarantor and the
	  Trustee. The Bonds are not secured by any lien on or security interest in the Project.

	  	The Bonds are issued under and entitled to the benefits of the Indenture. Pursuant to the
	  Indenture, the Issuer has pledged and assigned to the Trustee the Trust Estate as security for its
	  obligation to pay the principal or purchase price of, premium, if any, and interest on the Bonds.
	  Reference is made to the Indenture for a description of the Trust Estate and for the provisions
	  thereof with respect to the nature and extent of the security granted by the Issuer to the Trustee
	  thereunder, the rights, duties, and obligations of the Issuer and the Trustee, the rights of the
	  registered Owners of the Bonds, and the terms on which the Bonds are issued and secured, to all of
	  which provisions, and to all other provisions of the Indenture, the Registered Owner hereof by the
	  acceptance of this Bond assents.

	  I.	Weekly Rate Provisions

	  	Optional Tender. During a Weekly Rate Period, this Bond or any portion thereof in
	  Authorized Denominations (except during any period this Bond is a Pledged Bond or Company
	  Bond) shall be purchased on the demand of the registered Owner thereof on any Business Day at
	  a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon to
	  the date of purchase, upon delivery to the tender agent duly appointed in accordance with the
	  provisions of the Indenture (together with any successor tender agent, the "Tender Agent") at its
	  Principal Office, on any Business Day, of (a) a written irrevocable notice setting forth the information
	  required by the Indenture, including the date on which such Bond, or the portion thereof being
	  tendered for purchase, shall be so purchased, which date shall be a Business Day not prior to the
	  seventh day next succeeding the date of the delivery of such notice to the Tender Agent, together
	  with (b) this Bond, as provided in the Indenture; provided, that if the registered Owner of the
	  tendered Bond is an open-ended diversified management investment company (registered under the
	  Investment Company Act of 1940, as amended), the delivery required under this clause (b) need not
	  be made until the date such Bond is to be purchased from such registered Owner as provided in the
	  Indenture. Notwithstanding the foregoing, if the Bonds, are held in a Book-Entry System, separate
	  procedures for the optional tender of Bonds are set forth in the Indenture.

	  	Interest. During any period this Bond is in the Weekly Rate Mode, interest on this Bond shall
	  be paid on the first Business Day of each month next succeeding the Closing Date (if applicable),
	  each Weekly Rate Conversion Date, and on the Maturity Date specified above or such other date
	  as the outstanding principal amount of the Bonds is paid in full if the Bonds are in the Weekly Rate
	  Mode at such time (each, a "Weekly Rate Interest Payment
Date"), and shall be computed on the
	  basis of a 365- or 366-day year, for the actual number of days elapsed. Interest on this Bond for each
	  Weekly Interest Period shall be calculated as provided below and in the Indenture. During each
	  Weekly Rate Period, "Weekly Interest Period" shall mean the period from and including the first day
	  of the Weekly Rate Period through and including the following Tuesday, and after the first Weekly
	  Interest Period of each Weekly Rate Period, from and including Wednesday of each week through
	  and including the following Tuesday, whether or not such days are Business Days, provided, however,
	  the initial Weekly Interest Period shall commence on the Closing Date and end on the following
	  Tuesday.

	  	On Tuesday (unless Tuesday is not a Business Day, then on the next preceding Monday; unless
	  Monday and Tuesday are not Business Days, then on the next subsequent Wednesday, whether or
	  not a Business Day) of each calendar week during a Weekly Rate Period, with respect to each
	  Weekly Interest Period, the Remarketing Agent shall determine the Weekly Rate for the ensuing or
	  current (in the case of determinations made on Wednesday)
Weekly Interest Period.  The
	  determination of the Weekly Rate by the Remarketing Agent shall be conclusive and binding.

	  	The Weekly Rate for each Weekly Interest Period determined by the Remarketing Agent shall
	  be the lowest rate of interest which will, in the sole judgment of the Remarketing Agent, having due
	  regard for prevailing financial market conditions, permit the Bonds to be remarketed at a price of par,
	  plus accrued interest, on the first day of the applicable Weekly Interest Period; provided that in no
	  case shall the Weekly Rate be more than the Maximum Rate. In the event no Weekly Rate is
	  determined by the Remarketing Agent for a Weekly Interest Period, the Weekly Rate for such
	  Weekly Interest Period shall be the rate from time to time established pursuant to the Indenture.

	  II.	Daily Rate Provisions

	  	Optional Tender. During a Daily Rate Period, this Bond or any portion thereof in Authorized
	  Denominations (except during any period this Bond is a Pledged
Bond or Company Bond) shall be
	  purchased on the demand of the registered Owner thereof on any Business Day at a price equal to
	  100% of the principal amount thereof, plus accrued and unpaid interest thereon to the date of
	  purchase, upon delivery (by telecopy of otherwise) to the Tender Agent at its principal office, (a) by
	  10:30 a.m., New York time, on such Business Day, of a written irrevocable notice, which will be
	  effective upon receipt, setting forth the information required by the Indenture and (b) by 11:00 a.m.,
	  New York time, on such Business Day, this Bond, as provided in the Indenture. Notwithstanding the
	  foregoing, if the Bonds are held in a Book-Entry System, separate procedures for the optional tender
	  of Bonds are set forth in the Indenture.

	  	Interest. During any period this Bond is in the Daily Rate Mode, interest on this Bond shall
	  be paid on the first Business Day of each month next succeeding the Closing Date (if applicable),
	  each Daily Rate Conversion Date, and on the Maturity Date specified above or such other date as
	  the outstanding principal amount of the Bonds is paid in full if the Bonds are in the Daily Rate Mode
	  at such time (each, a "Daily Rate Interest Payment Date"), and shall be computed on the basis of
	  a 365- or 366-day year, for the actual number of days elapsed. Interest on the Bonds for each Daily
	  Interest Period shall be calculated as provided below and in the Indenture. During each Daily Rate
	  Period, "Daily Interest Period" shall mean the period from and including the first day of the Daily
	  Rate Period to but excluding the immediately succeeding Business
Day.

	  	On the first day of each Daily Interest Period, the Remarketing Agent shall determine the
	  Daily Rate for such Daily Interest Period. The determination of the Daily Rate by the Remarketing
	  Agent shall be conclusive and binding.

	  	The Daily Rate for each Daily Interest Period determined by the Remarketing Agent shall be
	  the lowest rate of interest which will, in the sole judgment of the Remarketing Agent, having due
	  regard for prevailing financial market conditions, permit the Bonds to be remarketed at a price of par,
	  plus accrued interest, on the first day of the applicable Daily Interest Period; provided that in no case
	  shall the Daily Rate be more than the Maximum Rate. In the event no Daily Rate is determined by
	  the Remarketing Agent for a Daily Interest Period, then the Bonds shall thereupon bear interest at
	  the last Daily Rate previously determined pursuant to the Indenture.

	  III. 	CP Rate Provisions

	  	From and after each CP Rate Conversion Date or a CP Rate
Reset Date, as appropriate, to
	  the earlier of their redemption, the following Conversion Date, or the following CP Rate Reset Date,
	  the interest rate of this Bond shall be a CP Rate, determined as provided below and in the Indenture.
	  When the Bonds are in the CP Rate Mode, in the case of each CP
Rate Period, on the first day
	  thereof, the Remarketing Agent shall determine (i) the duration of the CP Rate Period and (ii) the
	  CP Rate which shall apply during such CP Rate Period. The duration of the CP Rate Period so
	  determined shall be that which, in the sole judgment of the Remarketing Agent will provide the
	  lowest overall interest cost with respect to the Bonds, with due regard to prevailing financial market
	  conditions, foreseeable changes in such conditions, the anticipated duration of the period the Bonds
	  may remain in the CP Rate Mode, and such other factors which the Remarketing Agent, in its sole
	  judgment, shall deem relevant and economically advantageous to consider. Upon determination of
	  the duration of the CP Rate Period, the Remarketing Agent shall determine the CP Rate which shall
	  be in effect during such CP Rate Period, which shall be the lowest rate of interest which, in the sole
	  judgment of the Remarketing Agent, having due regard to prevailing financial market conditions, will
	  permit the Bonds to be sold at par, plus accrued interest, on the first day of such CP Rate Period.
	  Notwithstanding the foregoing, the CP Rate so determined shall not be more than the Maximum
	  Rate. Unless and until the Company elects to effect a conversion of the Bonds from the CP Rate
	  Mode to another Mode, the Remarketing Agent shall continually redetermine the duration of, and
	  the CP Rate to be effective during each new CP Rate Period, which will commence, without further
	  action on the part of the Company on each CP Rate Reset Date. If on any CP Rate Reset Date the
	  Remarketing Agent shall fail to determine either the duration of, or the CP Rate to be effective
	  during the CP Rate Period which commences on such date, then, without further action on the part
	  of the Company, the Bonds shall thereupon bear interest at the Weekly Rate determined pursuant
	  to the Indenture. Each determination by the Remarketing Agent shall be conclusive and binding.
	  While the Bonds are in the CP Rate Mode, interest on this Bond will be payable on the first Business
	  Day which follows each CP Rate Period, and shall be computed on the basis of a 365- or 366-day
	  year, and the actual number of days elapsed.




	  IV.	 Adjustable Rate Provisions

	  	From and after each Adjustable Rate Conversion Date or Adjustable Rate Reset Date, the
	  interest rate on this Bond shall be an Adjustable Rate, determined as provided below and in the
	  Indenture. When the Bonds are in the Adjustable Rate Mode, the Bonds will remain in such Mode
	  for as long as the Company continues to deliver timely conversion notices specifying the duration of
	  the next Adjustable Rate Period. The Remarketing Agent, on or prior to the commencement of each
	  Adjustable Rate Period, shall determine the Adjustable Rate to be borne by the Bonds during such
	  Adjustable Rate Period, which will be the lowest rate which, in its sole judgment having due regard
	  for prevailing financial market conditions, will permit the Bonds to be sold at par on the first day of
	  such Adjustable Rate Period. Notwithstanding the foregoing, the Adjustable Rate shall not be more
	  than the Maximum Rate. In the event no Adjustable Rate is determined by the Remarketing Agent
	  for an Adjustable Rate Period, then the Bonds shall bear interest as provided in the Indenture.

	  	During each Adjustable Rate Period, interest on this Bond shall be paid on each Adjustable
	  Rate Interest Payment Date and shall be computed on the basis of a 360-day year consisting of twelve
	  30-day months.

	  V.	Conversion Provisions

	  	The interest rate Mode of this Bond shall be converted from one Mode to another Mode, or
	  from an Adjustable Rate Period of one duration to an Adjustable
Rate Period of the same or a
	  different duration within the Adjustable Rate Mode, if the Company shall give notice as provided in
	  the Indenture of its election to effect such conversion, specifying in such notice the date on which
	  the Conversion Date will occur (which date shall be at least 25 days after such notice is given) and,
	  if the conversion is to an Adjustable Rate Period, specifying the Interest Payment Date which shall
	  be the day following the last day of such Adjustable Rate Period (which Adjustable Rate Period shall
	  be of a duration of at least six months). The Bonds shall be subject to mandatory tender and
	  purchase on the Conversion Date. In the event any condition precedent to the conversion of the
	  interest rate Mode of this Bond from one Mode to another Mode, or from an Adjustable Rate
	  Period of one duration to an Adjustable Rate Period of the same or a different duration, is not
	  satisfied, this Bond shall nonetheless be subject to mandatory tender on the Conversion Date and the
	  Bonds shall commence bearing interest on the Conversion Date as provided in the Indenture.

	  VI.	 Mandatory Tender

	  	All Bonds are subject to mandatory tender in whole by the Owners to the Tender Agent at its
	  Principal Office on each date described below:

	  	(a)	On each Conversion Date;

	  	(b)	On each CP Rate Reset Date;

	  	(c)	On the second Business Day prior to the expiration
or termination of the Letter of
	  Credit (except as provided in the Indenture), if the Trustee has not received evidence satisfactory to
	  it as required by the Indenture by the 25th day preceding the scheduled expiration or termination
	  date of the Letter of Credit of either an extension of the then existing Letter of Credit or the
	  issuance of an Alternate Credit Facility meeting the requirements set forth therefor in the
	  Agreement, including the Maintenance of Rating requirement (as defined therein);

	  	(d)	On the date of substitution of an Alternate Credit
Facility for the then existing Letter
	  of Credit if the Trustee has not received evidence of a Maintenance of Rating with respect thereto
	  by the 25th day preceding such substitution date;

	  	(e)	On each optional redemption date pursuant to the
Indenture for which the Company
	  has elected to purchase Bonds in lieu of optional redemption pursuant to the Indenture; and

	  	(f)	On the date on which the Guaranty is released as
provided in the Indenture.

	  	The purchase price of Bonds subject to mandatory tender shall be 100% of the principal
	  amount thereof (except in the case of a mandatory tender described in paragraph (c), (d), (e), or (f)
	  above, during, but prior to the expiration date of, an Adjustable Rate Period, in which case the
	  purchase price shall include a premium equal to the then applicable optional redemption premium,
	  if any, on the Bonds, as set forth in the Indenture), plus accrued interest, if any, to the mandatory
	  tender date. Not later than 20 days prior to any mandatory tender date, the Trustee shall mail notice
	  to all Owners of Bonds subject to mandatory tender on such date stating that (1) due to the
	  occurrence of one of the events described above (which event shall be specified), such Owner"s
	  Bonds will be subject to mandatory tender to the Tender Agent at its Principal Office on the
	  mandatory tender date at the purchase price described above, and
(2) interest with respect to Bonds
	  which are not tendered on the mandatory tender date will cease to accrue provided Available Moneys
	  for such purchase are on deposit with the Tender Agent on the mandatory tender date. Notice of
	  mandatory tenders described in paragraphs (a) and (e) above shall be given as part of the notice of
	  conversion or optional redemption referenced above. No failure on the part of the Tender Agent
	  to give such notice shall affect the requirement that Bonds be tendered on the mandatory tender
	  date.

	  	Any Bond subject to mandatory tender which is not tendered on or before the mandatory
	  tender date shall, if Available Moneys sufficient and available for the purchase of such Bonds have
	  been deposited with the Tender Agent on the mandatory tender date, be deemed to have been
	  tendered for purchase on the mandatory tender date, and from and after such date, interest will no
	  longer accrue on such Bonds. Owners of such Bonds shall have no rights or benefits under the
	  Indenture with respect to such Bonds other than to receive the purchase price for such Bonds upon
	  surrender of such Bonds to the Tender Agent.

	  VII.	 Redemption of Bonds

	  	The Bonds shall be subject to optional redemption only as follows:

	  	a.	Weekly Rate Mode, CP Rate Mode, or Daily Rate
Mode.  While the Bonds are in the
	  Weekly Rate Mode or the Daily Rate Mode, they are subject to optional redemption, in whole or
	  in part on any Business Day in Authorized Denominations, and while the Bonds are in the CP Rate
	  Mode, they are subject to optional redemption in whole or in part in Authorized Denominations on
	  any Interest Payment Date, at the direction of the Company, at a redemption price equal to 100%
	  of the principal amount of the Bond to be redeemed, plus accrued interest thereon to the redemption
	  date.

	  	b.	Adjustable Rate Mode.     While the Bonds are in
the Adjustable Rate Mode, they are
	  subject to optional redemption in whole or in part on any date, at the direction of the Company, only
	  on the dates and at the applicable redemption prices set forth in the Indenture.

	  	While the Bonds are in the Adjustable Rate Mode or the CP Rate Mode, the Bonds are
	  subject to extraordinary optional redemption in whole on any date at a redemption price equal to the
	  principal amount of Bonds plus accrued interest to the redemption date, without premium, upon the
	  occurrence of certain events specified in the Indenture.

	  	The Bonds in any Mode are subject to mandatory redemption in whole on the next date for
	  which timely notice of redemption can be given by the Trustee after the occurrence of a
	  Determination of Taxability at a redemption price equal to the aggregate principal amount of the
	  Bonds plus accrued interest thereon to the redemption date, without premium.

	  	At least 30 days prior to any redemption of Bonds, the Trustee shall cause notice of the call
	  for redemption to be sent by first class mail, postage prepaid, to the Owner of each Bond to be
	  redeemed at the address of such Owner shown on the registration books maintained by the Trustee.
	  Neither the failure to give any such notice nor any defect in any notice so mailed shall affect the
	  sufficiency or the validity of any proceedings for the redemption of the Bonds.

	  	If Available Moneys are deposited in the Bond Fund on the date Bonds are to be redeemed,
	  Bonds or portions thereof redeemed shall no longer be secured by this Indenture and shall not be
	  deemed to be outstanding under the provisions of this Indenture. Interest shall not continue to
	  accrue on the Bonds after the date fixed for redemption, so long as Available Moneys are on deposit
	  to pay all principal of, premium, if any, and interest accrued on the Bonds on such date. However,
	  if Available Moneys shall not be on deposit on the redemption date, such Bonds or portions thereof
	  shall continue to bear interest until paid at the same rate as they would have borne had they not been
	  called for redemption.

	  	Any partial redemption of Bonds shall be made only in integral multiples of $100,000. If fewer
	  than all of the Bonds shall be called for redemption, the portion of Bonds to be redeemed shall be
	  selected by the Trustee as provided in the Indenture.

	  VIII.	General Provisions

	  	Except as provided in the Indenture, the Ownership of this Bond may be transferred (in
	  Authorized Denominations) only upon presentation and surrender of this Bond at the corporate trust
	  office of the Trustee, together with an assignment duly executed by the Registered Owner hereof or
	  his duly authorized attorney-in-fact in such form as shall be satisfactory to the Trustee.

	  	Provisions may be made for the payment of amounts represented by the Bonds as provided in
	  the Indenture, in which event all liability of the Issuer to the Owners of the applicable Bonds for the
	  payment of such Bonds shall forthwith cease, terminate, and be completely discharged, and thereupon
	  it shall be the duty of the Trustee to hold such funds (but only for the period specified and as
	  provided in the Indenture), without liability for interest thereon, for the benefit of the Owners of
	  such Bonds, who shall thereafter be restricted exclusively to such funds for any claims of whatever
	  nature under the Indenture or on, or with respect to, said Bonds.

	  	It is hereby certified and covenanted that this Bond has been duly and validly authorized,
	  issued, and delivered; that all acts, conditions, and things required or proper to be performed, exist
	  and be done precedent to or in the authorization, issuance, and delivery of this Bond have been
	  performed, exist, and have been done in accordance with law.

	  	The Bonds are secured by the Indenture, whereunder the Trustee undertakes to enforce the
	  rights of the Owners of the Bonds and to perform other duties to the extent and under the conditions
	  stated in the Indenture. In case an Event of Default shall occur, the principal of and interest on the
	  Bonds then outstanding may, and, under certain circumstances, shall, be declared to be due and
	  payable immediately upon the conditions and in the manner provided in the Indenture. Under the
	  circumstances and conditions provided in the Indenture, the Trustee may, or shall, waive any Event
	  of Default under the Indenture and its consequences.

	  	The Issuer has reserved the right to amend the Indenture, with the consent of the Bank, as
	  provided therein. Under some (but not all) circumstances, amendments thereto must also be
	  approved by the Owners of either at least a majority or 100% in aggregate principal amount of the
	  outstanding Bonds.

	  (Form of Assignment)

	  	For value received, the undersigned hereby sells, assigns, and transfers unto
	  ___________________ the within Bond, and does hereby irrevocably constitute and appoint
	  ___________________, attorney to transfer such Bond on the books kept for registration and transfer
	  of the within Bond, with full power of substitution in the premises.

	  	Dated: __________________

	  Note: The signature to this Assignment must correspond with the name as it appears upon the face
	  of the within Bond in every particular, without enlargement or alteration or any change whatsoever.

	  Signature guaranteed by:

	  _______________________________________Note: The
signature to this assignment must correspond
	  with the name as it appears upon the face of the within Bond in every particular, without alteration
	  or enlargement or any change whatever. Signature(s) must be guaranteed by an "eligible guarantor
	  institution" meeting the requirements of the Trustee, which requirements include membership or
	  participation in Stamp or such other "signature guaranty program" as may be determined by the
	  Trustee in addition to or in substitution for Stamp, all in accordance with the Securities Exchange
	  Act of 1934, as amended.

	  [Form of Registration Information]

	  	Under the terms of the Indenture, the Trustee will register a Bond in the name of a transferee
	  only if the Owner of such Bond (or his duly authorized representative) provides as much of the
	  information requested below as is applicable to such Owner prior to submitting this Bond for transfer.

	  Name: _______________________________________

	  Address: _____________________________________
	  Social Security or Employer Identification Number:
_______________________

	  If a Trust, Name, and Address of Trustee(s) and Date of Trust:
__________________





	      Neither the State of Texas, the City of Grapevine, Texas, nor any political corporation,
	      subdivision, or agency thereof shall be obligated to pay the principal of, premium, if any,
	      or interest on this Bond and neither the faith and credit nor the taxing power of the
	      State of Texas, the City of Grapevine, Texas, nor any political corporation, subdivision,
	      or agency thereof nor any assets of the Grapevine Industrial Development Corporation,
	      other than those specifically pledged therefor, are pledged to the payment of the
	      principal of, premium, if any, or interest on the Bond.


	  No.  T-1 $8,000,000


	  Grapevine Industrial Development Corporation
	  Industrial Development Revenue Bonds, Series 1994
	  (Trencor Jetco, Inc. Project)

	  	DATED DATE:	MATURITY DATE:	CUSIP
NUMBER:

	  	April 1, 1994 	     April 1, 2019

	  Registered Owner: CEDE & CO.

	  Principal Amount: EIGHT MILLION DOLLARS

	  	The Grapevine Industrial Development Corporation, a corporation acting on behalf of the City
	  of Grapevine (the "Unit"), State of Texas (the "State"), hereby promises to pay to the order of the
	  Registered Owner specified above, or registered assigns, the Principal Amount specified above on
	  the Maturity Date specified above (or earlier as hereinafter provided), and to pay interest on the
	  Principal Amount hereof from the date specified in the Indenture (hereinafter defined) at the rates
	  per annum and on the dates set forth herein (but only out of the revenues of the Issuer derived from
	  the Agreement, as hereinafter defined, or other moneys pledged therefor) and in accordance with
	  the provisions of the Development Corporation Act of 1979, Article 5190.6 Tex. Rev. Civ. Stat. Ann.,
	  as amended (the "Act").

	  	THIS BOND, TOGETHER WITH PREMIUM, IF ANY,
AND THE INTEREST HEREON, IS
	  A SPECIAL AND LIMITED OBLIGATION OF THE ISSUER
AND NEITHER THE ISSUER, THE
	  UNIT, NOR THE STATE OF TEXAS NOR ANY POLITICAL
SUBDIVISION THEREOF,
	  INCLUDING THE ISSUER AND THE UNIT, SHALL BE
OBLIGATED TO PAY THIS BOND, THE
	  PREMIUM, IF ANY, OR THE INTEREST HEREON OR OTHER
COSTS INCIDENT THERETO
	  EXCEPT FROM FUNDS PLEDGED UNDER THE INDENTURE.
NEITHER THE FAITH AND
	  CREDIT NOR THE TAXING POWER OF THE STATE, THE
UNIT, OR ANY POLITICAL
	  CORPORATION, SUBDIVISION, AGENCY, OR
INSTRUMENTALITY THEREOF IS PLEDGED
	  TO THE PAYMENT OF THE PRINCIPAL, PREMIUM, IF ANY,
OR INTEREST ON THIS BOND.

	  	The principal of, premium, if any, and interest on this Bond are payable in lawful money of the
	  United States of America. The principal of and premium, if any, payable upon maturity or earlier
	  redemption of this Bond are payable when due upon the presentation and surrender hereof at the
	  corporate trust office of Bank One, Texas, NA, in Fort Worth,
Texas, as trustee (the "Trustee"), or
	  any successor trustee. Each payment of interest on this Bond shall be payable to the Registered
	  Owner hereof as shown on the registration books kept by the Trustee at the close of business on the
	  Business Day (but, during an Adjustable Rate Period, the fifteenth day of the calendar month) next
	  preceding the date on which such interest becomes due and payable (herein, a "Record Date").
	  Interest on this Bond shall be payable to the Registered Owner hereof by check mailed by first class
	  mail on the respective Interest Payment Dates (as hereinafter defined) to the address of such
	  Registered Owner as shown on the books kept by the Trustee at the close of business on the relevant
	  Record Date or such other address as is furnished to the Trustee (in form satisfactory to the Trustee)
	  by such Owner prior to such Record Date. Registered Owners of $1,000,000 or more in aggregate
	  principal amount of Bonds shall be entitled to receive interest payments by wire transfer by providing
	  written wire instructions to the Trustee before the Record Date.

	  	This Bond is authorized and issued under and pursuant to authority conferred by the Act,
	  certain proceedings of the Board of Directors of the Issuer and the Indenture of Trust dated as of
	  April 1, 1994 (the "Indenture") between the Issuer and the
Trustee.  Certain terms used and not
	  defined in this Bond are defined in the Indenture. This Bond is one of the Issuer"s duly authorized
	  Industrial Development Revenue Bonds, Series 1994 (Trencor
Jetco, Inc. Project) (the "Bonds"),
	  which Bonds have been issued in the aggregate principal amount of $8,000,000 to provide funds to
	  make a loan to Trencor Jetco, Inc., a Texas corporation (the "Company") pursuant to a Loan
	  Agreement dated as of April 1, 1994 (the "Agreement") between the Issuer and the Company. The
	  proceeds of the Bonds will be used to finance a portion of the costs of acquisition, construction and
	  equipping of certain facilities (the "Project") located in the Unit. As security for the payment of the
	  Bonds, the Company has caused to be delivered to the Trustee a letter of credit (the "Initial Letter
	  of Credit") of The First National Bank of Chicago (the "Bank"), against which the Trustee shall be
	  entitled to draw, in accordance with the terms thereof, to pay when and as due, the principal or
	  purchase price of, and interest on, the Bonds during the term of the Initial Letter of Credit. Under
	  certain conditions, the Company may cause to be delivered an Alternate Credit Facility (an
	  "Alternate Credit Facility") in substitution for the Letter of Credit then in effect without the consent
	  of the Owners of the Bonds. The Initial Letter of Credit, together with any Alternate Credit Facility,
	  is hereinafter referred to as the "Letter of Credit". The Bonds are guaranteed by Astec Industries,
	  Inc., a Tennessee corporation (the "Guarantor"), the owner of 100% of the outstanding stock of the
	  Company, pursuant to a Guaranty Agreement dated April 1, 1994, between the Guarantor and the
	  Trustee. The Bonds are not secured by any lien on or security interest in the Project.

	  	The Bonds are issued under and entitled to the benefits of the Indenture. Pursuant to the
	  Indenture, the Issuer has pledged and assigned to the Trustee the Trust Estate as security for its
	  obligation to pay the principal or purchase price of, premium, if any, and interest on the Bonds.
	  Reference is made to the Indenture for a description of the Trust Estate and for the provisions
	  thereof with respect to the nature and extent of the security granted by the Issuer to the Trustee
	  thereunder, the rights, duties, and obligations of the Issuer and the Trustee, the rights of the
	  registered Owners of the Bonds, and the terms on which the Bonds are issued and secured, to all of
	  which provisions, and to all other provisions of the Indenture, the Registered Owner hereof by the
	  acceptance of this Bond assents.

	  I.	Weekly Rate Provisions

	  	Optional Tender. During a Weekly Rate Period, this Bond or any portion thereof in
	  Authorized Denominations (except during any period this Bond is a Pledged Bond or Company
	  Bond) shall be purchased on the demand of the registered Owner thereof on any Business Day at
	  a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon to
	  the date of purchase, upon delivery to the tender agent duly appointed in accordance with the
	  provisions of the Indenture (together with any successor tender agent, the "Tender Agent") at its
	  Principal Office, on any Business Day, of (a) a written irrevocable notice setting forth the information
	  required by the Indenture, including the date on which such Bond, or the portion thereof being
	  tendered for purchase, shall be so purchased, which date shall be a Business Day not prior to the
	  seventh day next succeeding the date of the delivery of such notice to the Tender Agent, together
	  with (b) this Bond, as provided in the Indenture; provided, that if the registered Owner of the
	  tendered Bond is an open-ended diversified management investment company (registered under the
	  Investment Company Act of 1940, as amended), the delivery required under this clause (b) need not
	  be made until the date such Bond is to be purchased from such registered Owner as provided in the
	  Indenture. Notwithstanding the foregoing, if the Bonds, are held in a Book-Entry System, separate
	  procedures for the optional tender of Bonds are set forth in the Indenture.

	  	Interest. During any period this Bond is in the Weekly Rate Mode, interest on this Bond shall
	  be paid on the first Business Day of each month next succeeding the Closing Date (if applicable),
	  each Weekly Rate Conversion Date, and on the Maturity Date specified above or such other date
	  as the outstanding principal amount of the Bonds is paid in full if the Bonds are in the Weekly Rate
	  Mode at such time (each, a "Weekly Rate Interest Payment
Date"), and shall be computed on the
	  basis of a 365- or 366-day year, for the actual number of days elapsed. Interest on this Bond for each
	  Weekly Interest Period shall be calculated as provided below and in the Indenture. During each
	  Weekly Rate Period, "Weekly Interest Period" shall mean the period from and including the first day
	  of the Weekly Rate Period through and including the following Tuesday, and after the first Weekly
	  Interest Period of each Weekly Rate Period, from and including Wednesday of each week through
	  and including the following Tuesday, whether or not such days are Business Days, provided, however,
	  the initial Weekly Interest Period shall commence on the Closing Date and end on the following
	  Tuesday.

	  	On Tuesday (unless Tuesday is not a Business Day, then on the next preceding Monday; unless
	  Monday and Tuesday are not Business Days, then on the next subsequent Wednesday, whether or
	  not a Business Day) of each calendar week during a Weekly Rate Period, with respect to each
	  Weekly Interest Period, the Remarketing Agent shall determine the Weekly Rate for the ensuing or
	  current (in the case of determinations made on Wednesday)
Weekly Interest Period.  The
	  determination of the Weekly Rate by the Remarketing Agent shall be conclusive and binding.

	  	The Weekly Rate for each Weekly Interest Period determined by the Remarketing Agent shall
	  be the lowest rate of interest which will, in the sole judgment of the Remarketing Agent, having due
	  regard for prevailing financial market conditions, permit the Bonds to be remarketed at a price of par,
	  plus accrued interest, on the first day of the applicable Weekly Interest Period; provided that in no
	  case shall the Weekly Rate be more than the Maximum Rate. In the event no Weekly Rate is
	  determined by the Remarketing Agent for a Weekly Interest Period, the Weekly Rate for such
	  Weekly Interest Period shall be the rate from time to time established pursuant to the Indenture.

	  II.	Daily Rate Provisions

	  	Optional Tender. During a Daily Rate Period, this Bond or any portion thereof in Authorized
	  Denominations (except during any period this Bond is a Pledged
Bond or Company Bond) shall be
	  purchased on the demand of the registered Owner thereof on any Business Day at a price equal to
	  100% of the principal amount thereof, plus accrued and unpaid interest thereon to the date of
	  purchase, upon delivery (by telecopy of otherwise) to the Tender Agent at its principal office, (a) by
	  10:30 a.m., New York time, on such Business Day, of a written irrevocable notice, which will be
	  effective upon receipt, setting forth the information required by the Indenture and (b) by 11:00 a.m.,
	  New York time, on such Business Day, this Bond, as provided in the Indenture. Notwithstanding the
	  foregoing, if the Bonds are held in a Book-Entry System, separate procedures for the optional tender
	  of Bonds are set forth in the Indenture.

	  	Interest. During any period this Bond is in the Daily Rate Mode, interest on this Bond shall
	  be paid on the first Business Day of each month next succeeding the Closing Date (if applicable),
	  each Daily Rate Conversion Date, and on the Maturity Date specified above or such other date as
	  the outstanding principal amount of the Bonds is paid in full if the Bonds are in the Daily Rate Mode
	  at such time (each, a "Daily Rate Interest Payment Date"), and shall be computed on the basis of
	  a 365- or 366-day year, for the actual number of days elapsed. Interest on the Bonds for each Daily
	  Interest Period shall be calculated as provided below and in the Indenture. During each Daily Rate
	  Period, "Daily Interest Period" shall mean the period from and including the first day of the Daily
	  Rate Period to but excluding the immediately succeeding Business
Day.

	  	On the first day of each Daily Interest Period, the Remarketing Agent shall determine the
	  Daily Rate for such Daily Interest Period. The determination of the Daily Rate by the Remarketing
	  Agent shall be conclusive and binding.

	  	The Daily Rate for each Daily Interest Period determined by the Remarketing Agent shall be
	  the lowest rate of interest which will, in the sole judgment of the Remarketing Agent, having due
	  regard for prevailing financial market conditions, permit the Bonds to be remarketed at a price of par,
	  plus accrued interest, on the first day of the applicable Daily Interest Period; provided that in no case
	  shall the Daily Rate be more than the Maximum Rate. In the event no Daily Rate is determined by
	  the Remarketing Agent for a Daily Interest Period, then the Bonds shall thereupon bear interest at
	  the last Daily Rate previously determined pursuant to the Indenture.

	  III. 	CP Rate Provisions

	  	From and after each CP Rate Conversion Date or a CP Rate
Reset Date, as appropriate, to
	  the earlier of their redemption, the following Conversion Date, or the following CP Rate Reset Date,
	  the interest rate of this Bond shall be a CP Rate, determined as provided below and in the Indenture.
	  When the Bonds are in the CP Rate Mode, in the case of each CP
Rate Period, on the first day
	  thereof, the Remarketing Agent shall determine (i) the duration of the CP Rate Period and (ii) the
	  CP Rate which shall apply during such CP Rate Period. The duration of the CP Rate Period so
	  determined shall be that which, in the sole judgment of the Remarketing Agent will provide the
	  lowest overall interest cost with respect to the Bonds, with due regard to prevailing financial market
	  conditions, foreseeable changes in such conditions, the anticipated duration of the period the Bonds
	  may remain in the CP Rate Mode, and such other factors which the Remarketing Agent, in its sole
	  judgment, shall deem relevant and economically advantageous to consider. Upon determination of
	  the duration of the CP Rate Period, the Remarketing Agent shall determine the CP Rate which shall
	  be in effect during such CP Rate Period, which shall be the lowest rate of interest which, in the sole
	  judgment of the Remarketing Agent, having due regard to prevailing financial market conditions, will
	  permit the Bonds to be sold at par, plus accrued interest, on the first day of such CP Rate Period.
	  Notwithstanding the foregoing, the CP Rate so determined shall not be more than the Maximum
	  Rate. Unless and until the Company elects to effect a conversion of the Bonds from the CP Rate
	  Mode to another Mode, the Remarketing Agent shall continually redetermine the duration of, and
	  the CP Rate to be effective during each new CP Rate Period, which will commence, without further
	  action on the part of the Company on each CP Rate Reset Date. If on any CP Rate Reset Date the
	  Remarketing Agent shall fail to determine either the duration of, or the CP Rate to be effective
	  during the CP Rate Period which commences on such date, then, without further action on the part
	  of the Company, the Bonds shall thereupon bear interest at the Weekly Rate determined pursuant
	  to the Indenture. Each determination by the Remarketing Agent shall be conclusive and binding.
	  While the Bonds are in the CP Rate Mode, interest on this Bond will be payable on the first Business
	  Day which follows each CP Rate Period, and shall be computed on the basis of a 365- or 366-day
	  year, and the actual number of days elapsed.

	  IV.	 Adjustable Rate Provisions

	  	From and after each Adjustable Rate Conversion Date or Adjustable Rate Reset Date, the
	  interest rate on this Bond shall be an Adjustable Rate, determined as provided below and in the
	  Indenture. When the Bonds are in the Adjustable Rate Mode, the Bonds will remain in such Mode
	  for as long as the Company continues to deliver timely conversion notices specifying the duration of
	  the next Adjustable Rate Period. The Remarketing Agent, on or prior to the commencement of each
	  Adjustable Rate Period, shall determine the Adjustable Rate to be borne by the Bonds during such
	  Adjustable Rate Period, which will be the lowest rate which, in its sole judgment having due regard
	  for prevailing financial market conditions, will permit the Bonds to be sold at par on the first day of
	  such Adjustable Rate Period. Notwithstanding the foregoing, the Adjustable Rate shall not be more
	  than the Maximum Rate. In the event no Adjustable Rate is determined by the Remarketing Agent
	  for an Adjustable Rate Period, then the Bonds shall bear interest as provided in the Indenture.

	  	During each Adjustable Rate Period, interest on this Bond shall be paid on each Adjustable
	  Rate Interest Payment Date and shall be computed on the basis of a 360-day year consisting of twelve
	  30-day months.

	  V.	Conversion Provisions

	  	The interest rate Mode of this Bond shall be converted from one Mode to another Mode, or
	  from an Adjustable Rate Period of one duration to an Adjustable
Rate Period of the same or a
	  different duration within the Adjustable Rate Mode, if the Company shall give notice as provided in
	  the Indenture of its election to effect such conversion, specifying in such notice the date on which
	  the Conversion Date will occur (which date shall be at least 25 days after such notice is given) and,
	  if the conversion is to an Adjustable Rate Period, specifying the Interest Payment Date which shall
	  be the day following the last day of such Adjustable Rate Period (which Adjustable Rate Period shall
	  be of a duration of at least six months). The Bonds shall be subject to mandatory tender and
	  purchase on the Conversion Date. In the event any condition precedent to the conversion of the
	  interest rate Mode of this Bond from one Mode to another Mode, or from an Adjustable Rate
	  Period of one duration to an Adjustable Rate Period of the same or a different duration, is not
	  satisfied, this Bond shall nonetheless be subject to mandatory tender on the Conversion Date and the
	  Bonds shall commence bearing interest on the Conversion Date as provided in the Indenture.

	  VI.	 Mandatory Tender

	  	All Bonds are subject to mandatory tender in whole by the Owners to the Tender Agent at its
	  Principal Office on each date described below:

	  	(a)	On each Conversion Date;

	  	(b)	On each CP Rate Reset Date;

	  	(c)	On the second Business Day prior to the expiration
or termination of the Letter of
	  Credit (except as provided in the Indenture), if the Trustee has not received evidence satisfactory to
	  it as required by the Indenture by the 25th day preceding the scheduled expiration or termination
	  date of the Letter of Credit of either an extension of the then existing Letter of Credit or the
	  issuance of an Alternate Credit Facility meeting the requirements set forth therefor in the
	  Agreement, including the Maintenance of Rating requirement (as defined therein);

	  	(d)	On the date of substitution of an Alternate Credit
Facility for the then existing Letter
	  of Credit if the Trustee has not received evidence of a Maintenance of Rating with respect thereto
	  by the 25th day preceding such substitution date;

	  	(e)	On each optional redemption date pursuant to the
Indenture for which the Company
	  has elected to purchase Bonds in lieu of optional redemption pursuant to the Indenture; and

	  	(f)	On the date on which the Guaranty is released as
provided in the Indenture.

	  	The purchase price of Bonds subject to mandatory tender shall be 100% of the principal
	  amount thereof (except in the case of a mandatory tender described in paragraph (c), (d), (e), or (f)
	  above, during, but prior to the expiration date of, an Adjustable Rate Period, in which case the
	  purchase price shall include a premium equal to the then applicable optional redemption premium,
	  if any, on the Bonds, as set forth in the Indenture), plus accrued interest, if any, to the mandatory
	  tender date. Not later than 20 days prior to any mandatory tender date, the Trustee shall mail notice
	  to all Owners of Bonds subject to mandatory tender on such date stating that (1) due to the
	  occurrence of one of the events described above (which event shall be specified), such Owner"s
	  Bonds will be subject to mandatory tender to the Tender Agent at its Principal Office on the
	  mandatory tender date at the purchase price described above, and
(2) interest with respect to Bonds
	  which are not tendered on the mandatory tender date will cease to accrue provided Available Moneys
	  for such purchase are on deposit with the Tender Agent on the mandatory tender date. Notice of
	  mandatory tenders described in paragraphs (a) and (e) above shall be given as part of the notice of
	  conversion or optional redemption referenced above. No failure on the part of the Tender Agent
	  to give such notice shall affect the requirement that Bonds be tendered on the mandatory tender
	  date.

	  	Any Bond subject to mandatory tender which is not tendered on or before the mandatory
	  tender date shall, if Available Moneys sufficient and available for the purchase of such Bonds have
	  been deposited with the Tender Agent on the mandatory tender date, be deemed to have been
	  tendered for purchase on the mandatory tender date, and from and after such date, interest will no
	  longer accrue on such Bonds. Owners of such Bonds shall have no rights or benefits under the
	  Indenture with respect to such Bonds other than to receive the purchase price for such Bonds upon
	  surrender of such Bonds to the Tender Agent.

	  VII.	 Redemption of Bonds

	  	The Bonds shall be subject to optional redemption only as follows:

	  	a.	Weekly Rate Mode, CP Rate Mode, or Daily Rate
Mode.  While the Bonds are in the
	  Weekly Rate Mode or the Daily Rate Mode, they are subject to optional redemption, in whole or
	  in part on any Business Day in Authorized Denominations, and while the Bonds are in the CP Rate
	  Mode, they are subject to optional redemption in whole or in part in Authorized Denominations on
	  any Interest Payment Date, at the direction of the Company, at a redemption price equal to 100%
	  of the principal amount of the Bond to be redeemed, plus accrued interest thereon to the redemption
	  date.
	  	b.	Adjustable Rate Mode.     While the Bonds are in
the Adjustable Rate Mode, they are
	  subject to optional redemption in whole or in part on any date, at the direction of the Company, only
	  on the dates and at the applicable redemption prices set forth in the Indenture.

	  	While the Bonds are in the Adjustable Rate Mode or the CP Rate Mode, the Bonds are
	  subject to extraordinary optional redemption in whole on any date at a redemption price equal to the
	  principal amount of Bonds plus accrued interest to the redemption date, without premium, upon the
	  occurrence of certain events specified in the Indenture.

	  	The Bonds in any Mode are subject to mandatory redemption in whole on the next date for
	  which timely notice of redemption can be given by the Trustee after the occurrence of a
	  Determination of Taxability at a redemption price equal to the aggregate principal amount of the
	  Bonds plus accrued interest thereon to the redemption date, without premium.

	  	At least 30 days prior to any redemption of Bonds, the Trustee shall cause notice of the call
	  for redemption to be sent by first class mail, postage prepaid, to the Owner of each Bond to be
	  redeemed at the address of such Owner shown on the registration books maintained by the Trustee.
	  Neither the failure to give any such notice nor any defect in any notice so mailed shall affect the
	  sufficiency or the validity of any proceedings for the redemption of the Bonds.

	  	If Available Moneys are deposited in the Bond Fund on the date Bonds are to be redeemed,
	  Bonds or portions thereof redeemed shall no longer be secured by this Indenture and shall not be
	  deemed to be outstanding under the provisions of this Indenture. Interest shall not continue to
	  accrue on the Bonds after the date fixed for redemption, so long as Available Moneys are on deposit
	  to pay all principal of, premium, if any, and interest accrued on the Bonds on such date. However,
	  if Available Moneys shall not be on deposit on the redemption date, such Bonds or portions thereof
	  shall continue to bear interest until paid at the same rate as they would have borne had they not been
	  called for redemption.

	  	Any partial redemption of Bonds shall be made only in integral multiples of $100,000. If fewer
	  than all of the Bonds shall be called for redemption, the portion of Bonds to be redeemed shall be
	  selected by the Trustee as provided in the Indenture.

	  VIII.	General Provisions

	  	Except as provided in the Indenture, the Ownership of this Bond may be transferred (in
	  Authorized Denominations) only upon presentation and surrender of this Bond at the corporate trust
	  office of the Trustee, together with an assignment duly executed by the Registered Owner hereof or
	  his duly authorized attorney-in-fact in such form as shall be satisfactory to the Trustee.

	  	Provisions may be made for the payment of amounts represented by the Bonds as provided in
	  the Indenture, in which event all liability of the Issuer to the Owners of the applicable Bonds for the
	  payment of such Bonds shall forthwith cease, terminate, and be completely discharged, and thereupon
	  it shall be the duty of the Trustee to hold such funds (but only for the period specified and as
	  provided in the Indenture), without liability for interest thereon, for the benefit of the Owners of
	  such Bonds, who shall thereafter be restricted exclusively to such funds for any claims of whatever
	  nature under the Indenture or on, or with respect to, said Bonds.

	  	It is hereby certified and covenanted that this Bond has been duly and validly authorized,
	  issued, and delivered; that all acts, conditions, and things required or proper to be performed, exist
	  and be done precedent to or in the authorization, issuance, and delivery of this Bond have been
	  performed, exist, and have been done in accordance with law.

	  	The Bonds are secured by the Indenture, whereunder the Trustee undertakes to enforce the
	  rights of the Owners of the Bonds and to perform other duties to the extent and under the conditions
	  stated in the Indenture. In case an Event of Default shall occur, the principal of and interest on the
	  Bonds then outstanding may, and, under certain circumstances, shall, be declared to be due and
	  payable immediately upon the conditions and in the manner provided in the Indenture. Under the
	  circumstances and conditions provided in the Indenture, the Trustee may, or shall, waive any Event
	  of Default under the Indenture and its consequences.

	  	The Issuer has reserved the right to amend the Indenture, with the consent of the Bank, as
	  provided therein. Under some (but not all) circumstances, amendments thereto must also be
	  approved by the Owners of either at least a majority or 100% in aggregate principal amount of the
	  outstanding Bonds.




	  	In Witness Whereof, the Issuer has caused this Bond to be executed in its name by the
	  manual or facsimile signature of its President or Vice President and attested with the manual or
	  facsimile signature of the Secretary of Assistant Secretary all as of the date first above written.



	  [Seal]



	  Attest:______________________________________
	By:_______________________________________
	          By Authorized Officer	    Authorized Officer




	  [OFFICE OF THE COMPTROLLER
	  OF PUBLIC ACCOUNTS		REGISTER NO.
_______________
	  OF THE STATE OF TEXAS


	  	I hereby certify that there is on file and of record in my office a certificate of the Attorney
	  General of the State of Texas to the effect that this Bond has been examined by him as required by
	  law, that he finds that it has been issued in conformity with the Constitution and laws of the State
	  of Texas, and that it is a valid and binding obligation of the Grapevine Industrial Development
	  Corporation; and that this Bond has this day been registered by me.


	  	Witness my hand and seal of office at Austin, Texas,
____________________________.




	_________________________________________________
	  	Comptroller of Public Accounts of the
	  [SEAL]	State of Texas]




	  Assignment

	  	For value received, the undersigned hereby sells, assigns,
and transfers unto   ___________________ the within Bond, and does hereby
irrevocably constitute and appoint   ___________________, attorney to
transfer such Bond on the books kept for registration and transfer of the within Bond, with full power of substitution in the premises.

	  	Dated: __________________

	  Note: The signature to this Assignment must correspond with the name as it appears upon the face of the within Bond in every particular, without enlargement or alteration or any change whatsoever.

	  Signature guaranteed by:

	  _______________________________________Note: The
signature to this assignment must correspond
	  with the name as it appears upon the face of the within Bond in every particular, without alteration or enlargement or any change whatever. Signature(s) must be guaranteed by an "eligible guarantor
	  institution" meeting the requirements of the Trustee, which requirements include membership or participation in Stamp or such other "signature guaranty program" as may be determined by the
	  Trustee in addition to or in substitution for Stamp, all in accordance with the Securities Exchange Act of 1934, as amended.

	  Registration Information

	  	Under the terms of the Indenture, the Trustee will register a
Bond in the name of a transferee   only if the Owner of such Bond (or his duly
authorized representative) provides as much of the information requested below as is applicable to such Owner prior to submitting this Bond for transfer.

	  Name: _______________________________________

	  Address: _____________________________________
	  Social Security or Employer Identification Number:
_______________________

	  If a Trust, Name, and Address of Trustee(s) and Date of Trust:
__________________




	      Neither the State of Texas, the City of Grapevine, Texas, nor any political corporation,
	      subdivision, or agency thereof shall be obligated to pay the principal of, premium, if any,
	      or interest on this Bond and neither the faith and credit nor the taxing power of the
	      State of Texas, the City of Grapevine, Texas, nor any political corporation, subdivision,
	      or agency thereof nor any assets of the Grapevine Industrial Development Corporation,
	      other than those specifically pledged therefor, are pledged to the payment of the
	      principal of, premium, if any, or interest on the Bond.


	  No.  R-1$8,000,000


	  Grapevine Industrial Development Corporation
	  Industrial Development Revenue Bonds, Series 1994
	  (Trencor Jetco, Inc. Project)

	  	DATED DATE:	MATURITY DATE:	CUSIP
NUMBER:

	  	  April 1, 1994 	     April 1, 2019 	    388652 AL3

	  Registered Owner: CEDE & CO.

	  Principal Amount: EIGHT MILLION DOLLARS

	  	The Grapevine Industrial Development Corporation, a corporation acting on behalf of the City
	  of Grapevine (the "Unit"), State of Texas (the "State"), hereby promises to pay to the order of the
	  Registered Owner specified above, or registered assigns, the Principal Amount specified above on
	  the Maturity Date specified above (or earlier as hereinafter provided), and to pay interest on the
	  Principal Amount hereof from the date specified in the Indenture (hereinafter defined) at the rates
	  per annum and on the dates set forth herein (but only out of the revenues of the Issuer derived from
	  the Agreement, as hereinafter defined, or other moneys pledged therefor) and in accordance with
	  the provisions of the Development Corporation Act of 1979, Article 5190.6 Tex. Rev. Civ. Stat. Ann.,
	  as amended (the "Act").

	  	THIS BOND, TOGETHER WITH PREMIUM, IF ANY,
AND THE INTEREST HEREON, IS
	  A SPECIAL AND LIMITED OBLIGATION OF THE ISSUER
AND NEITHER THE ISSUER, THE
	  UNIT, NOR THE STATE OF TEXAS NOR ANY POLITICAL
SUBDIVISION THEREOF,
	  INCLUDING THE ISSUER AND THE UNIT, SHALL BE
OBLIGATED TO PAY THIS BOND, THE
	  PREMIUM, IF ANY, OR THE INTEREST HEREON OR OTHER
COSTS INCIDENT THERETO
	  EXCEPT FROM FUNDS PLEDGED UNDER THE INDENTURE.
NEITHER THE FAITH AND
	  CREDIT NOR THE TAXING POWER OF THE STATE, THE
UNIT, OR ANY POLITICAL
	  CORPORATION, SUBDIVISION, AGENCY, OR
INSTRUMENTALITY THEREOF IS PLEDGED
	  TO THE PAYMENT OF THE PRINCIPAL, PREMIUM, IF ANY,
OR INTEREST ON THIS BOND.


	  	The principal of, premium, if any, and interest on this Bond are payable in lawful money of the
	  United States of America. The principal of and premium, if any, payable upon maturity or earlier
	  redemption of this Bond are payable when due upon the presentation and surrender hereof at the
	  corporate trust office of Bank One, Texas, NA, in Fort Worth,
Texas, as trustee (the "Trustee"), or
	  any successor trustee. Each payment of interest on this Bond shall be payable to the Registered
	  Owner hereof as shown on the registration books kept by the Trustee at the close of business on the
	  Business Day (but, during an Adjustable Rate Period, the fifteenth day of the calendar month) next
	  preceding the date on which such interest becomes due and payable (herein, a "Record Date").
	  Interest on this Bond shall be payable to the Registered Owner hereof by check mailed by first class
	  mail on the respective Interest Payment Dates (as hereinafter defined) to the address of such
	  Registered Owner as shown on the books kept by the Trustee at the close of business on the relevant
	  Record Date or such other address as is furnished to the Trustee (in form satisfactory to the Trustee)
	  by such Owner prior to such Record Date. Registered Owners of $1,000,000 or more in aggregate
	  principal amount of Bonds shall be entitled to receive interest payments by wire transfer by providing
	  written wire instructions to the Trustee before the Record Date.

	  	This Bond shall not be valid or become obligatory for any purpose or be entitled to any security
	  or benefit under the Indenture until the Certificate of Authentication hereon shall have been signed
	  by the Trustee or the Tender Agent.

	  	This Bond is authorized and issued under and pursuant to authority conferred by the Act,
	  certain proceedings of the Board of Directors of the Issuer and the Indenture of Trust dated as of
	  April 1, 1994 (the "Indenture") between the Issuer and the
Trustee.  Certain terms used and not
	  defined in this Bond are defined in the Indenture. This Bond is one of the Issuer"s duly authorized
	  Industrial Development Revenue Bonds, Series 1994 (Trencor
Jetco, Inc. Project) (the "Bonds"),
	  which Bonds have been issued in the aggregate principal amount of $8,000,000 to provide funds to
	  make a loan to Trencor Jetco, Inc., a Texas corporation (the "Company") pursuant to a Loan
	  Agreement dated as of April 1, 1994 (the "Agreement") between the Issuer and the Company. The
	  proceeds of the Bonds will be used to finance a portion of the costs of acquisition, construction and
	  equipping of certain facilities (the "Project") located in the Unit. As security for the payment of the
	  Bonds, the Company has caused to be delivered to the Trustee a letter of credit (the "Initial Letter
	  of Credit") of The First National Bank of Chicago (the "Bank"), against which the Trustee shall be
	  entitled to draw, in accordance with the terms thereof, to pay when and as due, the principal or
	  purchase price of, and interest on, the Bonds during the term of the Initial Letter of Credit. Under
	  certain conditions, the Company may cause to be delivered an Alternate Credit Facility (an
	  "Alternate Credit Facility") in substitution for the Letter of Credit then in effect without the consent
	  of the Owners of the Bonds. The Initial Letter of Credit, together with any Alternate Credit Facility,
	  is hereinafter referred to as the "Letter of Credit". The Bonds are guaranteed by Astec Industries,
	  Inc., a Tennessee corporation (the "Guarantor"), the owner of 100% of the outstanding stock of the
	  Company, pursuant to a Guaranty Agreement dated April 1, 1994, between the Guarantor and the
	  Trustee. The Bonds are not secured by any lien on or security interest in the Project.

	  	The Bonds are issued under and entitled to the benefits of the Indenture. Pursuant to the
	  Indenture, the Issuer has pledged and assigned to the Trustee the Trust Estate as security for its
	  obligation to pay the principal or purchase price of, premium, if any, and interest on the Bonds.
	  Reference is made to the Indenture for a description of the Trust Estate and for the provisions
	  thereof with respect to the nature and extent of the security granted by the Issuer to the Trustee
	  thereunder, the rights, duties, and obligations of the Issuer and the Trustee, the rights of the
	  registered Owners of the Bonds, and the terms on which the Bonds are issued and secured, to all of
	  which provisions, and to all other provisions of the Indenture, the Registered Owner hereof by the
	  acceptance of this Bond assents.




	  I.	Weekly Rate Provisions

	  	Optional Tender. During a Weekly Rate Period, this Bond or any portion thereof in
	  Authorized Denominations (except during any period this Bond is a Pledged Bond or Company
	  Bond) shall be purchased on the demand of the registered Owner thereof on any Business Day at
	  a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon to
	  the date of purchase, upon delivery to the tender agent duly appointed in accordance with the
	  provisions of the Indenture (together with any successor tender agent, the "Tender Agent") at its
	  Principal Office, on any Business Day, of (a) a written irrevocable notice setting forth the information
	  required by the Indenture, including the date on which such Bond, or the portion thereof being
	  tendered for purchase, shall be so purchased, which date shall be a Business Day not prior to the
	  seventh day next succeeding the date of the delivery of such notice to the Tender Agent, together
	  with (b) this Bond, as provided in the Indenture; provided, that if the registered Owner of the
	  tendered Bond is an open-ended diversified management investment company (registered under the
	  Investment Company Act of 1940, as amended), the delivery required under this clause (b) need not
	  be made until the date such Bond is to be purchased from such registered Owner as provided in the
	  Indenture. Notwithstanding the foregoing, if the Bonds, are held in a Book-Entry System, separate
	  procedures for the optional tender of Bonds are set forth in the Indenture.

	  	Interest. During any period this Bond is in the Weekly Rate Mode, interest on this Bond shall
	  be paid on the first Business Day of each month next succeeding the Closing Date (if applicable),
	  each Weekly Rate Conversion Date, and on the Maturity Date specified above or such other date
	  as the outstanding principal amount of the Bonds is paid in full if the Bonds are in the Weekly Rate
	  Mode at such time (each, a "Weekly Rate Interest Payment
Date"), and shall be computed on the
	  basis of a 365- or 366-day year, for the actual number of days elapsed. Interest on this Bond for each
	  Weekly Interest Period shall be calculated as provided below and in the Indenture. During each
	  Weekly Rate Period, "Weekly Interest Period" shall mean the period from and including the first day
	  of the Weekly Rate Period through and including the following Tuesday, and after the first Weekly
	  Interest Period of each Weekly Rate Period, from and including Wednesday of each week through
	  and including the following Tuesday, whether or not such days are Business Days, provided, however,
	  the initial Weekly Interest Period shall commence on the Closing Date and end on the following
	  Tuesday.

	  	On Tuesday (unless Tuesday is not a Business Day, then on the next preceding Monday; unless
	  Monday and Tuesday are not Business Days, then on the next subsequent Wednesday, whether or
	  not a Business Day) of each calendar week during a Weekly Rate Period, with respect to each
	  Weekly Interest Period, the Remarketing Agent shall determine the Weekly Rate for the ensuing or
	  current (in the case of determinations made on Wednesday)
Weekly Interest Period.  The
	  determination of the Weekly Rate by the Remarketing Agent shall be conclusive and binding.

	  	The Weekly Rate for each Weekly Interest Period determined by the Remarketing Agent shall
	  be the lowest rate of interest which will, in the sole judgment of the Remarketing Agent, having due
	  regard for prevailing financial market conditions, permit the Bonds to be remarketed at a price of par,
	  plus accrued interest, on the first day of the applicable Weekly Interest Period; provided that in no
	  case shall the Weekly Rate be more than the Maximum Rate. In the event no Weekly Rate is
	  determined by the Remarketing Agent for a Weekly Interest Period, the Weekly Rate for such
	  Weekly Interest Period shall be the rate from time to time established pursuant to the Indenture.




	  II.	Daily Rate Provisions

	  	Optional Tender. During a Daily Rate Period, this Bond or any portion thereof in Authorized
	  Denominations (except during any period this Bond is a Pledged
Bond or Company Bond) shall be
	  purchased on the demand of the registered Owner thereof on any Business Day at a price equal to
	  100% of the principal amount thereof, plus accrued and unpaid interest thereon to the date of
	  purchase, upon delivery (by telecopy of otherwise) to the Tender Agent at its principal office, (a) by
	  10:30 a.m., New York time, on such Business Day, of a written irrevocable notice, which will be
	  effective upon receipt, setting forth the information required by the Indenture and (b) by 11:00 a.m.,
	  New York time, on such Business Day, this Bond, as provided in the Indenture. Notwithstanding the
	  foregoing, if the Bonds are held in a Book-Entry System, separate procedures for the optional tender
	  of Bonds are set forth in the Indenture.

	  	Interest. During any period this Bond is in the Daily Rate Mode, interest on this Bond shall
	  be paid on the first Business Day of each month next succeeding the Closing Date (if applicable),
	  each Daily Rate Conversion Date, and on the Maturity Date specified above or such other date as
	  the outstanding principal amount of the Bonds is paid in full if the Bonds are in the Daily Rate Mode
	  at such time (each, a "Daily Rate Interest Payment Date"), and shall be computed on the basis of
	  a 365- or 366-day year, for the actual number of days elapsed. Interest on the Bonds for each Daily
	  Interest Period shall be calculated as provided below and in the Indenture. During each Daily Rate
	  Period, "Daily Interest Period" shall mean the period from and including the first day of the Daily
	  Rate Period to but excluding the immediately succeeding Business
Day.

	  	On the first day of each Daily Interest Period, the Remarketing Agent shall determine the
	  Daily Rate for such Daily Interest Period. The determination of the Daily Rate by the Remarketing
	  Agent shall be conclusive and binding.

	  	The Daily Rate for each Daily Interest Period determined by the Remarketing Agent shall be
	  the lowest rate of interest which will, in the sole judgment of the Remarketing Agent, having due
	  regard for prevailing financial market conditions, permit the Bonds to be remarketed at a price of par,
	  plus accrued interest, on the first day of the applicable Daily Interest Period; provided that in no case
	  shall the Daily Rate be more than the Maximum Rate. In the event no Daily Rate is determined by
	  the Remarketing Agent for a Daily Interest Period, then the Bonds shall thereupon bear interest at
	  the last Daily Rate previously determined pursuant to the Indenture.

	  III. 	CP Rate Provisions

	  	From and after each CP Rate Conversion Date or a CP Rate
Reset Date, as appropriate, to
	  the earlier of their redemption, the following Conversion Date, or the following CP Rate Reset Date,
	  the interest rate of this Bond shall be a CP Rate, determined as provided below and in the Indenture.
	  When the Bonds are in the CP Rate Mode, in the case of each CP
Rate Period, on the first day
	  thereof, the Remarketing Agent shall determine (i) the duration of the CP Rate Period and (ii) the
	  CP Rate which shall apply during such CP Rate Period. The duration of the CP Rate Period so
	  determined shall be that which, in the sole judgment of the Remarketing Agent will provide the
	  lowest overall interest cost with respect to the Bonds, with due regard to prevailing financial market
	  conditions, foreseeable changes in such conditions, the anticipated duration of the period the Bonds
	  may remain in the CP Rate Mode, and such other factors which the Remarketing Agent, in its sole
	  judgment, shall deem relevant and economically advantageous to consider. Upon determination of
	  the duration of the CP Rate Period, the Remarketing Agent shall determine the CP Rate which shall
	  be in effect during such CP Rate Period, which shall be the lowest rate of interest which, in the sole
	  judgment of the Remarketing Agent, having due regard to prevailing financial market conditions, will
	  permit the Bonds to be sold at par, plus accrued interest, on the first day of such CP Rate Period.
	  Notwithstanding the foregoing, the CP Rate so determined shall not be more than the Maximum
	  Rate. Unless and until the Company elects to effect a conversion of the Bonds from the CP Rate
	  Mode to another Mode, the Remarketing Agent shall continually redetermine the duration of, and
	  the CP Rate to be effective during each new CP Rate Period, which will commence, without further
	  action on the part of the Company on each CP Rate Reset Date. If on any CP Rate Reset Date the
	  Remarketing Agent shall fail to determine either the duration of, or the CP Rate to be effective
	  during the CP Rate Period which commences on such date, then, without further action on the part
	  of the Company, the Bonds shall thereupon bear interest at the Weekly Rate determined pursuant
	  to the Indenture. Each determination by the Remarketing Agent shall be conclusive and binding.
	  While the Bonds are in the CP Rate Mode, interest on this Bond will be payable on the first Business
	  Day which follows each CP Rate Period, and shall be computed on the basis of a 365- or 366-day
	  year, and the actual number of days elapsed.

	  IV.	 Adjustable Rate Provisions

	  	From and after each Adjustable Rate Conversion Date or Adjustable Rate Reset Date, the
	  interest rate on this Bond shall be an Adjustable Rate, determined as provided below and in the
	  Indenture. When the Bonds are in the Adjustable Rate Mode, the Bonds will remain in such Mode
	  for as long as the Company continues to deliver timely conversion notices specifying the duration of
	  the next Adjustable Rate Period. The Remarketing Agent, on or prior to the commencement of each
	  Adjustable Rate Period, shall determine the Adjustable Rate to be borne by the Bonds during such
	  Adjustable Rate Period, which will be the lowest rate which, in its sole judgment having due regard
	  for prevailing financial market conditions, will permit the Bonds to be sold at par on the first day of
	  such Adjustable Rate Period. Notwithstanding the foregoing, the Adjustable Rate shall not be more
	  than the Maximum Rate. In the event no Adjustable Rate is determined by the Remarketing Agent
	  for an Adjustable Rate Period, then the Bonds shall bear interest as provided in the Indenture.

	  	During each Adjustable Rate Period, interest on this Bond shall be paid on each Adjustable
	  Rate Interest Payment Date and shall be computed on the basis of a 360-day year consisting of twelve
	  30-day months.

	  V.	Conversion Provisions

	  	The interest rate Mode of this Bond shall be converted from one Mode to another Mode, or
	  from an Adjustable Rate Period of one duration to an Adjustable
Rate Period of the same or a
	  different duration within the Adjustable Rate Mode, if the Company shall give notice as provided in
	  the Indenture of its election to effect such conversion, specifying in such notice the date on which
	  the Conversion Date will occur (which date shall be at least 25 days after such notice is given) and,
	  if the conversion is to an Adjustable Rate Period, specifying the Interest Payment Date which shall
	  be the day following the last day of such Adjustable Rate Period (which Adjustable Rate Period shall
	  be of a duration of at least six months). The Bonds shall be subject to mandatory tender and
	  purchase on the Conversion Date. In the event any condition precedent to the conversion of the
	  interest rate Mode of this Bond from one Mode to another Mode, or from an Adjustable Rate
	  Period of one duration to an Adjustable Rate Period of the same or a different duration, is not
	  satisfied, this Bond shall nonetheless be subject to mandatory tender on the Conversion Date and the
	  Bonds shall commence bearing interest on the Conversion Date as provided in the Indenture.




	  VI.	 Mandatory Tender

	  	All Bonds are subject to mandatory tender in whole by the Owners to the Tender Agent at its
	  Principal Office on each date described below:

	  	(a)	On each Conversion Date;

	  	(b)	On each CP Rate Reset Date;

	  	(c)	On the second Business Day prior to the expiration
or termination of the Letter of
	  Credit (except as provided in the Indenture), if the Trustee has not received evidence satisfactory to
	  it as required by the Indenture by the 25th day preceding the scheduled expiration or termination
	  date of the Letter of Credit of either an extension of the then existing Letter of Credit or the
	  issuance of an Alternate Credit Facility meeting the requirements set forth therefor in the
	  Agreement, including the Maintenance of Rating requirement (as defined therein);

	  	(d)	On the date of substitution of an Alternate Credit
Facility for the then existing Letter
	  of Credit if the Trustee has not received evidence of a Maintenance of Rating with respect thereto
	  by the 25th day preceding such substitution date;

	  	(e)	On each optional redemption date pursuant to the
Indenture for which the Company
	  has elected to purchase Bonds in lieu of optional redemption pursuant to the Indenture; and

	  	(f)	On the date on which the Guaranty is released as
provided in the Indenture.

	  	The purchase price of Bonds subject to mandatory tender shall be 100% of the principal
	  amount thereof (except in the case of a mandatory tender described in paragraph (c), (d), (e), or (f)
	  above, during, but prior to the expiration date of, an Adjustable Rate Period, in which case the
	  purchase price shall include a premium equal to the then applicable optional redemption premium,
	  if any, on the Bonds, as set forth in the Indenture), plus accrued interest, if any, to the mandatory
	  tender date. Not later than 20 days prior to any mandatory tender date, the Trustee shall mail notice
	  to all Owners of Bonds subject to mandatory tender on such date stating that (1) due to the
	  occurrence of one of the events described above (which event shall be specified), such Owner"s
	  Bonds will be subject to mandatory tender to the Tender Agent at its Principal Office on the
	  mandatory tender date at the purchase price described above, and
(2) interest with respect to Bonds
	  which are not tendered on the mandatory tender date will cease to accrue provided Available Moneys
	  for such purchase are on deposit with the Tender Agent on the mandatory tender date. Notice of
	  mandatory tenders described in paragraphs (a) and (e) above shall be given as part of the notice of
	  conversion or optional redemption referenced above. No failure on the part of the Tender Agent
	  to give such notice shall affect the requirement that Bonds be tendered on the mandatory tender
	  date.

	  	Any Bond subject to mandatory tender which is not tendered on or before the mandatory
	  tender date shall, if Available Moneys sufficient and available for the purchase of such Bonds have
	  been deposited with the Tender Agent on the mandatory tender date, be deemed to have been
	  tendered for purchase on the mandatory tender date, and from and after such date, interest will no
	  longer accrue on such Bonds. Owners of such Bonds shall have no rights or benefits under the
	  Indenture with respect to such Bonds other than to receive the purchase price for such Bonds upon
	  surrender of such Bonds to the Tender Agent.

	  VII.	 Redemption of Bonds

	  	The Bonds shall be subject to optional redemption only as follows:

	  	a.	Weekly Rate Mode, CP Rate Mode, or Daily Rate
Mode.  While the Bonds are in the
	  Weekly Rate Mode or the Daily Rate Mode, they are subject to optional redemption, in whole or
	  in part on any Business Day in Authorized Denominations, and while the Bonds are in the CP Rate
	  Mode, they are subject to optional redemption in whole or in part in Authorized Denominations on
	  any Interest Payment Date, at the direction of the Company, at a redemption price equal to 100%
	  of the principal amount of the Bond to be redeemed, plus accrued interest thereon to the redemption
	  date.

	  	b.	Adjustable Rate Mode.     While the Bonds are in
the Adjustable Rate Mode, they are
	  subject to optional redemption in whole or in part on any date, at the direction of the Company, only
	  on the dates and at the applicable redemption prices set forth in the Indenture.

	  	While the Bonds are in the Adjustable Rate Mode or the CP Rate Mode, the Bonds are
	  subject to extraordinary optional redemption in whole on any date at a redemption price equal to the
	  principal amount of Bonds plus accrued interest to the redemption date, without premium, upon the
	  occurrence of certain events specified in the Indenture.

	  	The Bonds in any Mode are subject to mandatory redemption in whole on the next date for
	  which timely notice of redemption can be given by the Trustee after the occurrence of a
	  Determination of Taxability at a redemption price equal to the aggregate principal amount of the
	  Bonds plus accrued interest thereon to the redemption date, without premium.

	  	At least 30 days prior to any redemption of Bonds, the Trustee shall cause notice of the call
	  for redemption to be sent by first class mail, postage prepaid, to the Owner of each Bond to be
	  redeemed at the address of such Owner shown on the registration books maintained by the Trustee.
	  Neither the failure to give any such notice nor any defect in any notice so mailed shall affect the
	  sufficiency or the validity of any proceedings for the redemption of the Bonds.

	  	If Available Moneys are deposited in the Bond Fund on the date Bonds are to be redeemed,
	  Bonds or portions thereof redeemed shall no longer be secured by this Indenture and shall not be
	  deemed to be outstanding under the provisions of this Indenture. Interest shall not continue to
	  accrue on the Bonds after the date fixed for redemption, so long as Available Moneys are on deposit
	  to pay all principal of, premium, if any, and interest accrued on the Bonds on such date. However,
	  if Available Moneys shall not be on deposit on the redemption date, such Bonds or portions thereof
	  shall continue to bear interest until paid at the same rate as they would have borne had they not been
	  called for redemption.

	  	Any partial redemption of Bonds shall be made only in integral multiples of $100,000. If fewer
	  than all of the Bonds shall be called for redemption, the portion of Bonds to be redeemed shall be
	  selected by the Trustee as provided in the Indenture.

	  VIII.	General Provisions

	  	Except as provided in the Indenture, the Ownership of this Bond may be transferred (in
	  Authorized Denominations) only upon presentation and surrender of this Bond at the corporate trust
	  office of the Trustee, together with an assignment duly executed by the Registered Owner hereof or
	  his duly authorized attorney-in-fact in such form as shall be satisfactory to the Trustee.

	  	Provisions may be made for the payment of amounts represented by the Bonds as provided in
	  the Indenture, in which event all liability of the Issuer to the Owners of the applicable Bonds for the
	  payment of such Bonds shall forthwith cease, terminate, and be completely discharged, and thereupon
	  it shall be the duty of the Trustee to hold such funds (but only for the period specified and as
	  provided in the Indenture), without liability for interest thereon, for the benefit of the Owners of
	  such Bonds, who shall thereafter be restricted exclusively to such funds for any claims of whatever
	  nature under the Indenture or on, or with respect to, said Bonds.

	  	It is hereby certified and covenanted that this Bond has been duly and validly authorized,
	  issued, and delivered; that all acts, conditions, and things required or proper to be performed, exist
	  and be done precedent to or in the authorization, issuance, and delivery of this Bond have been
	  performed, exist, and have been done in accordance with law.

	  	The Bonds are secured by the Indenture, whereunder the Trustee undertakes to enforce the
	  rights of the Owners of the Bonds and to perform other duties to the extent and under the conditions
	  stated in the Indenture. In case an Event of Default shall occur, the principal of and interest on the
	  Bonds then outstanding may, and, under certain circumstances, shall, be declared to be due and
	  payable immediately upon the conditions and in the manner provided in the Indenture. Under the
	  circumstances and conditions provided in the Indenture, the Trustee may, or shall, waive any Event
	  of Default under the Indenture and its consequences.

	  	The Issuer has reserved the right to amend the Indenture, with the consent of the Bank, as
	  provided therein. Under some (but not all) circumstances, amendments thereto must also be
	  approved by the Owners of either at least a majority or 100% in aggregate principal amount of the
	  outstanding Bonds.




	  	In Witness Whereof, the Issuer has caused this Bond to be executed in its name by the
	  manual or facsimile signature of its President or Vice President and attested with the manual or
	  facsimile signature of the Secretary of Assistant Secretary all as of the date first above written.

	  [Seal]

	  Attest:______________________________________
	By:_______________________________________
	          By Authorized Officer	    Authorized Officer





	  	This Bond is hereby authenticated as required by the within-referenced Indenture of Trust.




	  	Authorized Officer of Trustee or Tender Agent

	  	Date of Authentication: ____________________





	  Assignment

	  	For value received, the undersigned hereby sells, assigns, and transfers unto
	  ___________________ the within Bond, and does hereby irrevocably constitute and appoint
	  ___________________, attorney to transfer such Bond on the books kept for registration and transfer
	  of the within Bond, with full power of substitution in the premises.

	  	Dated: __________________

	  Note: The signature to this Assignment must correspond with the name as it appears upon the face
	  of the within Bond in every particular, without enlargement or alteration or any change whatsoever.

	  Signature guaranteed by:

	  _______________________________________Note: The
signature to this assignment must correspond
	  with the name as it appears upon the face of the within Bond in every particular, without alteration
	  or enlargement or any change whatever. Signature(s) must be guaranteed by an "eligible guarantor
	  institution" meeting the requirements of the Trustee, which requirements include membership or
	  participation in Stamp or such other "signature guaranty program" as may be determined by the
	  Trustee in addition to or in substitution for Stamp, all in accordance with the Securities Exchange
	  Act of 1934, as amended.

	  Registration Information

	  	Under the terms of the Indenture, the Trustee will register a Bond in the name of a transferee
	  only if the Owner of such Bond (or his duly authorized representative) provides as much of the
	  information requested below as is applicable to such Owner prior to submitting this Bond for transfer.

	  Name: _______________________________________

	  Address: _____________________________________
	  Social Security or Employer Identification Number:
_______________________

	  If a Trust, Name, and Address of Trustee(s) and Date of Trust:
__________________




	  TABLE OF CONTENTS

	  Page

	  	Recitals1


	  Article I
	  Definitions and Interpretation

	      Section 1.01.	Definitions  3
	      Section 1.02  Article and Section Headings 11
	      Section 1.03.  Interpretation 11

	  Article II
	  Authorization and Issuance of the Bonds

	      Section 2.01.  Authorization of Bonds; No Additional Bonds 11
	      Section 2.02.  Issuance of Bonds; Terms of Bonds 11
	      Section 2.03.  Optional Tender 16
	      Section 2.04.  Mandatory Tenders 18
	      Section 2.05.  Form of Bonds 19
	      Section 2.06.  Execution and Authentication of Bonds; Limited
                      Obligations 19
	      Section 2.07.  Registration and Exchange of Bonds; Persons
                      Treated as Owners 20
	      Section 2.08.  Mutilated, Lost, Stolen, or Destroyed Bonds 21
	      Section 2.09.  Cancellation of Bonds 21
	      Section 2.10.  Temporary Bonds 21
	      Section 2.11.  Conditions Precedent to Authentication and
                      Delivery of Bonds 21
	      Section 2.12.  Book-Entry System 22

	  Article III
	  Redemption of Bonds; Purchase and Remarketing of Bonds

	      Section 3.01.  Optional Redemption 23
	      Section 3.02.  Extraordinary Optional Redemption 25
	      Section 3.03.  Mandatory Redemption 25
	      Section 3.04.  Notice of Redemption 25
	      Section 3.05.  Effect of Availability of Redemption Prices 26
	      Section 3.06.  Partial Redemption 26
	      Section 3.07.  Purchase of Tendered Bonds 27
	      Section 3.08.  Remarketing of Tendered Bonds; Payment of
                      Purchase Price 27
	      Section 3.09.  Funds for Purchase Price of Bonds 29
	      Section 3.10.  Delivery of Purchased Bonds 29
	      Section 3.11.  Pledged Bonds 30

	  Article IV
	  General Provisions

	      Section 4.01.  Payment of Principal, Premium, if any, and
                      Interest 31
	      Section 4.02.  Instruments of Further Assurance 31
	      Section 4.03.  Tax-Exempt Status of Bonds 31
	      Section 4.04.  Books, Records and Accounts 31
	      Section 4.05.  Notice to Rating Agencies 32

	  Article V
	  Revenues and Funds; Letter of Credit

	      Section 5.01.  Application of Original Proceeds of Bonds 32
	      Section 5.02.  Bond Fund 32
	      Section 5.03.  Letter of Credit; Alternate Credit Facility 33
	      Section 5.04.  Letter of Credit Draws and Bond Fund Moneys to
                      Pay Principal, Premium, or Interest 35
	      Section 5.05.  Investment of Moneys 35
	      Section 5.06.  Moneys to Be Held in Trust; Nonpresentment of
                      Bonds 36
	      Section 5.07.  Repayment from Indenture Funds 36
	      Section 5.08.  Tax Covenants 37
	      Section 5.09.  Custody of Funds and Accounts 37
	      Section 5.10.  Rebate Fund, Rebate 37
	      Section 5.11.  Payments in the Project Account; Disbursements. 38
	      Section 5.12.  Completion of Project 39
	      Section 5.13.  Transfer of Construction Fund 39
	      Section 5.14.  Custody of Funds and Accounts 39

	  Article VI
	  Defaults and Remedies

	      Section 6.01.  Events of Default 40
	      Section 6.02.  Acceleration 41
	      Section 6.03.  Other Remedies 41
	      Section 6.04.  Waiver of Past Defaults 41
	      Section 6.05.  Control by Majority 42
	      Section 6.06.  Limitation on Suits 42
	      Section 6.07.  Rights of Owners to Receive Payment 42
	      Section 6.08.  Collection Suit by Trustee 42
	      Section 6.09.  Trustee May File Proofs of Claim 42
	      Section 6.10.  Priorities 42
	      Section 6.11.  Bank Deemed Owner of Certain Bonds 43
	      Section 6.12.  Bank Rights 43

	  Article VII
	  Trustee, Remarketing Agent, and Tender Agent

	      Section 7.01.  Duties of Trustee 43
	      Section 7.02.  Rights of Trustee 44
	      Section 7.03.  Individual Rights of Trustee 44
	      Section 7.04.  Trustee"s Disclaimer 44
	      Section 7.05.  Notice of Defaults 45
	      Section 7.06.  Compensation and Indemnity of Trustee 45
	      Section 7.07.  Eligibility of Trustee 45
	      Section 7.08.  Replacement of Trustee 45
	      Section 7.09.  Duties of Remarketing Agent 46
	      Section 7.10.  Eligibility of Remarketing Agent; Replacement 46
	      Section 7.11.  Tender Agent 47
	      Section 7.12.  Successor Trustee, Remarketing Agent, or Tender
                      Agent by Merger 47

	  Article VIII
	  Supplemental Indentures

	      Section 8.01.  Without Consent of Owners 48
	      Section 8.02.  With Consent of Owners 48
	      Section 8.03.  Effect of Consents 48
	      Section 8.04.  Notation on or Exchange of Bonds 49
	      Section 8.05.  Execution and Delivery by Trustee of
                      Amendments and Supplements 49
	      Section 8.06.  Company and Bank Consent Required 49
	      Section 8.07.  Notice to Owners 49

	  Article IX
	  Amendment of Agreement, Guaranty, or Letter of Credit

	      Section 9.01.  Without Consent of Owners 49
	      Section 9.02.  With Consent of Owners 49
	      Section 9.03.  Bank Consent Required 50
	      Section 9.04.  Modifications of Letter of Credit 50
	      Section 9.05.  Release of Guaranty 50

	  Article X
	  Discharge of Indenture

	      Section 10.01.  Bonds Deemed Paid; Discharge of Indenture 50
	      Section 10.02.  Application of Trust Money 51
	      Section 10.03.  Repayment to Bank and Company 51

	  Article XI
	  Miscellaneous

	      Section 11.01.  Owners" Consent 51
	      Section 11.02.  Limitation of Rights 52
	      Section 11.03.  No Personal Liability of Issuer 52
	      Section 11.04.  Severability 52
	      Section 11.05.  Notices 52
	      Section 11.06.  Payments or Performance Due on Other Than
                       Business Day 54
	      Section 11.07.  Execution of Counterparts 54
	      Section 11.08.  Applicable Law 54
	      Section 11.09.  Notice to Texas Department of Commerce of
                       Certain Matters 54
	      Section 11.10.  Exceptions to Requirements of Bank Consent 54

	  	Execution55

	  	Exhibit A - Bond Form